taxa
As filed with the Securities and Exchange Commission on April 30, 2026
Registration Nos. 333-85183; 811-09547

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 32	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33	☒

FARMERS ANNUITY SEPARATE ACCOUNT A
(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(Name of Depositor)
12822 SE 32nd Street, Suite 2, Bellevue, Washington 98005
(Address of Depositor’s Principal Executive Offices)
1-800-238-9671
(Depositor’s Telephone Number)
Tina de Jong
Managing Corporate Counsel and Corporate Secretary
Farmers New World Life Insurance Company
12822 SE 32nd Street, Suite 2
Bellevue, Washington 98005
(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

Prospectus
May 1, 2026
Farmers® Variable Annuity
AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY
ISSUED THROUGH:
Farmers Annuity Separate Account A
BY
Farmers New World Life Insurance Company

This prospectus describes the Farmers® Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments. This Contract is currently not being issued.
This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.
An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.
Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.
Accumulation Unit. An accounting unit we use to calculate subaccount values during the Pay-in Period. It measures the net investment results of each of the subaccounts.
Annuitant. You are the Annuitant, unless you state otherwise in your application. Before any annuity payments begin, the Annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the Annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint Annuitants.
Annuity Start Date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.
Beneficiary. The person you select to receive the death benefit if you or the last surviving Annuitant dies before the Annuity Start Date.
Business Day/Valuation Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.
Cash Value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.
Company (we, us, our, Farmers). Farmers New World Life Insurance Company.
Contract month, year or anniversary. A month, year or anniversary as measured from the Issue Date.
Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the Variable Account and the Fixed Account.
Final Annuity Date. The Contract Anniversary when the oldest Annuitant is age 95.
Fixed Account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.
Fixed Account Value. Your Contract Value in the Fixed Account.
Free Withdrawal Amount. An amount you can withdraw each Contract Year as a partial withdrawal or as part of a surrender without incurring a surrender charge.
Fund or Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed in the Appendix A of this prospectus.
General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.
Home Office. The address of our Home Office is 12822 SE 32nd Street, Suite 2, Bellevue, Washington 98005.
Issue Date. The date on which we credit the initial Premium Payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the Fixed Account, or to the Fixed Account and the subaccounts you selected on your application.
Net Investment Factor. The factor we use to determine the value of an Accumulation Unit at the end of each valuation period. We determine the Net Investment Factor separately for each subaccount.
NYSE. The New York Stock Exchange.
Pay-in Period. The period that begins when we issue your Contract and ends on the Annuity Start Date. During the Pay-in Period, earnings accumulate on a tax-deferred basis until you take money out.

Payout Period. The period beginning on the Annuity Start Date during which you or the person you designate will receive annuity payments.
Portfolio. A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as “Fund”.
Premium Payment. Amount you pay to us for the Contract. When we use the term “Premium Payment” in this prospectus, it means a Premium Payment less any applicable premium taxes.
Qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.
Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. Infosys McCamish Systems, LLC is the administrator of the Contract. You can call the Service Center toll-free at 1-877-376-8008.
Subaccount. A subdivision of the Variable Account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.
Surrender. The termination of a Contract at the option of the Owner.
Tax Code. The Internal Revenue Code of 1986, as amended.
Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.
Variable Account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.
Variable Account Value. The portion of the total value of your Contract that is allocated to the subaccounts of the Variable Account.
Written Notice. The Written Notice you must sign and send to us to request or exercise your rights as Owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.
You (your, Owner). The person(s) entitled to exercise all rights as owner under the Contract.

Key Information

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals
If you withdraw money from the Contract within 7 years following a Premium Payment, you may be assessed a surrender charge. The maximum surrender charge is 7% of the Premium Payment, and a surrender charge may be assessed up to 7 years after a Premium Payment. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.

See “Surrender and Partial Withdrawals.”

Transaction Changes
In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 12 during a Contract Year) or if state or local premium taxes are assessed.

See “Fees and Charges.”

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract*	1.17%	1.17%***
	Investment options (Portfolios fees and expenses)**	0.19%	1.37%
	Optional benefits available for an additional charge (for a single option benefit, if elected)*	0.25%	0.25%

* As a percentage of assets in the Variable Account.
**As a percentage of Portfolio’s net assets.
*** Includes $30 annual Records Maintenance Charge. The amount may be less than what is shown, because the Records Maintenance Charge is waived in certain circumstances. See “Fees and Charges – Records Maintenance Charge.”

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,375	Highest Annual Cost $3,120

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of Portfolio Company fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of optional benefits, and Portfolio Company fees and expenses

• No sales charges

• No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	You can lose money by investing in this Contract, including some or all of your investment.
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

See “Principal Risks of Investing in the Contract.”

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Subaccounts of the Variable Account in which you invest. Each Subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Farmers New World Life Insurance Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about us is available upon request. Such requests can be made toll-free at 1-877-376-8008.

RESTRICTIONS
Investments
The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale. This Contract required you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year.

Before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated in “Transfer” section of this Prospectus. Also, we may modify or suspend the transfer privilege at any time.

We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company.

We reserve the right to remove or substitute portfolios as investment options, and we may limit a portfolio’s availability to new premiums and/or transfers of Contract Value.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio.

You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so.

Eleven subaccounts, specified in “The Portfolios –Subaccounts Closed to New Investors” are closed to new investors.

The following restrictions apply to partial withdrawals. A partial withdrawal may have adverse tax consequences.

◾ You may make only 1 withdrawal each calendar quarter.

◾ You must request at least $100.

◾ You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

◾ Surrender charges may apply.

See “Transfers,” “Farmers Annuity Separate Account A,” The Portfolios,” and “Fees and Charges.”

Optional Benefits
Optional benefits may be only available at the time you purchased your contract. We may discontinue or restrict the availability of an optional benefit.

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit Rider.

See “Benefits Available Under the Contract,” “Death Benefit – Optional Guaranteed Minimum Death Benefit,” “Guaranteed Retirement Income Benefit.”

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation
The Contract is currently not being issued. However, some investment professionals may receive compensation in connection with additional purchase payments in an outstanding Contract, and may have a financial incentive to recommend such additional payments over another investment. This compensation is paid in the form of commissions, based on your investment in the Contract.

See “Distribution of Contracts” of the Statement of Additional Information (“SAI”).

Exchanges
If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract. This Contract is no longer sold.

See “Your Contract: The Pay-In Period – Tax-Free‘Section 1035’ Exchanges.”

Overview of the Contract

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related SAI, the Contract and the summary or full prospectuses for the Portfolios being considered. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. Certain features and benefits may vary depending on the state in which your Contract is issued.
Purpose
The Contract described in this prospectus is an individual flexible premium variable annuity contract. It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. This annuity is a contract between you (the Contract Owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value. The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale.
The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. This Contract is not appropriate if you intend to withdraw most of your Contract Value before you reach age 59 1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59 1/2. For these reasons, you should not participate in this Contract if you are looking for a short-term investment.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: the “Pay-in” Period and the “Payout” Period.
During the Pay-in Period, you can allocate money to any combination of investment alternatives offered under the Contract. Your Contract Value equals the sum of Variable Account Value and the Fixed Account Value:
◾
Variable Account. You may allocate premium(s) and Contract Value to one or more of the 45 Subaccounts each of which invests exclusively in one of the portfolios. For a list of portfolios in which you can invest, see “Appendix: Portfolios Available Under the Contract.”

◾
We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

◾
We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

◾
Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by some of the fees and charges we assess. The Fixed Account is part of our General Account.

The Payout Period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options: 1) Life Income, 2) Life Income with Guarantee Period, 3) Joint and Survivor Life Annuity. Description of each annuity payment option is provided in the “The Payout Period – Description of Annuity Options” section of this Prospectus The money you can accumulate during the Pay-in Period will directly determine the dollar amount of any annuity payments you receive.

Contract Features
Below is a brief summary of the Contract’s primary features and options.
Premium Flexibility
Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.
Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the Annuity Start Date. We may limit the total premium(s) paid to us during any Contract Year. You may also choose to have premiums deducted directly from your bank account.
Death Benefit. The Contract also offers a death benefit payable if any Owner or the last surviving Annuitant dies before the Annuity Start Date.
Optional Guaranteed Minimum Death Benefit. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving Annuitant dies before the Annuity Start Date.
Guaranteed Retirement Income Benefit. As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider. If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change. Description of the benefit is provided in the “Guaranteed Retirement Income Benefit” section of the prospectus.
Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.
Dollar Cost Averaging Program. The Dollar Cost Averaging Program permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 Subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.
Systematic Withdrawal. You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.
Transfers. At any time during the Pay-in Period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract Year from the Fixed Account.
Tax Treatment. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered. Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Considerations.”
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you paid or will pay at the time that you bought the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Surrender Charge (as a percentage of amount surrendered or partially withdrawn)[1]	Maximum 7%
Transfer Fee[2]	$25 after 12 transfers per year
Premium Tax Charge[3]	Maximum 3.5%

[1]
We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its Cash Value, or annuitize under the Contract while surrender charges are applicable.

[2]
We do not assess transfer fees on transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract Year.

[3]	Premium Tax charge, ranging from 0.00%—3.50%, may apply upon full surrender, partial withdrawal, or annuitization.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract (not including portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses

Administrative Expenses	$ 30 annually
Base Contract Expenses (as percentage of assets in the Variable Account)	1.15%
Optional Benefit Expenses (as percentage of assets in the Variable Account)
Guaranteed Retirement Income Benefit	0.25%
Guaranteed Minimum Death Benefit	0.25%
The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found in “Appendix: Portfolios Available Under the Contract.”
Annual Portfolio Company Expenses

	Minimum	Maximum
(Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.19%	1.37%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender or annuitize your Contract at the end of the applicable time period:	914	1,414	2,011	3,422

	1 year	3 years	5 years	10 years
If you do not surrender or annuitize your Contract at the end of the applicable period	314	960	1,631	3,422

Principal Risks of Investing in the Contract

Short-Term Investment Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.
Investment Option Investment Risk. You bear the risk of any decline in the Variable Account Value of your contract resulting from the performance of the Portfolios you have chosen. The Variable Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Portfolio. This risk could have a significant negative impact on certain benefits and guarantees under Contract. The investment risks are described in the prospectuses for the Portfolios.
Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.
Withdrawal Risk. Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.
Tax-related Risk. The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. Generally, a Contract’s earnings are not taxed until you make a withdrawal. However, if the Owner of a Contract is not a natural person, e.g., a trust, tax on earnings will not be deferred but will be assessed annually. If you withdraw money from a non-qualified Contract, earnings will be taxed first. In addition, if a withdrawal occurs before you reach age 59 1/2, You could incur significant tax penalties. Different tax consequences apply to a Qualified Contract. You should consult a qualified tax advisor regarding your particular circumstances before engaging in any transaction.
Cybersecurity and Business Continuity Risk. Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and unauthorized release of confidential customer information. Additionally, our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of, disruption to, or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, loss of data and breaches of regulation caused by cyber-attacks or other similar illegal, or unauthorized intrusions may lead to a materially adverse effect on our operations, results, financial condition, and corporate reputation.
In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. Although we seek to limit our vulnerability to such risks through technological and other means to maintain the integrity and security of our information systems and data, it is not possible to anticipate or prevent all potential forms of cyber-attack or other similar illegal or unauthorized intrusions or to guarantee our ability to timely detect, remediate, and defend against all such attacks. In addition, due to the sensitive nature of much of the financial and personal information we maintain, we may be at particular risk for targeting.
Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from owners. Catastrophic events may also negatively affect the computer and other systems on which we rely. There can be no assurance that we, our service providers or the underlying funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.
Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 12822 SE 32nd Street, Suite 2, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.
The Fixed Account

You may allocate some or all of your Premium Payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our General Account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Payments from the General Account for these obligations are subject to our claims-paying ability and financial strength. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual rate of at least the minimum guaranteed interest rate indicated in your contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.
Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at the current rates in excess of the minimum guaranteed rate indicated in your contract, but we are not obligated to do so. We have no specific formula for determining current interest rates.
The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations You make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum guaranteed interest rate indicated in your Contract.
We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below the minimum guaranteed interest rate indicated in your Contract per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).
We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.
The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not necessarily been reviewed by the staff of the SEC. However, Fixed Account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
Farmers Annuity Separate Account A

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.
The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.
Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities. Farmers is obligated to pay all amounts promised to the investors under the Contracts.
The Variable Account is divided into Subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.
Changes to the Variable Account
We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.
The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.
The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.
Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.
Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.
An investment in a Subaccount, or in any portfolio, including the DWS Government Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.
Subaccounts Closed to New Investors
Eleven subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Calvert VP SRI Mid Cap Portfolio	Calvert Variable Series, Inc.	September 1, 2008
DWS Core Equity VIP	Deutsche DWS Variable Series I	September 1, 2008
DWS Small Mid Cap Growth VIP	Deutsche DWS Variable Series II	September 1, 2008
Templeton Developing Markets VIP Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Henderson Enterprise Portfolio	Janus Aspen Series	September 1, 2008
Equity Income Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal Capital Appreciation Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
SmallCap Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Franklin Small Cap Value VIP Fund	Franklin Templeton Variable Insurance Products Trust	June 20, 2021
If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:
(1)	remain invested in the affected subaccount;
(2)	continue to allocate new premium to the affected subaccount; and
(3)	transfer into and out of the affected subaccount.
However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.
Information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the “Appendix: Portfolios Available Under the Contract.”
Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio, and instructions regarding how you may obtain paper or electronic copies of Portfolio’s prospectus is also provided in the appendix.
In addition to the Variable Account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance Policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance Policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance Owners and those given by variable annuity contract Owners. If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.
Selection of the Portfolios
The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract Owners.
You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select Subaccounts in which to allocate premiums or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.
You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the Subaccounts you have chosen.
We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.
Revenue We Receive From the Portfolios and/or Their Service Providers.
We and/or Farmers Financial Solutions, LLC (“FFS”) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:
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Rule 12b-1 Fees. We and/or FFS receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses, for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

•
Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
BNY Mellon	0.25%	Janus	0.25%
Fidelity®	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*
Payments are based on an annual percentage of the average daily net assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

•
Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract Owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the variable insurance products we issue, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and/or FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.
Availability of the Portfolios
We cannot guarantee that each portfolio will always be available for investment through the Contracts.
We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.
Your Right to Vote Portfolio Shares
Even though we are the legal Owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract Owners instruct, so long as such action is required by law.
Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the Subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract Owners advising you of the action and the reasons we took such action.

Benefits Available Under the Contract

The following table summarizes information about certain benefits available under the Contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Retirement Income Benefit rider	Guarantees a minimum income that is based on conservative actuarial factors.	Optional	0.25% of the average daily net assets you have invested in the subaccounts
As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

There are conditions for receiving this benefit, and if you do not meet these conditions, you lose the benefit of the Rider.

Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	No Charge	Withdrawals will proportionately reduce the benefit, and such reductions could be significant.
Optional Guaranteed Minimum Death Benefit
Provides enhanced death benefit.

On the death of the last surviving Annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

• the standard death benefit

• premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday; minus proportional reductions for withdrawals; or
		Optional	0.25% of the average daily net assets you have invested in the Subaccounts
Withdrawals will proportionately reduce the benefit, and such reductions could be significant.

This rider may not be available in all states, and may vary by state.

It provides an enhanced death benefit only if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies.

This enhanced death benefit is payable on the death of an Owner only if that Owner is the first Owner to die and is the last surviving Annuitant.

You may select the Guaranteed Minimum Death Benefit only on your Contract application.

• the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

A different death benefit calculation applies if the last surviving Annuitant dies after the Contract Anniversary on or next following the Annuitant’s 80th birthday.
Systematic Payment Plan	You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.	Optional	No Charge	Reduces your contract value by the amount of any withdrawals, (surrender charges, income taxes, and tax penalties may be applicable)
Dollar Cost Averaging	Permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 subaccounts.	Optional	No Charge	The minimum transfer amount is $100. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.
Automatic Asset Rebalancing	Allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation.	Optional	No Charge	We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program.
Your Contract: The Pay-In Period

The Pay-in Period begins when we issue your Contract and continues until the Annuity Start Date. The Pay-in Period will also end if you surrender your Contract, or a death benefit is payable, before the Payout Period.
Who Should Own the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.
If you own the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) since the tax favored arrangement itself provides for tax sheltered growth.
Tax-Free ‘Section 1035’ Exchanges
You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange, you might have to pay a surrender charge on your old contract. There may be a new surrender charge period for the new contract and other charges may be higher (or lower) and the benefits may be different than your old contract. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you a new annuity contract (that person will generally earn a commission if you buy an annuity through an exchange or otherwise).
Revenue Procedure 2011-38 sets forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract will be treated by the IRS as a tax-free exchange.
Under Rev. Proc. 2011-38:
1.	The period of time in which cash cannot be withdrawn from either contract after a partial exchange is 180 days; and
2.	Annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Tax Code will not be treated as a distribution from either the old or new contract.
Please consult a competent tax advisor before engaging in either a Code Section 1035 exchange or partial transfer.
Ownership Rights
The Contract belongs to the Owner named in the application. The Owner may exercise all of the ownership rights and options described in the Contract. The Annuitant is the Owner unless the application specifies a different person as the Owner. The Owner may designate the Annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the Annuitant or Owner dies) in the application.
Changing the Owner:
•	You may change the Owner by providing a written request to us at any time while the Annuitant is alive before the Annuity Start Date.
•	Any change in Owner requires our written approval.
•	The change takes effect on the date that the written request is signed.
•	We are not liable for any actions we may have taken before we received the written request.
•	Changing the Owner does not automatically change the beneficiary.
Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.
Selecting and Changing the Beneficiary:
•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the Owner/Annuitant, then any contingent beneficiary becomes the beneficiary.
•	If both the beneficiary and contingent beneficiary die before the Owner/Annuitant, then we will pay the death benefit to the Owner or the Owner’s estate once the death benefit becomes payable.
•
You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the Owner’s/Annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

•	You can change the beneficiary generally by providing us with a written request signed by the Owner while the Annuitant is living.
•	The request to change the beneficiary must be signed by the Owner.
•	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.
•	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.
•	We are not liable for any actions we may have taken before we received the written request.
Assigning the Contract:
•	You may assign Contract rights before the Annuity Start Date.
•	The Owner retains any ownership rights that are not assigned.
•	The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	The rights of the Owner and the beneficiary are subject to the rights of the assignee.
•	We are not bound by any assignment unless duplicate signed forms are filed with us.
•	We are not responsible for the validity of any assignment.
•	We are not liable for any payment we made before we received Written Notice of the assignment.
Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.
Modifying the Contract
Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:
•
conform the Contract, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the Variable Account is subject;

•	assure continued qualification of the Contract under the Federal tax laws; or
•	reflect a change in the Variable Account’s operations.
If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.
Premiums

Premium Flexibility
The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional Premium Payment, except that Premium Payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value. There is no age limit on making regular contributions to traditional or Roth IRAs. You must send all premiums to our Service Center.
We will not accept total Premium Payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.
We may decline a Premium Payment for any reason permitted by law.
Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $500 per year. You can make monthly payments for the applicable fraction of at least $500, but the total for the year must add up to at least $500.
Allocating Premiums
When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the Variable Account and/or the Fixed Account according to the following rules.
•	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the Fixed Account.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual Premium Payments to a specific subaccount and/or to the Fixed Account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the Subaccounts or the Fixed Account.
Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the Subaccounts. You should periodically review your Premium Payment allocation instructions in light of market conditions and your overall financial objectives.

We credit any premiums you make to your Contract after the date of reallocation (or after the Issue Date, if applicable) using the Accumulation Unit value next computed at the end of a Business Day on which we receive them at our Service Center. Our Business Day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional Premium Payments after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.
Your Contract Values

Contract Value
Your Contract Value:
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varies from day to day, depending on the investment performance of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Contract transactions (such as additional Premium Payments, transfers, and partial withdrawals);

•	serves as the starting point for calculating values under a Contract;
•	equals the sum of all values in each subaccount and the Fixed Account;
•	is determined on the Issue Date and on each Business Day;
•	on the Issue Date, equals the initial premium less any premium tax due; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.
Subaccount Value
Each subaccount’s value is determined at the end of each Business Day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the Accumulation Unit value of that subaccount at the end of the Business Day.
The number of Accumulation Units in any subaccount on any Business Day equals:
•	the initial Accumulation Units purchased at the unit value on the Issue Date; plus
•	Accumulation Units purchased with additional premiums; plus
•	Accumulation Units purchased via transfers from another subaccount or the Fixed Account; minus
•	Accumulation Units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that Business Day; minus
•	Accumulation Units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus
•	Accumulation Units redeemed as part of a transfer to another subaccount, or the Fixed Account, and any applicable transfer fee.
Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the Accumulation Unit value for that subaccount at the end of the Valuation Period.
Accumulation Unit Value
The Accumulation Unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The Accumulation Unit value may increase or decrease from one Valuation Period to the next. The Accumulation Unit value for each subaccount is recalculated at the end of each Business Day by multiplying the Accumulation Unit value at the end of the immediately preceding Business Day by the Net Investment Factor for the Business Day for which the value is being determined. The new Accumulation Unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the “Calculation of Subaccount and Adjusted Historic Portfolio Performance Data – Accumulation Unit Value” of the SAI.
We determine a separate Accumulation Unit value for each subaccount. We will also determine separate sets of Accumulation Unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.
Fixed Account Value
On the Issue Date, your Fixed Account Value is equal to the premiums paid.

Your Fixed Account Value at the end of any Valuation Period (before the Annuity Start Date) is equal to:
•	the total of premiums allocated to the Fixed Account; minus
•	any applicable premium taxes; plus
•	amounts transferred from the Subaccounts; increased by
•	any credited interest; and decreased by
•	any transfers and withdrawals from the Fixed Account, and by any charges deducted from the Fixed Account.
Your Contract’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Contract.
Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.
Mortality and Expense Risk Charge
As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the Subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the Subaccounts.
The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.
If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the Subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the Subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”
Asset-Based Administration Charge
We deduct a daily asset-based administration charge from each Subaccount to help reimburse us for our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the Subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the Variable Account.
Transfer Fee
A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.
Surrender Charge
We do not deduct a charge for sales expenses from Premium Payments at the time Premium Payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw Cash Value before the Annuity Start Date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.
As a general rule, the surrender charge equals a percentage of the Premium Payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each Premium Payment. The applicable percentage depends on the number of years since you made the Premium Payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.
Because surrender charges are based on the date each Premium Payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make Premium Payments.
We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total Premium Payments because of negative investment performance.
When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each Subaccount and the Fixed Account, unless you request otherwise.
Free Withdrawal Amount
In any Contract Year before the Annuity Start Date, You may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the Free Withdrawal Amount. Each Contract Year, the Free Withdrawal Amount is an amount up to the greater of:
•	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or
•	10% of the Contract Value determined at the time the withdrawal is requested, less any prior withdrawals in that Contract Year.
Any premium that has been held by us for more than seven years will be subject to a 0% surrender charge percentage.
Examples of Surrender Charge Calculation:
In the following examples, assume that a Contract is issued on July 1, 2022 with a $10,000 premium paid on the Issue Date. No subsequent premiums are paid.
Partial Withdrawal Example. The Owner wishes to withdraw $4,000 on September 15, 2026. Suppose the Contract Value is $12,700 on that date, before the withdrawal.
The Free Withdrawal Amount is the larger of (a) and (b):
(a)	$12,700 – $10,000 = $2,700
(b)	(10%)($12,700) = $1,270
The Free Withdrawal Amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:
($4,000—$2,700)(5%) = $65

The Owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.
Full Withdrawal Example: Positive Growth. The Owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the Free Withdrawal Amount). The surrender charge is calculated as follows:
($12,700—$2,700)(5%)/1.05 = $476.19
The Owner would receive $12,700—$476.19—$30 = $12,193.81.
Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The Free Withdrawal Amount is the larger of (a) and (b):
(a)	$8,000—$10,000 = $-2,000
(b)	(10%)($8,000) = $800
The surrender charge is calculated as follows:
($8,000—$800)(5%)/1.05 = $342.86
The Owner would receive $8,000—$342.86—$30 = $7,627.14.
Free withdrawals may be subject to federal income tax. They also may be subject to the 10% federal penalty tax if made before you reach age 59 1/2.
Waiver of Surrender Charge Riders
If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:
•	after an Annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or
•
(after one year from the effective date of the rider) if an Annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge
At the end of each Contract Year before the Annuity Start Date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the value in each Subaccount and the Fixed Account bears to the total Contract Value. We will also deduct this charge on the Annuity Start Date, or the date you surrender the Contract.
We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.
Portfolio Management Fees and Expenses
Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the Subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2024, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.19% to 1.37% of average daily portfolio assets. See the prospectuses for the portfolios, for more information.
Redemption Fees. A portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Premium Taxes
Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:
•	from Premium Payments as we receive them,
•	from Contract Value upon surrender or partial withdrawal,
•	on the Annuity Start Date, or
•	upon payment of a death benefit.
Other Taxes
Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.
Transfers

After the right-to-examine period has expired and before the Annuity Start Date, you may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions:
•	You may make an unlimited number of transfers in a Contract Year from the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).
•
You may only make one transfer each Contract Year from the Fixed Account (unless you choose dollar cost averaging) during the 30 days following a Contract Anniversary. We measure a Contract Year from the anniversary of the Issue Date.

•	You may not make a transfer into the Fixed Account during the six months following any transfer you make out of the Fixed Account to any Subaccount(s).
•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
•
You must transfer at least the lesser of $100, or your total value in the Subaccount, if less. If you request a transfer that would reduce the amount in a Subaccount or Fixed Account below $500, we will transfer the entire amount in the Subaccount.

•
We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
•
We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We may suspend, restrict, modify or eliminate the transfer privilege at any time.
Asset Allocation Models
Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.
Automatic Asset Rebalancing Program
If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the Subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the Subaccounts on the first day of the Policy quarter based on the anniversary date of the Policy to bring your Contract back in line with the percentages you most recently provided to us.
For instance, assume you instructed us to put your initial premium into 5 Subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 Subaccounts to change so that the 5 Subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value.
On the first day of the policy quarter based on the anniversary date of the Policy, we will transfer your money among the Subaccounts so that 20% of your Contract Value is again in each of the 5 Subaccounts.
If you select an asset allocation model on your application and you select AAR, then on the first day of the policy quarter based on the anniversary date of the Policy, we will automatically transfer money among the Subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the Subaccounts to the original model that was in place on the Issue Date (or to the model in place on the date you most recently told us to update the model).
Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract Year.
You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the Annuity Start Date. Your AAR instructions are effective on the Business Day we receive them at the Service Center. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.
We may suspend or modify AAR at any time.
Third Party Transfers
If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.
Dollar Cost Averaging Program
Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.
Dollar cost averaging is only available during the Pay-in Period. You may cancel your participation in the program at any time.
You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 Business Days before the transfer date, for your transfers to begin on that date.

When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire.
We may suspend or modify this Dollar Cost Averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.
Telephone Transfers
Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.
Please note the following regarding telephone transfers:
•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.
The corresponding portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.
We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.
Policy and Procedures Regarding Disruptive Trading and Market Timing
Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).
Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:
•
dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and
•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those subaccounts, not just those making the transfers.
Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.
For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.
Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.
In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.
As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.
Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.
We will accept the following transfers only if the order is sent to us with an original signature or other standard identity authentication:
•	transfers in excess of $1,000,000 per Contract, per day
We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90 day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.
If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be submitted through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:
•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.
We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.
In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.
Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.
We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.
Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses, for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.
You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.
If we receive a Premium Payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.
Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Surrender and Partial Withdrawals

Surrender
At any time before the Annuity Start Date, you may make a written request to surrender your Contract for its Cash Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Cash Value is the amount we pay when you surrender your Contract.
The Cash Value on any Business Day equals:
•	the Contract Value as of such date; minus
•	any surrender charge as of such date; minus
•	any premium taxes not previously deducted; minus
•	the Records Maintenance Charge unless waived.
Surrender Conditions:
•	You must make your surrender request in writing.
•	Your written surrender request must contain your signature.
•	You should send your written request to the Service Center.
•	A surrender is effective as of the Business Day when we receive your written request, unless you request otherwise.
•	You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a Premium Payment. See the “Fees and Charges.”
•	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.
•	We will pay you the Cash Value in a lump sum within seven calendar days unless you request payment under an annuity option.
We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.
Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”
Partial Withdrawals
Before the Annuity Start Date, you may request a withdrawal of part of your Cash Value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”
Partial Withdrawal Conditions:
•	You must make your partial withdrawal request in writing.
•	Your written partial withdrawal request must contain your signature.
•	You should send your written request to the Service Center.
•	You may make only one partial withdrawal each calendar quarter.
•	You must request at least $100.
•	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
•	You may incur surrender charges.
•
You can specify the subaccount(s) and Fixed Account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the Fixed Account).

•
We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.
•	We generally will pay a completed partial withdrawal request within seven calendar days after the Business Day when we receive the request.
Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”
If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total Premium Payments you have paid. See “Death Benefits” and “Guaranteed Retirement Income Benefit.”
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
See “Fees and Charges–Surrender Charge” for an explanation of the surrender charges that may apply.
Systematic Withdrawal Plan
After your first Contract Year, you can elect to receive regular payments from your Contract Value during the Pay-in Period. You may terminate the systematic withdrawal plan at any time.
Systematic Withdrawal Plan Conditions:
•	You must complete an enrollment form and send it to the Service Center.
•	You instruct us to withdraw selected amounts from the Fixed Account or any of the Subaccounts.
•	We will make these withdrawals on a monthly basis.
•	You must withdraw at least $100.
•	You must have a minimum balance at least equal to the amount you want to withdraw.
•	We will deduct a surrender charge, if applicable, from any amount you withdraw in excess of your Free Withdrawal Amount.
•	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.
The Payout Period

The Annuity Start Date
The Annuity Start Date is the day that the Payout Period begins under the annuity option you have selected. If you own a Contract that is not a Qualified Contract, you must select the Annuity Start Date on which you will begin to receive annuity payments. The Annuity Start Date can be no later than the Final Annuity Date (the Contract Anniversary when the oldest Annuitant is age 95). You will not be able to withdraw any Contract value amounts after the Annuity Start Date.

In the case of an IRA that satisfies Tax Code section 408, your entire interest in the Contract must be distributed, or begin to be distributed, by your required beginning date. If you were born before July 1, 1949, your required beginning date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. If you were born on or after July 1, 1949, your required beginning date is April 1 of the calendar year following the calendar year in which you reach age 72. Legislation enacted into law at the end of 2022 (Secure Act 2.0) increases the required beginning date to age 73 for individuals that turn age 72 after December 31, 2022. For each required beginning date and each succeeding year, a distribution must also be made on or before December 31. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Start Date for Roth IRAs can be no later than the Final Annuity Date.
Annuity Options
You must choose an annuity option on or before the Annuity Start Date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the Annuity Start Date while the Annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the Annuity Start Date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any Annuitant if annuity payments have begun. After the Annuity Start Date, the Contract no longer participates in the Variable Account.
You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the Annuity Start Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.
If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.
A beneficiary may have the death benefit paid as an annuity under one of the annuity options.
Determining the Amount of Your Annuity Payment
On the Annuity Start Date, we will use the Cash Value to calculate your annuity payments under the annuity option you select. Cash Value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.
For Qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.
Fixed Annuity Payments
Fixed annuity payments are periodic payments that we make to the Annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.
The amount of each fixed annuity payment depends on:
•	the form and duration of the annuity option you choose;
•	the age of the Annuitant;
•	the sex of the Annuitant and/or joint Annuitant;
•	the amount of your Cash Value on the Annuity Start Date; and
•	the applicable guaranteed annuity tables in the Contract.
Guaranteed Annuity Tables
The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.
The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the Annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both Annuitants and their adjusted ages at the time we are due to pay the first payment.

The adjusted age of the Annuitant is determined by calculating the age at the nearest birthday of the Annuitant on the Annuity Start Date and subtracting a number that depends on the year in which the Annuity Start Date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years
Description of Annuity Options
First Option – Life Income.* We will make payments for the Annuitant’s lifetime. When the Annuitant dies, we will stop making monthly payments with the last payment due prior to the Annuitant’s death.
Second Option – Life Income with a Guarantee Period. We will make payments for the Annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary.
For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.
Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two Annuitants are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving Annuitant’s death.
Other options may be available upon request.
Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.
If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.
Our obligations and duties to Owners who purchased the rider are described below.
Here are some terms you will need to know before reading this section:
•	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”
•	income base equals the greater of:
(i)
premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

(ii)
the Greatest Anniversary Value for the Contract anniversaries through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint Annuitant is over 80 on the Annuity Start Date, the income base on the Contract Anniversary coincident with or next following the Annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

*
It is possible under this option to receive only one annuity payment if the Annuitant dies (or Annuitants die) before the due date of the second payment or to receive only two annuity payments if the Annuitant dies (or Annuitants die) before the due date of the third payment, and so on.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:
•	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by
•	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.
*   *   *
The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the Annuitant once the Contract has been in force for ten Contract Years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.
If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each Business Day from the Subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the Subaccounts. For more information, see “Fees and Charges”.
Conditions for receiving the Guaranteed Retirement Income Benefit:
•	You must choose an annuity option that provides payments for the lifetime of one or more Annuitants with payments guaranteed for a period not to exceed 10 years;
•	For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.
•	You must select an Annuity Start Date that is on or after the 10th Contract Anniversary;
•	You must select an Annuity Start Date that occurs within 30 days following a Contract Anniversary; and
•
Your Annuity Start Date must be before the Annuitant’s 91st birthday and after the Annuitant’s 60th birthday. If the Annuitant is younger than 44 on the Issue Date, the Annuity Start Date must be after the 15th Contract Anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.
The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the Annuity Start Date, the income payments we will pay under the Contract will equal the greater of:
•	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and
•	the dollar amount determined by applying the Contract’s Cash Value to the income benefits, annuity options and current annuity tables as described in your Contract.
We will pay the Guaranteed Retirement Income Benefit for the life of a single Annuitant, or the lifetimes of two Annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two Annuitants, then we will use the age of the oldest joint Annuitant to determine the income base.
The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract’s Cash Value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s Cash Value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.
Death Benefits

Death Benefit Before the Annuity Start Date
Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the Pay-in Period:
•	the Owner or any joint Owner dies, or
•	the last surviving Annuitant dies,
and we receive satisfactory proof of death of the deceased.
If the beneficiary dies before the Owner or Annuitant and there is no contingent beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.
If any Owner is a non-natural person, then the death of any Annuitant will be treated as the death of an Owner.
Take care when naming Owners, Annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.
Standard Death Benefit
If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:
•	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or
•	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.
The proportional reduction in the minimum death benefit equals:
•	the minimum death benefit immediately prior to the withdrawal; multiplied by
•	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.
In all other cases (including the death of an Owner who is not an Annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an Annuitant who has attained his or her 80th birthday.
In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.
Optional Guaranteed Minimum Death Benefit
On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. In all other cases, such as the death of an Owner who is not the last surviving Annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.
Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint Owners and/or joint Annuitants.
The Guaranteed Minimum Death Benefit equals the greatest of:
1.	the standard death benefit as described above;
2.
premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals; or

3.
the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract Anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.
Guaranteed Minimum Death Benefit Provisions:
•
If the last surviving Annuitant dies after the Contract Anniversary coincident with or next following that Annuitant’s 80th birthday and before the Annuity Start Date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

•	If the last surviving Annuitant was older than 80 on the Issue Date, then no death benefit will be payable under 2 or 3 above.
•	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:
◾	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and
◾	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.
•	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the Subaccounts.
•	You must select the Guaranteed Minimum Death Benefit on your Contract application.
•	This death benefit is only payable during the Pay-in Period and is not available after the Annuity Start Date.
•
The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the Subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.
The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.
Distribution of Death Benefit Proceeds
If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.
If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name, unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the beneficiary with a checkbook to access these funds from the special account within seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.
In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.
If any Owner dies before the Annuity Start Date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the Owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.
If the sole beneficiary is the surviving spouse of the deceased Owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole Owner but not the Annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the Guaranteed Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.
If an Owner is a non-natural person, then each Annuitant will be treated as an Owner for purposes of distributing the death benefit, and any death of an Annuitant will be treated as the death of the Owner for purposes of these requirements. Moreover, if an Annuitant is also an Owner, then the death of such Annuitant will also be treated as the death of an Owner.
Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit.
Death Benefit on or After the Annuity Start Date

If an Annuitant dies on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an Owner who is not the Annuitant dies while an Annuitant is still living, we will continue to pay the income payments for the Annuitant’s lifetime in the same manner as before such Owner’s death.
Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.
First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.
Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.
Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.
Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.
We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.
For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.
Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws. If a non-qualified annuity contract satisfies the requirements of the Tax Code, no taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single lump sum or as annuity payments under the annuity payout option elected.
Diversification Requirements. One of the requirements is that the investments of the Variable Account be “adequately diversified” in order to treat the Contract as an annuity contract for Federal income tax purposes. We believe that the Variable Account will satisfy these diversification requirements. We reserve the right to modify the Variable Account to bring it into conformity with applicable standards should such modification be necessary to assure the Contract is treated as an annuity contract for tax purposes.
Owner Control. In some circumstances, Owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the Owner of the underlying assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying portfolio assets of the Variable Account.
Death Distribution Requirements. In order to be treated as an annuity Contract for Federal income tax purposes, any non-qualified Contract issued after January 18, 1985 must provide that:
(a)
if an Owner dies on or after the annuity start date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if an Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the Owner’s death.
The requirement in (b) above will be considered satisfied with respect to any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, if distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary” is the person designated by the Owner as a beneficiary and to whom ownership passes upon the Owner’s death. If the Owner’s “designated beneficiary” is the surviving spouse of the Owner, however, the Contract may be continued with the surviving spouse as the new Owner.
Non-qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with these requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.
The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions.
DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.
We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008.
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.
If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.
We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the portion of each annuity payment that represents investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the Annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.
Taxation of Non-Qualified Contracts
Non-Natural Person. If a non-natural person (such as a corporation) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule, including a non-natural person holding the contract as an agent for a natural person and a prospective Owner that is not a natural person should discuss these with a tax advisor.
The following discussion generally applies to Contracts owned by natural persons.
Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.
Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
•	made on or after the taxpayer reaches age 59 1/2;
•	made on or after the death of an Owner, unless the policy was sold;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.
Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax advisor with regard to exceptions from the penalty tax.
Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start and pursuant to IRS regulations. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.
Partial Annuitization. If part of an annuity Policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Policy to a payment option, we will treat those payments as withdrawals for tax purposes.
Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.
Tax-Free Exchanges. Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.
If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information to us relating to the federal income tax status of the previous annuity contract.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract. Please discuss any tax consequences concerning any contemplated transaction with a competent tax advisor.
Transfers or Assignments of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or payee other than an Owner, or the selection of certain Annuity Start Dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.
Withholding. Distributions from non-qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.
Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.
Separate Rider Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.
Investment Income Surtax. A 3.8% tax is imposed on an amount equal to the lesser of (a) “net investment income;” or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of this surtax on You with a competent tax advisor.
Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”
Taxation of Qualified Contracts
The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $7,500 for 2026 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If you reach the age of 50 before the end of 2026, you are entitled to an additional catch-up contribution of $1,100, raising your total annual contribution to $8,600. Beginning in 2025, Secure Act 2.0 allows the catch-up limit to automatically adjust for inflation in increments of $100. Secure Act 2.0 also increases the catch-up limit for those individuals age 60, 61, 62, or 63 to the greater of: $11,250 or 150% of the regular catch-up contribution amount for 2025, indexed for inflation.
Distributions from certain pension plans may be “rolled over” or “directly transferred” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.
SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a ten percent penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.
Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Tax Code or as a rollover or transfer from another Roth IRA A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.
Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, required distributions at death are generally the same.
SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.
Other Tax Issues
Qualified Contracts (other than Roth IRAs) have minimum distribution rules that govern the timing and amount of lifetime distributions. If you attain age 70 1/2 on or after January 1, 2020, the age when you must begin taking required minimum distributions has increased from 70 1/2 to 72. Legislation enacted into law at the end of 2022 (Secure Act 2.0) increases the required beginning date to age 73 for individuals that turn age 72 after December 31, 2022. In addition, the rules for distributions from qualified contracts upon an owner’s death have been changed.
Prior to the SECURE Act designated beneficiaries of distributions from qualified contracts could elect to have the contract’s death benefit distributed over the beneficiary’s life expectancy if elected within one year of the contract owner’s death. Under the new rule, except for “eligible designated beneficiaries,” a designated beneficiary must receive the entire death benefit within 10 years of the contract owner’s death regardless of whether distributions have begun. Eligible designated beneficiaries may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy if elected within one year of the contract owner’s death, but the 10-year requirement applies when they die. Eligible designated beneficiaries include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner.
Effective January 1, 2024, SECURE 2.0 permits retirement plans to allow participants to receive once each calendar year a distribution from a qualified plan (not an IRA), up to $1,000 in order to help with emergency expenses that are unforeseeable or are immediate needs that relate to personal or family emergencies. Participants have the option to repay the emergency distribution back to the plan within three years. Any amounts that are repaid to the plan are treated as tax-free rollover distributions. Participants who choose not to repay the distribution will not be allowed to take any other emergency distributions during the same three-year period.
You should consult a tax advisor for more information about the new Secure Act and Secure 2.0 rules.
Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.
Due to regulatory requirements, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax advisor for more information about these distribution rules.

Our Taxes
At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the Variable Account or the Contracts.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning advisor for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Permanent Estate and Gift Tax Exemption
The American Taxpayer Relief Act of 2012 (“ATRA”) permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
Additional Information

When We Will Make Payments
During the Pay-in Period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:
•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.
If mandated under applicable law, we may be required to reject a Premium Payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.
We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the Fixed Account for up to six months from the date we receive your written request.
Legal Proceedings
Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Contracts.
Reports to Owners
Before the Annuity Start Date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the Fixed Account), and any further information required by any applicable law or regulation. Contract Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as Premium Payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.
Inquiries
Inquiries regarding your Contract may be made by calling our Service Center at 1-877-376-8008, or writing to us at P. O. Box 724208 Atlanta, Georgia 31139.
Financial Statements
The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call our Service Center at 1-877-376-8008, or write to us at P. O. Box 724208 Atlanta, Georgia 31139.

Appendix: Portfolios Available Under the Contract

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at
https://vpx.broadridge.com/GetContract1.asp?cid=fnwl&fid=VA. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/Subadviser	CurrentExpenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks capital growth.	BNY Mellon Small Cap Portfolio (Service Shares)[3] Investment Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management North America, LLC.	0.98%	10.70%	4.00%	7.56%
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) Investment Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited	0.91%	15.67%	11.65%	13.27%
Seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.	Calvert VP SRI Mid Cap Portfolio[1,2], 4 Investment Adviser: Calvert Research and Management	0.99%	1.46%	2.95%	6.91%
Seeks long-term growth of capital, current income and growth of income.	DWS Core Equity VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.59%	16.83%	13.27%	13.53%
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Share Class)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.94%	44.90%	10.86%	8.21%
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.79%	17.19%	12.30%	8.17%
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	1.08%	20.51%	6.74%	6.70%
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Shares) Investment Adviser: DWS Investment Management Americas, Inc.	0.39%	3.96%	2.97%	1.87%
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Shares)[2] Investment Adviser: DWS Investment Management Americas, Inc.	0.90%	8.94%	4.25%	6.00%
Seeks long-term capital appreciation.	DWS Small Mid Cap Growth VIP (Series II) (Class A Shares)[1,2] Investment Adviser: DWS Investment Management Americas, Inc.	0.85%	8.11%	2.05%	7.34%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2010 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.63%	10.26%	2.89%	5.46%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2015 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.66%	11.66%	3.73%	6.33%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2020 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.69%	12.99%	4.57%	7.11%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2025 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.71%	14.23%	5.25%	7.75%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2030 (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.74%	15.16%	5.98%	8.61%
Seeks high total return with a secondary objective of principal preservation.	Fidelity® VIP Freedom Retirement (Service Class 2 Shares)[5] Investment Adviser: Fidelity Management & Research Company LLC	0.61%	9.31%	2.08%	4.17%
Seeks high current income and, as a secondary objective, capital appreciation.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC	0.77%	9.03%	3.00%	4.08%
Seeks high total return.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC	0.89%	14.03%	5.63%	7.09%
Seeks high total return.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC	0.95%	16.91%	7.58%	8.95%
Seeks high total return.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)[2] Investment Adviser: Fidelity Management & Research Company LLC	0.98%	19.26%	8.93%	10.34%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.65%	14.80%	13.59%	17.33%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.19%	17.66%	14.20%	14.59%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.65%	11.66%	10.00%	10.48%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares)[1] Investment Adviser: Franklin Mutual Advisors, LLC	0.92%	7.65%	8.86%	9.81%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)[2] Investment Adviser: Franklin Advisors, Inc.	1.09%	2.52%	1.03%	9.89%
Seeks long-term capital appreciation.	Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)[1,2] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.84%	9.39%	10.05%	10.02%
Seeks long-term growth of capital.	Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)[2] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.88%	16.14%	10.47%	10.84%
Seeks long-term growth of capital .	Goldman Sachs Strategic Growth Fund (Institutional Class Shares)[1] Investment Adviser: Goldman Sachs Asset Management, L.P.	0.79%	17.92%	12.75%	16.41%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Shares) Investment Adviser: Janus Henderson Investors US LLC	0.87%	14.84%	8.21%	9.86%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Service Shares)[1] Investment Adviser: Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Henderson Investors US LLC	0.62%	18.14%	11.65%	16.24%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	1.09%	3.95%	1.03%	2.88%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC	0.66%	5.52%	1.57%	1.79%
Seeks to provide a current income and long-term growth of income and capital.	Principal PVC Equity Income Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	0.73%	15.25%	9.94%	11.24%
Seeks long-term growth of capital.	Principal PVC MidCap Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	0.78%	1.52%	8.06%	12.30%
Seeks to provide long-term growth of capital.	Principal PVC Principal Capital Appreciation Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	0.88%	13.22%	13.53%	14.07%
Seeks long-term growth of capital.	Principal PVC SmallCap Account (Class 2 Shares)[1] Investment Adviser: Principal Global Investors, LLC	1.10%	14.78%	6.02%	9.29%
Seeks to provide as high a level of total return as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.48%	13.65%	6.99%	8.01%
Seeks to provide a high level of total return consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	11.28%	4.78%	6.12%
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	15.31%	8.74%	9.67%
Seeks to provide a high level of total return.	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.50%	9.61%	3.31%	4.85%
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	16.61%	9.88%	10.69%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Emerging Markets VIP Fund (Class 2 Shares)[1], 6 Investment Adviser: Templeton Asset Management Ltd Subadviser: Franklin Templeton Investment Management Limited	1.37%	46.27%	5.46%	10.40%
[1]	The subaccount that invests in this portfolio is closed to new investors.
[2]	This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.
[3]	Effective December 31, 2025, the BNY Opportunistic Small Cap Portfolio is renamed BNY Small Cap Portfolio.
[4]	Effective April 27, 2026, the Calvert VP SRI Mid Cap Portfolio is liquidated. All funds from the Calvert VP SRI Mid Cap Portfolio have been placed in the DWS Government Money Market VIP fund.
[5]	Effective May 1, 2026, the Fidelity VIP Freedom Income Fund is renamed Fidelity VIP Freedom Retirement Fund.
[6]	Effective May 1, 2026, the Templeton Developing Markets VIP Fund is renamed the Templeton Emerging Markets VIP Fund.

Home Office	Service Center
12822 SE 32nd Street, Suite 2	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time
The Statement of Additional Information (“SAI”) includes additional information about the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge, upon request. You can obtain the SAI by visiting our website at
https://vpx.broadridge.com/GetContract1.asp?cid=fnwl&fid=VA, writing to us at the address, or by calling 1-877-376-8008.
The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by Farmers concerning the Contract and the Variable Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000027240

Statement of Additional Information for the
Farmers® Variable Annuity
Individual Flexible Premium Variable Annuity Contract
Issued Through
Farmers Annuity Separate Account A
Offered by
Farmers New World Life Insurance Company
12822 SE 32nd Street, Suite 2
Bellevue, Washington 98005
Phone: 1-800-238-9671
Service Center:
P.O. Box 724208
Atlanta, Georgia 31139
Phone: 1-877-376-8008 (toll free)
8:00 a.m. to 6:00 p.m. Eastern Time
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers® Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2026 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.
This Statement incorporates terms used in the current Prospectus for each Contract.
This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios. The date of this Statement of Additional Information is May 1, 2026.

General Information and History

Farmers New World Life Insurance Company
Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 12822 SE 32nd Street, Suite 2, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.
Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group Ltd, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.
Farmers markets a broad line of individual life insurance products, including universal life, term life, variable universal life and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.
Farmers Annuity Separate Account A
Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.
The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.
Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities.
The Variable Account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington. A complete description of each of the Funds, including their investment objectives, policies, risks and fees and expenses, is contained in the prospectuses and statements of additional information for each of the Funds.
Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.
Services

Third Party Administration Agreement
We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 201, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.
Safekeeping of Variable Account Assets
We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.
Experts

The financial statements of Farmers New World Life Insurance Company at December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The financial statements of the subaccounts of Farmers Variable Annuity Separate Account A at December 31, 2025, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
Legal Matters
All matters of state and federal law pertaining to the Contract have been passed upon by Corporate Counsel.
Distribution of Contracts

We discontinued offering new Contracts in 2012. We will continue to accept premium and to process transactions for existing Contracts.
Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation.
We pay commissions to FFS for sales of the Contracts (including additional purchase payments on outstanding Contracts) by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter

2023	$ 74,874	0
2024	$ 88,345	0
2025	$101,258	0
*	Includes sales commissions paid to FFS.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $55,880 in commissions in 2025.
We may pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance product we issue as well as certain insurance benefits and financing arrangements. Certain non-cash compensation items that we and our affiliates may be provided jointly with FFS.
We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) cash benefits relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them.
Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.
These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.
We calculate the current yield by following formula:
Current Yield = ((NCS—ES)/UV) X (365/7)
Where:
NCS = the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
ES = Per unit charges deducted from the hypothetical subaccount for the seven-day period.
UV = the unit value for the first day of the seven-day period.
We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the annualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.
Effective Yield = (1 + ((NCS-ES)/UV))365/7 – 1.

Where:
NCS = the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.
ES = Per unit charges deducted from the hypothetical subaccount for the seven-day period.
UV = the unit value for the first day of the seven-day period.
The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.
The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.
Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.
Other Subaccount Yields
Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.
We compute the annualized 30-day yield by: dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period; multiplying the result by the daily average number of units outstanding for the period; compounding that yield for a 6-month period; and multiplying the result by 2.
Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:
Yield = 2 X ((((NI—ES)/(U X UV)) + 1)6—1)
Where:
NI = net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.
ES = charges deducted from the subaccount for the 30-day or one-month period.
U = the average number of units outstanding.
UV = the unit value at the close of the last day in the 30-day or one-month period.
The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.
The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.
Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.
Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.
We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.
We calculate the standard total return by the following formula: TR = ((ERV/P)1/N) – 1
Where:
TR = the average annual total return net of subaccount recurring charges.
ERV = the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.
P = a hypothetical initial payment of $1,000.
N = the number of years in the period.
Non-Standard Subaccount Total Returns
Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.
We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula: CTR = (ERV/P)—1
Where:
CTR = the cumulative total return net of subaccount recurring charges for the period.
ERV = the ending redeemable value of the hypothetical investment at the end of the period.
P = a hypothetical single payment of $1,000.
Adjusted Historic Portfolio Performance Data
Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.
We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.
Effect of the Records Maintenance Charge on Performance Data
We will charge a records maintenance charge each year until the annuity start date. The amount is shown on the Contract Specifications page. The charge for a contract year will be imposed on the last valuation day of each contract year.

This charge will also be imposed on the annuity start date, unless the Annuitant is age 70 or older, or the date when the contract is surrendered.
The fee will be charged against the variable subaccounts and the fixed account proportionately. The portion of the fee charged to each subaccount will reduce the number of accumulation units standing to the credit of the contract in that subaccount.
Accumulation Unit Value
The value of an accumulation unit for each of the subaccounts was arbitrarily set at an initial value. The Value at the end of any later valuation day is equal to “A” multiplied by “B.” “A” is equal to the subaccount’s accumulation unit value for the end of the immediately preceding valuation day. “B” is equal to the net investment factor for the most current valuation day. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:
(X) equals:
1.	the net asset value per portfolio share held in the subaccount at the end of the current valuation day; plus
2.	the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current valuation day; less
3.	the per share amount of any capital loss distribution on portfolio shares held in the subaccount during the current valuation day.
(Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding valuation day.
(Z) equals charges and fees deducted from the subaccount. These consist of:
1.	Mortality and expense risk charges.
2.	Charge for administrative costs. and
3.
Any applicable charges, fees and expenses for riders, endorsements or supplemental benefits attached to the Contract. We will only deduct these charges if we do not collect them by redeeming Accumulation Units.

Additional Contract Provisions

The Contract
The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract. The Contract is currently not being issued.
Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.
Upon notice to you, we may modify the Contract if necessary to:
•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;
•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or
•	affect a change in the operation of the variable account or to provide additional investment options.
In the event of such modifications, we will make the appropriate endorsement to the Contract.
Incontestability
We will not contest the Contract after the issue date.
Misstatement of Age or Sex
If any Annuitant’s age or sex has been misstated, the benefits provided by this Contract will be adjusted to reflect the correct age or sex. After the annuity start date any adjustment for underpayment will be paid immediately with interest at a rate not to exceed 6.0%. Any Adjustment for overpayment will be deducted from future payments with interest at a rate not to exceed 6.0%
  Nonparticipation
This Contract is nonparticipating. It does not share in our surplus earnings.
Waiver of Surrender Charge Riders
If available in the state where the Contract is issued, your Contract will include riders that waive, subject to terms of the Contract, surrender charges if:
•
the Annuitant is under age 75 at the time of withdrawal or surrender, the Annuitant is confined to a skilled nursing facility and/or hospital continuously for a minimum of 90 days, and the Annuitant was not confined to a hospital or nursing facility within 6 months of the rider’s issue date.

•
the Annuitant is diagnosed with a terminal illness at least one year after the issue date of the rider and has a life expectancy of 12 months (24 months in MA) or less and the withdrawal is $250,000 or less.

There is no additional charge for the issuance of these waivers of surrender charge riders. These riders may not be available in all states.
Tax Status of the Contracts
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.
Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.
Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death. If any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. This requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules apply to Qualified Contracts.
Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.
  Resolving Material Conflicts

The Portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.
We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.
In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.
Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.
Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.
Financial Statements

The statutory financial statements of Farmers as contained herein should be considered only as bearing upon Farmer’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Variable Account. The variable interests of Annuitants under the Contracts are affected solely by the investment results of the Series Account.
Reinsurance

Strategic partnership for Reinsurance and Administration. We have entered into a strategic partnership with Resolution Life US for the reinsurance and administrative oversight of certain in-force FNWL variable universal life insurance policies and variable annuity contracts effective August 1, 2023. Security Life of Denver Insurance Company (“SLD”), a wholly owned subsidiary of Resolution Life US, will provide servicing and administrative oversight in concert with third party administrator, Infosys McCamish, of certain in-force FNWL variable universal life insurance policies and variable annuities. There are no changes to the provisions of your in-force variable annuity contract.

Other Information

Exhibits

a)
Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”), is incorporated by reference herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed wit.00.h the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547)(2/).

b)	Not applicable.

c)	1)
Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc., is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 16, 1999 (File Nos. 333-85183 and 811-09547).

2)
Investors Brokerage Services, Inc. Registered Representative Agreement, is incorporated by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 16, 1999 (File Nos. 333-85183 and 811-09547).

3)
Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on September 11, 2000 (File Nos. 333-85183 and 811-09547).

4)
Farmers Financial Solutions, LLC Registered Representative Agreement, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

5)
Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 20, 2006 (File Nos. 333-85183 and 811-09547).

6)
Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, is incorporated herein by reference in Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on February 15, 2008 (File Nos. 333-85183 and 811-09547).

7)
First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on September 1, 2009 (File Nos. 333-85183 and 811-09547).

8)
Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-4 for Farmers Annuity Separate Account A, (File Nos. 333-85183 and 811-09547).

d)	1)
Revised Form of Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 16, 1999 (File Nos. 333-85183 and 811-09547).

2)
Revised Guaranteed Minimum Death Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 16, 1999 (File Nos. 333-85183 and 811-09547).

3)
Revised Guaranteed Retirement Income Benefit Rider, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 16, 1999 (File Nos. 333-85183 and 811-09547).

4)
Waiver of Surrender Charge Rider – Terminal Illness, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 16, 1999 (File Nos. 333-85183 and 811-09547).

5)
Waiver of Surrender Charge Rider – Nursing Care, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 16, 1999 (File Nos. 333-85183 and 811-09547).

6)
Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	7)
Individual Retirement Annuity Amendment Rider, is incorporated herein by reference in Post-Effective Amendment No.  4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	8)
Roth Individual Retirement Annuity Endorsement, is incorporated herein by reference in Post-Effective Amendment No.  4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547) and in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	9)
Final Contract for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Post-Effective Amendment No.  6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

	10)
Revised Variable Contract Facing Page (2004), is incorporated herein by reference in Post-Effective Amendment No.  7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).

	e)	1)
Form of Application for the Individual Flexible Premium Variable Annuity, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November  16, 1999 (File Nos. 333-85183 and 811-09547).

	2)
Form of Variable Policy Application Supplement, is incorporated herein by reference in No.  1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	3)
Revised Variable Policy Application Supplement, is incorporated herein by reference in Post-Effective Amendment No.  4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

	4)
Revised Variable Policy Application Supplement (2004), is incorporated herein by reference in Post-Effective Amendment No.  6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).

	5)
Revised Variable Policy Application Supplement (2007), is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

	6)		Variable Policy Application Supplement (May 2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

	f)	1)
Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	2)
By-Laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).

	3)
Amended Articles of Incorporation of Farmers New World Life.Insurance Company (May 1, 2007), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	4)
Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507)

	5)
Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6)
Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	7)
Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8)
Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	g)		Not applicable.

h)	1)
Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	2)
Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	3)
Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	4)
Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	5)
Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

	6)
Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	7)
Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company, is incorporated herein by reference in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).

	8)		Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company filed with the SEC on April 29, 2022.

	9)
Amendment No.  1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is herein by reference in Post-Effective Amendment No.  2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	10)
Amendment No.  2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No.  2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	11)
Amendment No.  1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference in Post-Effective Amendment No.  2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	12)
Amendment No.  1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	13)
Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	14)
Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	15)
Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs  & Co. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No.  2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	16)
Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	17)
Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	18)
Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).

	19)
Amendment No.  1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

	20)
Amendment No.  2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).

	21)
Amendment No.  4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company filed with the SEC on April 29, 2022.

	22)		Rule 22c-2 Shareholder Information Agreement filed with the SEC on April 29, 2022.

	23)
Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

	24)
Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).

	25)
Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

	26)		Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

	27)
Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company and in the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers.

	28)
Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	29)
Amendment No.  3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the re-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	30)
Amendment No.  2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August  27, 2008 (File Nos. 333-149540 and 811-09507).

	31)
Amendment No.  2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	32)
Amendment No.  6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August  27, 2008 (File Nos. 333-149540 and 811-09507).

	33)
Amendment No.  1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	34)
Amendment No.  1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	35)
Amendment No.  2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	36)
First Amendment to Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference in Post-Effective Amendment No. 13 on form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

	37)
Novation an Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	38)
Supplement to Participation Agreement Dated March  10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	39)
Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

	40)
Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	41)
Amendment to Participation Agreement Dated April  14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No.  5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	42)
Amendment to Participation Agreement Dated April  23, 2003 between DWS Investment VIT funds, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	43)
Amendment to Participation Agreement Dated March  10, 2000 between DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc., and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	44)
Amendment to Participation Agreement Dated May  15, 2000 between Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.), is incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April  30, 2013 (File Nos. 333-149540 and 811-09507).

	45)
Participation Agreement Addendum to Participation Agreement Dated May  15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to Post-Effective Amendment No.  5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	46)
Amendment to Participation Agreement Dated May  15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to Post-Effective Amendment No.  5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

47)
Amendment to the Fund Participation Agreement dated April  20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5,2013.), is incorporated herein by reference to Post-Effective Amendment No.  5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

48)
Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

49)
Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015), is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

50)
Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August  25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

51)
Termination of Participation Agreement, dated March  28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December  30, 2016, is incorporated herein by reference to Post-Effective Amendment No.  10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

52)
Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

53)
Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company, effective June 25, 2021 filed with the SEC on April 29, 2022.

	54)	Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company, Filed with the SEC on April 29, 2022.

	55)	Coinsurance and Modified Coinsurance Agreement between Farmers New World Life Insurance Company and Security Life of Denver Insurance Company effective August 1, 2023.

i)
Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, is incorporated herein by reference in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).

j)		Not applicable.

k)		Opinion and consent of Ian Macleod, Filed herewith.

l)		1) Consent of Independent Registered Public Accounting Firm, Filed herewith.

m)		Not applicable.

n)
Schedule of Performance Computations, is incorporated herein by reference in Post-Effective Amendment No.  2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547) and in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).

o)		Not applicable.

p)		Power of Attorney, Filed herewith

Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Annette Thompson[3]	Director

Scott Stoll[7]	Director

David Travers[5]	Director

Warren Tucker[6] John Griek[1]	Director Director and Assistant Treasurer

David Hernandez[2]	Director, Chairman of the Board and Interim President

Clay Callahan[2]	Chief Financial Officer

Michael Rohwetter[4]	Chief Investment Officer

Paula Gospel[2]	Chief Risk Officer

Keith A. Terry[2]	Appointed Actuary, Interim Illustration Actuary and Chief Actuary

Nick Shappie[2]	Controller

Michael Hoetzel[2]	Chief Claims Officer

Robert Gibson[2]	38a-1 Chief Compliance Officer

Dan Krause[2]	Interim Chief Underwriting Officer

Tina de Jong[2]	Managing Corporate Counsel and Corporate Secretary

Jim Taylor[1]	Chief Compliance Officer

Michael Langford[1]	Assistant Treasurer

Asya Alexandrovich[1]	Assistant Secretary

Nicole J. Pryor[1]	Assistant Secretary

Matthew Bowman[2] John Odendahl[1] Jessica Brostek-Maciel[1]	Assistant Secretary Assistant Secretary Assistant Secretary

1	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
2	The principal business address is 12822 SE 32nd Street, Suite 2, Bellevue, WA 98005.
3	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
4	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
5	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
6	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.
7	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952
Persons Controlled by or Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%

3PZ Holdings, LLC	DE	ZSF/Dallas Tower LLC	63.77000
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
AIG Travel Asia Pacific Pte. Ltd.	SGP	Zurich Cover-More Global Travel, Inc.	100.00000
AIG Travel Assist Consulting (Shanghai) Co., Ltd.	CHN	Zurich Cover-More Global Travel, Inc.	100.00000
AIG Travel Assist Malaysia Sdn. Bhd.	MYS	Zurich Cover-More Global Travel, Inc.	100.00000
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 5, LLC	DE	American Zurich Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Boxx Cyber Services Middle East Ltd	ARE	Boxx Insurance Inc.	100.00000
Boxx Insurance Inc.	CAN	Zürich Versicherungs-Gesellschaft AG	33.33333
Boxx Insurance LLC	FL	Boxx Insurance Inc.	100.00000
Boxx Services PTE Limited	SGP	Boxx Insurance Inc.	100.00000
Boxx Solutions LLC	FL	Boxx Insurance LLC	100.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
brokerbusiness.ch AG	CHE	Zürich Versicherungs-Gesellschaft AG	25.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Industrial 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 6, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
Cofitem-Cofimur	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Collective Benefits Ltd	GBR	Travel Guard Assist, Inc.	100.00000
Collective Denmark ApS	DNK	AIG Travel Asia Pacific Pte. Ltd.	100.00000
Collective Europe Holdings B.V.	NLD	Travel Guard Assist, Inc.	100.00000
Collective Netherlands B.V.	NLD	AIG Travel Asia Pacific Pte. Ltd.	100.00000
Collective Society Ltd	GBR	Travel Guard Assist, Inc.	100.00000
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cowbell Cyber India Private Limited	IND	Cowbell Cyber, Inc.	100.00000
Cowbell Cyber Limited	GBR	Cowbell Cyber, Inc.	100.00000
Cowbell Cyber Technologies ULC	CAN	Cowbell Cyber, Inc.	100.00000
Cowbell Insurance Agency Inc.	CAN	Cowbell Cyber, Inc.	100.00000
Cowbell Insurance Agency, LLC	CA	Cowbell Cyber, Inc.	100.00000
Cowbell Managing General Agency Limited	GBR	Cowbell Cyber, Inc.	100.00000
Cowbell Reinsurance Company	VT	Cowbell Cyber, Inc.	100.00000
Cowbell Specialty Insurance Company	NE	Cowbell Cyber, Inc.	100.00000
Cowbell, Inc.	DE	Cowbell Cyber, Inc.	100.00000
CREC (Bloomington) Lender, LLC	DE	Zurich Structured Finance, Inc.	0.00000
CREC (Dallas) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Florence), LLC	DE	ZSF/KY Annex LLC	50.00000
CREC (Florence), LLC	DE	ZSF/Office KY, LLC	50.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Owner, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Cyberboxx Cyber Services India Private Limited	IND	Boxx Insurance Inc.	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
DEN Office 1, LLC	DE	American Zurich Insurance Company	50.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
EcoHub AG	CHE	Zürich Versicherungs-Gesellschaft AG	6.16371
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers General Insurance Agency, Inc.	RI	FIG Leasing Co, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
For Care S.p.A.	ITA	Zurich Investments Life S.p.A.	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Hestia Arroyomolinos S.L.U.	ESP	REX-SPAIN-ZDHL S.L.	100.00000
Hestia Móstoles S.L.U.	ESP	REX-SPAIN-ZDHL S.L.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Icen Risk B.V.	NLD	Nexit 2018 Limited	100.00000
Icen Risk B.V.	ITA	Icen Risk B.V.	100.00000
Icen Risk B.V. (Italian Branch)	ITA	Nexit 2018 Limited	100.00000
Icen Risk GmbH	AUS	Nexit 2018 Limited	100.00000
Icen Risk Limited	GBR	Nexit 2018 Limited	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
Intelligent Technologies OÜ	EST	Zürich Versicherungs-Gesellschaft AG	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Kraft Lake Insurance Agency, Inc.	MI	FIG Leasing Co, Inc.	100.00000
LA Apt. 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Industrial 4, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Livetravel Inc.	WI	Zurich Cover-More Global Travel, Inc.	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
Mapfre Yaşam Sigorta A.Ş.	TUR	Zurich Sigorta A.S.	99.77778
Meatpacking B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
Miami Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
Miami Office 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
Nashville Apt. 1, LLC	DE	Zurich American Insurance Company	0.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
Nexit 2018 Limited	GBR	Zürich Versicherungs-Gesellschaft AG	48.97314
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Onsi Australia Pty Ltd	AUS	Collective Group Holdings Limited	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	18.43333
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Philly Office Land, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
Qover	BEL	Zürich Versicherungs-Gesellschaft AG	21.26000
Raleigh Office 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
REX Baume S.C.I	FRA	REX Holding France	100.00000
REX Holding France	FRA	REX OPPCI Fonds	100.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX Mauchamps	FRA	REX Holding France	100.00000
REX Vilette	FRA	REX Holding France	0.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000
REX-De Baak B.V.	NLD	REX Holding S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
Sea Apartment 2, LLC	DE	Zurich American Insurance Company	100.00000
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
SpearTip, LLC	IL	Zurich Holding Company of America, Inc.	100.00000
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Springworks International AB	SWE	autoSense AG	50.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
TGG Real Estate Holdings LLC	DE	Zurich Cover-More Global Travel, Inc.	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Guard Americas LLC	WI	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Guard Assist, Inc.	DE	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Guard EMEA Limited	GBR	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Guard Group Canada, Inc.	CAN	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Guard Group, Inc.	WI	Zurich Cover-More Global Travel, Inc.	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travel Insurance Services Canada Inc.	CAN	World Travel Protection Canada Inc.	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance S.A.U	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.98503
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.01497
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Western Star Insurance Services, Inc.	TX	FIG Leasing Co, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZNA Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich Holding Company of America, Inc.	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Assure Australia Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brand and Experience Studio Spain, S.L.	ESP	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Cover-More Global Travel, Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich Digital International Private Limited	IND	Zurich Insurance Mobile Solutions AG	99.99000
Zurich Digital International Private Limited	IND	Servizurich S.A. - Sociedad Unipersonal	0.01000
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Employment Services Limited, Swindon, Zweigniederlassung Zürich	CHE	Zurich Employment Services Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) II DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance (Hong Kong) Limited	HKG	Zurich Insurance Company Ltd, Hong Kong Branch	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich General Takaful Malaysia Berhad	MYS	Zurich Holdings Malaysia Berhad	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global Ventures MGA Solutions (SA)	BEL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding SE	DEU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien (Deutschland) AG & Co. KG	DEU	Zurich Immobilientreuhand (Deutschland) GmbH	0.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilientreuhand (Deutschland) GmbH	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
Zurich Ireland Master Trustee Designated Activity Company	IRL	Zurich Life Assurance plc	100.00000
Zurich Italy S.p.A.	ITA	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Shared Services Malaysia Sdn Bhd	0.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zürich Versicherungs-Gesellschaft AG	70.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Finance Company AG	0.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Services Malaysia Sdn Bhd	0.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Australian Insurance Properties Pty Limited	0.00000
Zurich Kotak General Insurance Company (India) Limited	IND	Zurich Insurance Mobile Solutions AG	0.00000
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich LiveWell Services and Solutions AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Medical Analytics Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46000
Zurich Sander Vermögensverwaltungs AG (Deutschland)	DEU	Deutscher Herold Aktiengesellschaft	67.54000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Schweiz Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Rentas Vitalicias Chile S.A.	CHL	Zurich Servicios e Inversiones S.A	0.01000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	0.00286
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
Zurich Servicios Directo España, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technical Development (China) Limited	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000
Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%

11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
12225 NE 60th Way, LLC	DE	Truck Insurance Exchange	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2475 Mill Center Parkway, LLC	DE	Farmers Insurance Exchange	100.00000
280 Riverside Parkway, LLC	DE	Farmers Insurance Exchange	100.00000
3049 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000
3195 East Washburn Road, LLC	DE	Farmers Insurance Exchange	100.00000
3330 Oak Grove Avenue, LLC	DE	Mid-Century Insurance Company	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
4345 Hamilton Mill Road, LLC	DE	Farmers Insurance Exchange	100.00000
475 Riverside Parkway, LLC	DE	Mid-Century Insurance Company	100.00000
47548 Kato Road, LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BW GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Economy Fire & Casualty Company	IL	Farmers Property and Casualty Insurance Company	100.00000
Economy Preferred Insurance Company	IL	Economy Fire & Casualty Company	100.00000
Economy Premier Assurance Company	IL	Economy Fire & Casualty Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Asset Management, LLC	NV	FFS Holding, LLC	100.00000
Farmers Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Direct Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers Group Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers Lloyds Insurance Company of Texas	TX	See Note 8
Farmers Lloyds, Inc.	TX	Farmers Property and Casualty Insurance Company	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Property and Casualty Insurance Company	RI	Farmers Insurance Exchange	80.00000
Farmers Property and Casualty Insurance Company	RI	Truck Insurance Exchange	10.00000
Farmers Property and Casualty Insurance Company	RI	Fire Insurance Exchange	10.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 2
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	BW GP, LLC	0.10000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Northwest Distribution Center Apopka Road, LLC	DE	Farmers Insurance Exchange	100.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 6
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technical Development (China) Limited	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000
Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.
Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.
Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.
Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.
Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.
Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.
Note 7: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).
Note 8: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)
Note 9: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.
Note 10: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.
Note 11: This company is a subsidiary of Zurich Insurance Group Ltd., and is an affiliate of Farmers Group, Inc.
Note 12: Farmers Lloyds Insurance Company of Texas is a Texas company managed by Farmers Lloyds, Inc.
Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:
Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware
Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia
Indemnification

Under its By-Laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.
By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)
INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES
SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.
(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.
(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.
RULE 484 UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriter

(a) Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.
(b) Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows

Name and Principal Address	Positions and Officers with FFS
Janice Scott[1]	Director
Guy Meade Hanson[1]	Director
Al Gildemeister[1]	Director
Zachary Schear[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Chau Do2	Secretary

1.	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361.
2.	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation

Farmers Financial Solutions, LLC	N/A	N/A	$101,258.26	$50,250.00
Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 12822 SE 32nd Street, Suite 2, Bellevue, WA 98005, and by Infosys McCamish Systems, L.L.C. Insurance Administrators at its Service Center located 3225 Cumberland Blvd SE, Suite 700, Atlanta, GA 30339.
Management Services

All management contracts are discussed in Part A or Part B of this registration statement.
Undertakings and Representations

(a)
The registrant undertakes that it will file a Post-Effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b)
The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c)
The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)
The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)
The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 30th day of April, 2026.

FARMERS ANNUITY SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Ian Macleod	By:	/s/ David Hernandez
	Ian Macleod		David Hernandez
	Attorney-in-Fact		Interim President
	Security Life of Denver Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Ian Macleod	By:	/s/ David Hernandez
	Ian Macleod		David Hernandez
	Attorney-in-Fact		Interim President
	Security Life of Denver Insurance Company		Farmers New World Life Insurance Company
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ David Hernandez	Director, Chairman of the Board and Interim President
David Hernandez

/s/ Clay Callahan	Chief Financial Officer
Clay Callahan

/s/ Nick Shappie	Controller
Nick Shappie

*/s/ David Travers	Director
David Travers

*/s/ Annette Thompson	Director
Annette Thompson

*/s/ Warren Tucker	Director
Warren Tucker

*/s/ Scott Stoll	Director
Scott Stoll

*/s/ John Griek	Director
John Griek

*/s/ Ian Macleod	*On April 30, 2026 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment
* by Ian Macleod

EXHIBIT INDEX

Exhibit (k)	Opinion of Ian Macleod, Attorney-in-Fact

Exhibit (l)(1)	Consent of Independent Registered Public Accounting Firm

Exhibit (p)	Power of Attorney

Exhibit (h)(55)	Coinsurance and Modified Coinsurance Agreement between Farmers New World Life Insurance Company and Security Life of Denver Insurance Company effective August 1, 2023.

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Financial Statements
December 31, 2025, and 2024 and
For the Years Ended December 31, 2025, 2024
and 2023
And Supplemental Schedules
As of and for the Year Ended December 31, 2025

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Index
December 31, 2025, 2024 and 2023

Page(s)
Report of Independent Auditors……………………………………………………………………………...1–2
Statutory Financial Statements

Notes to Statutory Financial Statements................................................................................................7– 46

Ernst & Young LLP 55 Ivan Allen Jr. Blvd. Suite 1000 Atlanta, GA 30308	Tel: +1 404 874 8300 Fax: +1 404 814 4301 ey.com

Report of Independent Auditors

The Board of Directors
Farmers New World Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Farmers New World Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and December 31, 2024, and the results of its operations and its cash flows for each of the three years ended December 31, 2025, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and December 31, 2024, or the results of its operations or its cash flows for each of the three years ended December 31, 2025.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
April 24, 2026

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2025, and 2024

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Operations
Years Ended December 31, 2025, 2024 and 2023

The accompanying notes are an integral part of these statutory financial statements

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Changes in Capital and Surplus
December 31, 2025, 2024 and 2023

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned and Special Surplus	Total Capital and Surplus
Balances at December 31, 2022	$ 6,600	$ 3,199	$ 309,637	**$ 319,436**
Net Income	-	-	1,429,694	1,429,694
Change in net deferred taxes	-	-	(59,774)	(59,774)
Change in nonadmitted assets	-	-	28,618	28,618
Change in liability for reinsurance in unauthorized and certified companies	-	-	(663)	(663)
Change in asset valuation reserve			25,287	25,287
Change in surplus as a result of reinsurance			(15,240)	(15,240)
Extraordinary dividends to stockholder	-	-	(1,200,000)	(1,200,000)
Balances at December 31, 2023	6,600	3,199	517,559	527,358
Net Income	-	-	(44,781)	(44,781)
Change in net deferred taxes	-	-	10,140	10,140
Change in nonadmitted assets	-	-	448	448
Change in liability for reinsurance in unauthorized and certified companies	-	-	663	663
Change in asset valuation reserve	-	-	7,167	7,167
Aggregate write-ins for gains and losses in surplus	-	-	5,603	5,603
Balances at December 31, 2024	6,600	3,199	496,799	506,598
Net Income	-	-	(37,000)	(37,000)
Change in net deferred taxes	-	-	11,271	11,271
Change in nonadmitted assets	-	-	(14,988)	(14,988)
Change in liability for reinsurance in unauthorized and certified companies	-	-	(1,589)	(1,589)
Change in asset valuation reserve	-	-	66	66
Balances at December 31, 2025	$ 6,600	$ 3,199	$ 454,559	$ 464,358

The accompanying notes are an integral part of these statutory financial statements

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Cash Flows
December 31, 2025, 2024 and 2023

The accompanying notes are an integral part of these statutory financial statements

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
Year Ended December 31, 2025

1.	Nature of Operations
The Company
The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).
The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.
Nature of Operations
The Company concentrates its sales activities in the individual life insurance markets.  Principal lines of business include traditional term and whole life products as well as indexed universal life products.
The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.
Business Risks
The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.
Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.
2.	Summary of Significant Accounting Policies
Basis of Presentation
The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.
The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National
Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“AIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.
For the December 31, 2023, reporting period, The Company received approval for a permitted practice from the OIC to fully amortize the reinsurance gains the Company was holding in special surplus.  As illustrated in Appendix 791 on life and health reinsurance agreements, the after-tax gains from a reinsurance transaction are to be amortized over the profits that emerge on the reinsured block of business with a corresponding decrease in special surplus.  This permitted practice differs from this accounting practice by allowing the Company to fully recognize the $1.6B of special surplus immediately through line 6 of page 4 with a zero net impact on overall surplus as noted in the table below.  The Company’s risk-based capital would not have triggered any regulatory event in the absence of this permitted practice, and this permitted practice is only allowed for the year-end 2023 reporting period.
The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from Generally Accepted Accounting Principles (“GAAP”) in the following respects (italicized items):
Investments
Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.
Asset Valuation Reserve
The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus.  Under GAAP, no such liability is established.
Interest Maintenance Reserve
An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. Reporting entities are permitted to admit its negative IMR up to 10% of the Company’s adjusted capital and surplus. The Company elected to fully admit its negative IMR balance of $20,975,000 and $26,754,000 as of December 31, 2025, and 2024, respectively.  Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures. The admitted negative IMR is reported in other assets section of the Statement of Admitted Assets. No such reserve is required by GAAP.
Life Policy and Contract Reserves
Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual asset adequacy analysis reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017, and for Variable Annuity products as required under VM-21. A third exception is the reserve held in accordance with SSAP A-791 Paragraph 2 due to reinsurance expense allowances not being sufficient to cover anticipated allocable direct renewal expenses. All three exceptions are mentioned in the Aggregate Reserves for Life and Annuity Policies section below.
Acquisition Costs
Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, costs related to the successful acquisition of new business are deferred and amortized on a constant level basis.
Recognition of Revenue and Related Expenses
Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.
For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Under STAT, revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.
Reinsurance
Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines on the balance sheet.  Reinsurance recoverable on unpaid claims on reinsured business are netted in the contract claims line on the balance sheet. Under GAAP, these reinsurance amounts are reflected as assets.
Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations.  Under GAAP, reinsured commissions are netted against direct commissions within expenses.
Federal Income Taxes
Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.
Nonadmitted Assets
Under statutory accounting practices, assets are reported at admitted assets values and nonadmitted assets are excluded through a charge against surplus. GAAP purposes, the nonadmitted balances of these assets are included in the balance sheet.  Nonadmitted assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. As of December 31, 2025, and 2024, the total nonadmitted assets are $83,886,000 and $68,897,000, respectively.
Separate Accounts
Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown net of applicable fees. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.
The Company is licensed to issue variable universal life (“VUL”) and deferred variable annuity contracts although it suspended issuance of “new” VUL and variable annuities, effective February 28, 2024, and September 30, 2012, respectively. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.
Please see Note 13 for additional information on separate accounts.
Statements of Cash Flows
The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.
Use of Estimates
The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Aggregate Reserves for Life and Annuity Policies
Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.
•
Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017, and all other life insurance policies issued after January 1, 2020, the Company calculates Principles- Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20. Additionally, a reserve is held per SSAP A- 791 Paragraph 2 due to reinsurance expense allowances not being sufficient to cover anticipated allocable direct renewal expenses; this calculation uses Company experience.

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.
•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.
•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.
•
Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 1.75% to 5.25%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•
Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.
For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2025, and 2024, the Company had approximately $2,335,590,000 and $2,480,603,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The premiums deficiency reserve amount is $12,239,000 before reinsurance and $0 after reinsurance. Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2025, and 2024, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $113,417,517,000 and $106,525,819,000 respectively. The excess VM- 20 deterministic/stochastic reserve over NPR after reinsurance are $69,324,000 for 2025, and $112,118,000 for 2024.

As of December 31, 2025, and 2024, the reserves required by SSAP A-791 Paragraph 2 due to insufficient reinsurance expense allowances are $18,116,000 and $19,421,000 respectively.

As all policies at the Company are 100% ceded, the reserves held by the company after reinsurance is due to the shortfall between expenses and reinsurance expense allowances, with amounts required from SSAP A-791 Paragraph 2, VM-20, and VM-21.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves
As of December 31, 2025, the only life insurance plan written after January 1, 2001, for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2025, the FGDBWL statutory reserves net of deferred and uncollected premiums is
$35,447,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $32,169,000 or $3,278,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Backbook Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers Essential Life Universal Life and Backbook Farmers Index Universal Life – 120% for Male and Female. A 140% scalar is applied for all classes of Farmers Essential Simple Whole Life. An additional 125% scalar is applied to the valuation mortality for all FVT policies that used accelerated underwriting. A 120% scalar is applied for the Male standard non-smoker class of VUL, Female non-smokers have no additional scalar. A 116% scalar is applied for the Male standard non-smoker inbound class of Front-book Farmers Term Life and Term Return of Premium, and a 107% scalar is applied for the Male standard non-smoker outbound class of Front-book Farmers Term Life and Term Return of Premium, Female non-smokers have no additional scalar. A 101% scalar is applied for the Male standard non-smoker inbound class of Front-book Farmers Index Universal Life, Female non-smokers have no additional scalar. An additional 130% scalar is applied for conversion policies. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.
Unpaid Loss/Claim Adjustment Expenses
The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2025, and 2024, was approximately $370,000 and $230,000, respectively.
Reinsurance
Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation.  Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.
Investments
Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis, and private placements are recorded on a funding date basis. Investments are recorded on the following bases:
•
Bonds – Bonds are classified as Issuer Credit Obligations (ICO) and Asset-backed securities (ABS). Bonds with NAIC designations of 1 through 5 are carried at amortization cost, while bonds with NAIC designation of 6 are carried at the lower of amortization cost or fair value.

For ICOs, premiums and discounts are amortized using the interest (constant yield) method on a prospective basis. A yield-to-worst amortization approach is applied, which considers contractual call provisions and sinking fund features, as applicable.
ABS are amortized using the interest method based on estimated cash flows that incorporate anticipated prepayments as of the date of purchase. Prepayment assumptions are obtained periodically, as required by SSAP No. 43, from broker-dealer surveys or internal estimates, and reflect prevailing interest rate and economic conditions. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.
•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.
•
Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classifications: held for production of income, held for own use, and held for sale. Held for sale properties are carried at lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained at least every three years on investment held for production of income and held for sale. If fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.
•	Short-term investments – at cost or amortized cost.
Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security.
Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan‑backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.
Accrued Investment Income
Investment income due and accrued with amounts over 90 days past due are nonadmitted.
Federal Income Taxes
The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.
Leases
The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. On June 18, 2025, the Company early terminated its Bellevue office building lease, which will expire June 30, 2026. The Company paid $3,152,000 in pre-tax early termination fees. See Note 12 for additional information on lease commitments.
Death, Disability and Other Benefits
Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.
Electronic Data Processing Equipment and Software
Depreciation on electronic data processing (EDP) equipment and software, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross EDP equipment and software, accumulated depreciation and net admitted assets for December 31, 2025, and 2024, are as follows:
Depreciation expense on EDP equipment and software assets was $1,406,000, $3,000, $251,000 and for the year ended December 31, 2025, 2024, and 2023, respectively, and has been included in general insurance expenses.
Financial Instruments and Concentrations of Credit Risk
The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.
The Company cedes insurance risk to various reinsurance companies that have low default risk based on different rating agencies risk assessments. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.
The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.
The Company invests in high quality securities with no significant concentration of risk.
Accounting Changes and Corrections of Errors
At March 31, 2024, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5301 Column 1 in the amount of $5,602,000 net of tax to correct a prior year error in the calculation of Commissions.

Change in Valuation Basis
There were no changes in reserve valuation basis for 2025.
Statements of Cash Flows
For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Cash equivalents consist of money market funds and fixed income securities with maturities of 3 months or less. Short-term investments consist of fixed income securities that do not qualify as cash equivalents and have a remaining maturity of 12 months or less.
3.	Investments
The components of investment income by type of investment for the years ended December 31, 2025, 2024, and 2023 are as follows:
Investment expenses included the following fees paid to the Company’s various affiliated investment managers:
In 2025, 2024, and 2023, the Company’s investment expense included fees of approximately $193,000, $234,000 and $353,000, respectively, to its Parent Company, FGI.
In 2025, 2024, and 2023, the Company’s investment expenses included fees of approximately $123,000, $51,000 and $331,000, respectively, to Zurich Investment Services.
In 2025, 2024, and 2023, the Company’s investment expenses included fees of approximately $2,200,000, $1,930,000, $2,315,000, respectively, to Zurich Global Investment Management.
In 2025, 2024, and 2023, the Company’s investment expenses included fees of approximately ($104,000), $521,000 and $713,000, respectively, to Zurich Alternative Asset Management.
Interest Income Due and Accrued
The gross, non-admitted and admitted amounts for interest income due and accrued as of December 31,
2025, 2024, and 2023 are as follows:

Realized Gains and Losses
Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2025, 2024, and 2023 are as follows:
Impairment losses included in realized gains and losses above were $0, $17,217,000 and $3,445,000 for the years ended December 31, 2025, 2024, and 2023, respectively.
Unrealized Gains and Losses on Fixed Maturities
Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2025, and 2024 are as follows:

Unrealized Losses on Fixed Maturities and Equity Securities
Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2025, and 2024 were as follows:

Fixed maturities represented 100% of the Company’s total unrealized loss amount, which comprised of 269 and 166 securities as of December 31, 2025, and 2024, respectively.
Fixed maturities in an unrealized loss position for less than 12 months were comprised of 225 and 9 securities, with total fair values of approximately $51,859,000 and $121,647,000 as of December 31, 2025, and 2024, respectively. Most of these securities are investment grade fixed maturities that have decreased in fair values due to changes in interest rates since the date of purchase.
Fixed maturities in an unrealized loss position for 12 months or more were comprised of 44 and 100 securities, with total fair values of approximately $52,881,000 and 132,535,000 as of December 31, 2025, and 2024, respectively. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for asset-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.
Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2025, and 2024, respectively
Asset-Backed Securities
There were no asset-backed securities impaired during 2025 and 2024 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Asset-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for asset-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Prepayment Penalty and Acceleration Fees
For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2025, and 2024 are as follows:

Subprime Mortgage Related Risk Exposure
The Company has no direct exposure through investments in subprime mortgage loans.
5GI Securities
The Company does not have any 5GI securities as of December 31, 2025, and 2024.
Maturities of Bonds
The amortized cost and fair value of bonds and short-term investments, by contractual maturity, at December 31, 2025, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:
Sales of Bonds and Common Stocks
The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2025, 2024, and 2023 are as follows:
Bonds with an amortized cost of approximately $5,299,000 and $5,253,000 were on deposit with regulatory authorities at December 31, 2025, and 2024, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $3,866,000 and $3,662,000 as of December 31,2025, and 2024, respectively.
Commercial Mortgage Loans
As of December 31, 2025, the Company no longer has any investment in mortgage loans. The Company disposed of all mortgage loans on November 1, 2023.
Real Estate
Real estate investments at December 31, 2025, and 2024 were as follows:
The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2025, the Company owned the following legal entities: BOS Office 3, LLC and CHI Ind 6, LLC. The Company recognized $0, $17,217,000 and $3,445,000 impairments on real estate for the years ended December 31, 2025, 2024 and 2023, respectively. At December 31, 2025, BOS Office 3, LLC was classified as held for sale. During 2025, The Company sold one real estate property: Raleigh Office 2, LLC. The Company recognized a total capital loss of $2,205,245. Both the impairment loss and the net capital loss on disposal are reported in the Statement of Operations under net realized capital gains/(losses) net of taxes.
Restricted Assets
As of December 31, 2025, and 2024, total restricted assets amounted to $1,578,527,000 and $1,427,725,000 respectively. Of these assets, bonds and short-term investments on deposit were for state insurance departments to satisfy regulatory requirements.
4.	Fair Value of Financial Instruments
Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.
The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).
The levels of the fair value hierarchy are as follows:
Level 1
Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:
a.	Quoted prices for similar assets or liabilities in active markets.
b.	Quoted prices for identical or similar assets or liabilities in non-active markets.
c.	Inputs other than quoted market prices that are observable.
d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3
Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2025 or 2024.
Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table provides information as of December 31, 2025, and 2024 about the Company’s financial assets measured at fair value:
Level 1 Financial Assets
Separate Account Assets
Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.
Separate account assets in Level 1 include actively traded institutional and retail mutual fund investments valued by the respective mutual fund companies.
Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis
There were no changes in assets classified as Level 3 for the years ended December 31, 2025, and 2024.
Policy on Transfers In and Out of Level 3
At the end of each reporting period, the Company evaluates whether or not any event has occurred, or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2025, and 2024.
Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy
The following tables provide information as of December 31, 2025, and 2024 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2025, and 2024:
Bonds
The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Major inputs include yield curves, yields, and expected future cash flows. Level 3 bonds consist of non-agency mortgage-backed securities with significant unobservable inputs.
Receivables/Payables for Securities
The fair value for receivables/payables for securities are based on quoted market prices from third party sources.
Cash, Cash Equivalents and Short-Term Investments
The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using net asset value (NAV).
Accrued Investment Income
The cost of accrued investment income approximates fair value unless otherwise noted.
Separate Accounts
The separate accounts assets are carried at fair value based on the reported NAV per share of the respective portfolios at December 31, 2025, and 2024. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The Company uses the value of the assets as a reasonable estimate of the value of the liabilities.
5.	Related Parties
The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.
FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $33,509,000, $22,830,000, and $31,853,000, for the years ended December 31, 2025, 2024, and 2023, respectively, and are expensed as incurred.
The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $18,625,000, $19,836,000, and $24,566,000 for the years ended December 31, 2025, 2024, and 2023, respectively, and are expensed as incurred.
MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008, under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.
The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. The service agreement with ZALICO ended in 2024. Fees charged by the Company to ZALICO were approximately $0, $56,000, and $56,000, for the years ended December 31, 2025, 2024, and 2023, respectively and are expensed as incurred.
As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $1,829,865 for the year ended December 31, 2025, and received a net refund of $8,375,000 for the year ended December 31, 2024. The prepayments were $0 and $500,000 for December 31, 2025, and December 31, 2024, respectively.
For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.
For information related to dividends paid to FGI, please refer to note 7.
For the period ended December 31, 2025, and 2024, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 6 for reinsurance related balances.)
6.	Reinsurance
The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.
Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2025, and 2024, no amounts have been recorded in relation to uncollectible reinsurance balances.
On May 17, 2023, the Company entered into an agreement with Security Life of Denver (“SLD”) effective August 1, 2023, to reinsure the remaining inforce life, A&H and annuity blocks of business of the Company. In connection with, and at the same time, the Company recaptured all reinsurance from its affiliate, Zurich Insurance Company (“ZIC”), and placed it with SLD. Specific to this reinsurance transaction with SLD, the Company ceded approximately $4.0 billion in assets and $5.2 billion in statutory reserves.
Effective September 22, 2025, the Company cedes 95% of contractual risk for new issues of term policies subject to simplified underwriting to ZIC. Effective October 11, 2025, the Company cedes 95% of contractual risk for new issues of indexed universal life polices subject to simplified underwriting to ZIC. Premiums ceded to ZIC approximated $1,171,000, $0, and $101,817,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Claims ceded to ZIC were approximately $0, $0, and $58,948,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Changes in reserves ceded to ZIC were approximately $11,000, $0 and ($1,587,178,000) for the years ended December 31, 2025, 2024, and 2023, respectively.
Premiums assumed from unaffiliated companies approximated $147,000, $180,000 and $165,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Premiums ceded to unaffiliated companies approximated $1,186,960,000, $1,199,403,000 and $5,374,166,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Claims assumed from unaffiliated companies approximated $75,000, $0 and $0 for the years ended December 31, 2025, 2024, and 2023, respectively. Claims ceded to unaffiliated companies were approximately $586,329,000, $576,295,000 and $387,550,000 for the years ended December 31, 2025, 2024, and 2023, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($71,000), ($122,000), and ($64,000) for the years ended December 31, 2025, 2024, and 2023, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($53,460,000), ($117,051,000) and $5,205,741,000 for the years ended December 31, 2025, 2024, and 2023, respectively.
The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2025, and 2024 would be approximately $1,980,177,000 and $1,884,218,000, respectively.
As of December 31, 2025, there is a amount of Reserves ($92) for Covered Policies subject to the requirements of Actuarial Guideline XLVIII as defined in Section 4.B and per exemptions in Section 3.
Required Level of Primary Security ($000,000) as of 12/31/2025
Farmers Term Life	Farmers Indexed Universal Life	Total
$ 0.00	$ 0.00	$ 0.00

7.	Surplus and Restrictions
Statutory surplus of approximately $464,358,000 and $506,598,000 as of December 31, 2025 and 2024, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2025 and 2024 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.
The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2026, and 2025 are $0 and $0, respectively. Dividends are approved by the board of directors.
On November 8, 2023, the Company declared extraordinary dividends in the amount of $1,200,000,000 that was paid to FGI on December 27, 2023, with the non-disapproval of the Washington Office of Insurance Commissioner.
8.	Employees’ Retirement Plans
Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009, the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008, were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.
The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.
FGI announced on October 20, 2016, that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. The impacted employees kept all benefits accrued through December 31, 2018, but no longer accrue benefits after that date. As part of this change, starting January 1, 2019, FGI contributes an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 9.
In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.
The expenses allocated for pension and post-retirement benefit costs were approximately $297,000, $329,000, and $561,000 for the years 2025, 2024, and 2023, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.
9.	Employees’ Incentive Plans
Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit-Sharing Plan. Effective January 1, 2009, the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.
The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Vesting is immediate for employee contributions and employer match. Effective January 1, 2019, FGI contributes an additional 4% Company Base Contribution to employees 401(k) Savings Plan, regardless of employee contribution. Three years of eligible service is required to vest in the 4% Company Base Contribution. The cost to the Company for the 401(k) Savings Plan is included in the overhead and administrative charges paid by the Company to FGI.
The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.
The Company’s share of expenses for the STIP award program for the years ended December 31, 2025, 2024, and 2023 was approximately $3,930,000, $3,682,000, and $4,946,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,525,000, $2,721,000 and $3,486,000 for the years ended December 31, 2025, 2024, and 2023 respectively.

10.	Federal Income Taxes
The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2025, and 2024 are as follows:

The SSAP No. 101 admission calculation components are as follows:

(in thousands of dollars)	2025 Ordinary	2025 Capital	2025 Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ 1,555	$ 1,555
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	25,709	-	25,709
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	25,709	-	25,709
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	65,564
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	4,901	-	4,901
Deferred tax assets admitted as the result of application of SSAP No. 101	$ 30,610	$ 1,555	$ 32,165
Ratio percentage used to determine recovery period and threshold limitation amount			1693.%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$ 437,094

(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ 2,009	$ 2,009
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	24,199	-	24,199
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	24,199	-	24,199
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	72,058
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	4,858	-	4,858
Deferred tax assets admitted as the result of application of SSAP No. 101	$ 29,057	$ 2,009	$ 31,066
Ratio percentage used to determine recovery period and threshold limitation amount			1884.%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$ 480,390

(in thousands of dollars)	Change		
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ (454)	$ (454)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	1,510	-	1,510
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	1,510	-	1,510
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(6,494)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	43	-	43
Deferred tax assets admitted as the result of application of SSAP No. 101	$ 1,553	$ (454)	$ 1,099
Ratio percentage used to determine recovery period and threshold limitation amount			-191%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$ (43,296)

The impacts of tax planning strategies on the Company’s DTAs are as follows:
The Company’s tax planning strategies do not include the use of reinsurance.
The Company is currently recognizing all deferred tax liabilities.
Current income taxes incurred for the years ended December 31, 2025, 2024, and 2023 consisted of the following major components:
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2025, and 2024 were as follows:
The change in net deferred income taxes as of December 31, 2025, and 2024 was composed of the following:
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:
As of December 31, 2025, the Company did not have any operating loss carry-forwards or capital loss carry forwards.
The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

There were no deposits admitted under IRC §6603.

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:
Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)
Truck Underwriters Association
Fire Underwriters Association
FIG Holding Company
FIG Leasing Company, Inc.
Farmers Services Corporation
Farmers Underwriters Association
Farmers Reinsurance Company
Kraft Lake Insurance Agency, Inc.
Western Star Insurance Services, Inc.
Farmers General Insurance Agency, Inc
The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.
The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.
The significant tax jurisdiction for the Company is U.S. federal tax. The tax years prior to 2015 and tax years 2019 through 2021 for U.S. federal tax are closed to tax authority examinations. The Farmers Group Inc. consolidated tax group is currently under examination by the Internal Revenue Service for years 2015, 2016, 2017, and 2018.
The Company records any potential net interest and penalties in the income tax expense component of the statement of operations.
The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
During 2025 and 2024, the Company did not accrue any interest and penalties related to income tax contingencies.
The Company does not have any liability for Repatriation Tax.
The Company does not have any Alternative Minimum Tax Credits.
The Inflation Reduction Act of 2022 includes a corporate alternative minimum tax (CAMT), effective in 2023, that is based on the adjusted financial statement income set forth on the applicable financial statement of an applicable corporation.
The CAMT applies to companies with average annual book income exceeding $1 billion and assesses a 15% tax on financial statement income (adjusted for certain items) based on the applicable financial statement to the extent that amount exceeds the regular corporate tax.
The Company is an applicable reporting entity. The controlled group of corporations of which the Company is a member has determined that it is an applicable corporation. However, the Company has determined that it does not have a CAMT liability based on the current information.
The Accounting policy election is to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.
On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) was signed into law by President Trump. The Act includes a broad range of tax reform provisions affecting businesses, including 100% bonus depreciation on qualifying assets, expensing of US-based research and development costs and interest expense limitation in 2025. There was no material net impact to the Company’s financial statements from the enactment.

11.	Contingencies
The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,208,000 and $1,277,000 for December 31, 2025, and December 31, 2024, respectively; and related premium tax benefit assets of $871,000 and $944,000 for December 31, 2025, and December 31, 2024, respectively. The amounts represent management's best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company's share of the ultimate cost of current insolvencies.
The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. The Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

12.	Commitments
Statutory guidance provides that an operating expense lease should be recognized on a straight‑line basis over the lease term, even if payments are not made on a straight-line basis.
As of December 31, 2025, the total minimum aggregate rental commitment for the length of the lease period was $372,000, the future minimum rental payments required by leases are as follows:
The following schedule shows the composition of total rental expenses for all operating leases except those with terms of a month or less that were not renewed:

13.	Separate Accounts
The Company is licensed to issue VUL and deferred variable annuity contracts although it suspended issuance of “new” VUL and variable annuities, effective February 28, 2024, and September 30, 2012, respectively. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2025, there were 33 subaccounts available for the VUL products, 43 subaccounts available for variable annuity, 38 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Life Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.
As of December 31, 2025, the separate account assets that are legally insulated from the general account claims are as follows:
Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2025, is $261,707,000. The fund value is $257,851,000. The maximum guaranteed excess is $3,857,000.
The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:
The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:
Premiums, considerations, or deposits received for the years ended December 31, 2025, 2024, and 2023, were approximately $111,115,000, $119,410,000 and $122,694,000, respectively.
Reserves for accounts with assets as of December 31, 2025, and 2024, at market value are approximately $1,569,619,000 and $1,416,104,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.
A reconciliation of net transfers to separate accounts for the years ended December 31, 2025, 2024 and 2023 is as follows:

14.	Premium and Annuity Considerations Deferred and Uncollected
There are no deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2025, and 2024.
15.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics
The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2025, and 2024.

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2025, and 2024:

Life
(in thousands of dollars)

	2025		
	General Account		
General Account	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:			
Term policies with cash value	$ 14,808	$ 14,809	$ 16,479
Universal Life	1,866,890	1,864,283	1,893,746
Universal Life with Secondary Guarantees	319,462	309,878	334,309
Indexed Universal Life	-	-	-
Indexed Universal Life with Secondary Guarantees	402,530	273,026	443,651
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	765,422	765,422	939,836
Variable Lfie	-	-	-
Variable Universal Life	156,940	155,635	163,623
Miscellaneous Reserves	-	-	-
Not Subject to Discretionary Withdrawal or Cash Values:			
Term Policies without Cash Value	-	-	1,968,299
Accidental Death Benefits	-	-	3,048
Disability - Active Lives	-	-	25,183
Disability - Disabled Lives	-	-	28,443
Miscellaneous Reserves	-	-	36,314
Total	3,526,052	3,383,053	5,852,931
Reinsurance ceded	3,526,052	3,383,053	5,765,491
Total (net)	$ -	$ -	$ 87,440

(in thousands of dollars)

Separate Account with Nonguarantees	2025 Separate Account		
	Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal:			
Term policies with cash value	$ -	$ -	$ -
Universal With market value adjustment	-	-	-
Universal Life with Secondary Guarantees	-	-	-
Indexed Universal Life	-	-	-
Indexed Universal Life with Secondary Guarantees	-	-	-
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	-	-	-
Variable Lfie	-	-	-
Variable Universal Life	1,387,102	1,363,877	1,383,890
Miscellaneous Reserves	-	-	-
Not Subject to Discretionary Withdrawal:			
Term Policies without Cash Value	-	-	-
Accident With market value adjustment	-	-	-
Disability - Active Lives	-	-	-
Disability - Disabled Lives	-	-	-
Miscellaneous Reserves	-	-	-
Total	1,387,102	1,363,877	1,383,890
Reinsurance ceded	-		
Total (net)	$ 1,387,102	$ 1,363,877	$ 1,383,890

Life

(in thousands of dollars)

General Account	2024 General Account Account Value	Cash Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:			
Term policies with cash value	$ 13,634	$ 13,634	$ 15,187
Universal Life	1,914,737	1,911,938	1,942,909
Universal Life with Secondary Guarantees	301,769	290,287	317,061
Indexed Universal Life	-	-	-
Indexed Universal Life with Secondary Guarantees	323,454	207,880	370,912
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	754,089	754,089	926,466
Variable Lfie	-	-	-
Variable Universal Life	141,739	140,159	147,173
Miscellaneous Reserves	-	-	-
Not Subject to Discretionary Withdrawal or Cash Values:			
Term Policies without Cash Value	-	-	2,015,254
Accidental Death Benefits	-	-	3,154
Disability - Active Lives	-	-	25,941
Disability - Disabled Lives	-	-	28,641
Miscellaneous Reserves	-	-	36,849
Total	3,449,422	3,317,987	5,829,547
Reinsurance ceded	3,449,422	3,317,987	5,698,008
Total (net)	$ -	$ -	$ 131,539

16.	Subsequent Events
No material subsequent events have occurred since December 31, 2025, through April 24, 2026, the date at which the financial statements were issued, that would require adjustment or disclosure to the financial statements.

1

Farmers Annuity Separate
Account A of Farmers New World Life
Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Financial Statements
December 31, 2025

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Annuity Separate Account A:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farmers Annuity Separate Account A (the Separate Account), as of December 31, 2025, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of the Separate Account since 2021.
Atlanta, Georgia
April 30, 2026

Appendix – Subaccounts comprising Farmers Annuity Separate Account A

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares – Sustainable U.S. Equity Portfolio
BNY Mellon Variable Investment Fund – Service Class Shares – Opportunistic Small Cap Portfolio
Calvert Variable Series, Inc. – VP SRI Mid Cap Portfolio
DWS Variable Series I – Class A Shares – DWS Core Equity VIP
DWS Variable Series I – Class A Shares – DWS CROCI International VIP
DWS Variable Series I – Class A Shares – DWS Global Small Cap VIP
DWS Variable Series II – Class A Shares – DWS CROCI U.S. VIP
DWS Variable Series II – Class A Shares – DWS Government Money Market VIP
DWS Variable Series II – Class A Shares – DWS High Income VIP
DWS Variable Series II – Class A Shares – DWS Small Mid Cap Growth VIP
Fidelity Variable Insurance Products ("VIP") Funds – Service Class – VIP Growth Portfolio
Fidelity Variable Insurance Products ("VIP") Funds – Service Class – VIP Index 500 Portfolio
Fidelity Variable Insurance Products ("VIP") Funds – Service Class – VIP Mid Cap Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2010 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2015 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2020 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2025 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom 2030 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares – VIP Freedom Income Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares – VIP FundsManager 20% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares – VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares – VIP FundsManager 70% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares – VIP FundsManager 85% Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2 – Developing Markets VIP Fund
Franklin Templeton Variable Insurance Products Trust – Class 2 – Small – Mid Cap Growth VIP Fund
Franklin Templeton Variable Insurance Products Trust – Class 2 – Small Cap Value VIP Fund
Goldman Sachs Variable Insurance Trust – Institutional Class – Mid Cap Value Fund
Goldman Sachs Variable Insurance Trust – Institutional Class – Small Cap Equity Insights Fund
Goldman Sachs Variable Insurance Trust – Institutional Class – Strategic Growth Fund
Janus Henderson – VIT Balanced Portfolio (Service Shares)
Janus Henderson – VIT Enterprise Portfolio (Service Shares)
Janus Henderson – VIT Forty Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust – Administrative Class Shares – VIT International Bond Portfolio (U.S. Dollar-Hedged)
PIMCO Variable Insurance Trust – Administrative Class Shares – VIT Low Duration Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds Capital Appreciation Account II
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds Equity Income Account II
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds MidCap Account II
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds SmallCap Account II
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Calvert Variable Series, Inc.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares	DWS Variable Series I – Class A Shares	DWS Variable Series I – Class A Shares	DWS Variable Series I – Class A Shares
	VP SRI Mid Cap Portfolio	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP
Assets
Investments, at fair value	$ 141,650	$ 183,527	$ 1,509,891	$ 4,498,261	$ 3,234,761	$ 2,754,454

Dividends receivable	—	—	—	—	—	—
Total assets	141,650	183,527	1,509,891	4,498,261	3,234,761	2,754,454

Liabilities	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—
Net assets	$ 141,650	$ 183,527	$ 1,509,891	$ 4,498,261	$ 3,234,761	$ 2,754,454

Accumulation units outstanding	4,528	4,390	58,432	91,513	259,104	77,711
Unit value of accumulation units	$ 31.28	$ 41.81	$ 25.84	$ 49.15	$ 12.48	$ 35.44
Shares owned in each portfolio	5,351	3,213	33,763	320,161	310,438	238,069
Market value per share	$ 26.47	$ 57.12	$ 44.72	$ 14.05	$ 10.42	$ 11.57
Cost of investments	$ 145,824	$ 139,180	$ 1,378,025	$ 3,496,997	$ 2,214,001	$ 2,360,351

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity Variable Insurance Products ("VIP") Funds – Service Class
	DWS CROCI U.S. VIP	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio
Assets
Investments, at fair value	$ 8,450,654	$ 5,589,951	$ 2,117,809	$ 218,976	$ 12,728,028	$ 10,018,806

Dividends receivable	—	8,937	—	—	—	—
Total assets	8,450,654	5,598,888	2,117,809	218,976	12,728,028	10,018,806

Liabilities	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—
Net assets	$ 8,450,654	$ 5,598,888	$ 2,117,809	$ 218,976	$ 12,728,028	$ 10,018,806

Accumulation units outstanding	153,748	500,543	71,286	18,643	185,353	164,657
Unit value of accumulation units	$ 54.96	$ 11.19	$ 29.71	$ 11.75	$ 68.67	$ 60.85
Shares owned in each portfolio	449,025	5,589,950	368,956	15,432	131,815	15,251
Market value per share	$ 18.82	$ 1.00	$ 5.74	$ 14.19	$ 96.56	$ 656.93
Cost of investments	$ 6,161,577	$ 5,589,950	$ 2,093,154	$ 214,398	$ 12,013,713	$ 4,972,551

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio
Assets
Investments, at fair value	$ 6,214,877	$ 68,103	$ 275,203	$ 1,061,822	$ 1,680,237	$ 1,049,624

Dividends receivable	—	—	—	—	—	—
Total assets	6,214,877	68,103	275,203	1,061,822	1,680,237	1,049,624

Liabilities	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—
Net assets	$ 6,214,877	$ 68,103	$ 275,203	$ 1,061,822	$ 1,680,237	$ 1,049,624

Accumulation units outstanding	79,229	3,424	12,429	45,425	64,865	37,801
Unit value of accumulation units	$ 78.44	$ 19.89	$ 22.14	$ 23.38	$ 25.9	$ 27.77
Shares owned in each portfolio	168,928	5,661	23,146	80,870	98,490	59,876
Market value per share	$ 36.79	$ 12.03	$ 11.89	$ 13.13	$ 17.06	$ 17.53
Cost of investments	$ 6,085,127	$ 64,423	$ 260,004	$ 997,121	$ 1,502,434	$ 926,323

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Franklin Templeton Variable Insurance Products Trust – Class 2
	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund
Assets
Investments, at fair value	$ 157,279	$ 317,783	$ 1,133,505	$ 1,592,726	$ 407,852	$ 1,598,002

Dividends receivable	—	—	—	—	—	—
Total assets	157,279	317,783	1,133,505	1,592,726	407,852	1,598,002

Liabilities	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—
Net assets	$ 157,279	$ 317,783	$ 1,133,505	$ 1,592,726	$ 407,852	$ 1,598,002

Accumulation units outstanding	9,919	20,456	48,632	54,786	12,422	47,247
Unit value of accumulation units	$ 15.86	$ 15.54	$ 23.31	$ 29.07	$ 32.83	$ 33.82
Shares owned in each portfolio	13,524	28,450	85,034	106,040	26,347	132,285
Market value per share	$ 11.63	$ 11.17	$ 13.33	$ 15.02	$ 15.48	$ 12.08
Cost of investments	$ 155,091	$ 316,736	$ 1,044,081	$ 1,313,601	$ 302,245	$ 1,118,548

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Franklin Templeton Variable Insurance Products Trust – Class 2	Franklin Templeton Variable Insurance Products Trust – Class 2	Goldman Sachs Variable Insurance Trust – Institutional Class	Goldman Sachs Variable Insurance Trust – Institutional Class	Goldman Sachs Variable Insurance Trust – Institutional Class	Janus Henderson
	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Strategic Growth Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	VIT Balanced Portfolio (Service Shares)
Assets
Investments, at fair value	$ 2,208,670	$ 1,833,145	$ 6,224,153	$ 3,174,390	$ 602,026	$ 4,951,442

Dividends receivable	—	—	—	—	—	—
Total assets	2,208,670	1,833,145	6,224,153	3,174,390	602,026	4,951,442

Liabilities	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—
Net assets	$ 2,208,670	$ 1,833,145	$ 6,224,153	$ 3,174,390	$ 602,026	$ 4,951,442

Accumulation units outstanding	56,122	44,579	94,682	47,162	11,113	106,755
Unit value of accumulation units	$ 39.35	$ 41.12	$ 65.74	$ 67.31	$ 54.17	$ 46.38
Shares owned in each portfolio	154,345	132,166	401,817	194,867	42,159	83,246
Market value per share	$ 14.31	$ 13.87	$ 15.49	$ 16.29	$ 14.28	$ 59.48
Cost of investments	$ 2,271,211	$ 1,707,530	$ 5,237,374	$ 3,139,149	$ 528,782	$ 3,545,320

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Janus Henderson	Janus Henderson	PIMCO Variable Insurance Trust – Administrative Class Shares	PIMCO Variable Insurance Trust – Administrative Class Shares	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II	Equity Income Account II
Assets
Investments, at fair value	$ 1,086,193	$ 18,895,136	$ 1,556,035	$ 1,780,865	$ 1,160,007	$ 5,101,540

Dividends receivable	—	—	—	—	—	—
Total assets	1,086,193	18,895,136	1,556,035	1,780,865	1,160,007	5,101,540

Liabilities	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—
Net assets	$ 1,086,193	$ 18,895,136	$ 1,556,035	$ 1,780,865	$ 1,160,007	$ 5,101,540

Accumulation units outstanding	18,068	329,200	67,643	112,884	17,184	86,006
Unit value of accumulation units	$ 60.12	$ 57.4	$ 23	$ 15.78	$ 67.51	$ 59.32
Shares owned in each portfolio	14,808	317,993	154,984	182,093	26,661	163,459
Market value per share	$ 73.35	$ 59.42	$ 10.04	$ 9.78	$ 43.51	$ 31.21
Cost of investments	$ 986,367	$ 14,078,346	$ 1,644,874	$ 1,824,752	$ 804,346	$ 4,314,797

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio
Assets
Investments, at fair value	$ 3,795,652	$ 1,606,650	$ 17,441,857	$ 3,674,724	$ 22,191,825	$ 3,453,551

Dividends receivable	—	—	—	—	—	—
Total assets	3,795,652	1,606,650	17,441,857	3,674,724	22,191,825	3,453,551

Liabilities	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—
Net assets	$ 3,795,652	$ 1,606,650	$ 17,441,857	$ 3,674,724	$ 22,191,825	$ 3,453,551

Accumulation units outstanding	13,053	81,730	437,443	121,646	452,987	139,593
Unit value of accumulation units	$ 290.79	$ 19.66	$ 39.87	$ 30.21	$ 48.99	$ 24.74
Shares owned in each portfolio	62,500	94,788	1,134,799	301,207	962,769	296,952
Market value per share	$ 60.73	$ 16.95	$ 15.37	$ 12.20	$ 23.05	$ 11.63
Cost of investments	$ 3,656,006	$ 1,411,009	$ 16,236,430	$ 3,481,487	$ 18,116,337	$ 3,446,654

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Assets and Liabilities
Years Ended December 31, 2025

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$ 18,297,404

Dividends receivable	—
Total assets	18,297,404

Liabilities	—
Total liabilities	—
Net assets	$ 18,297,404

Accumulation units outstanding	325,866
Unit value of accumulation units	$ 56.15
Shares owned in each portfolio	660,080
Market value per share	$ 27.72
Cost of investments	$ 13,946,201

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Calvert Variable Series, Inc.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	BNY Mellon Variable Investment Fund – Service Class Shares	DWS Variable Series I – Class A Shares	DWS Variable Series I – Class A Shares
	VP SRI Mid Cap Portfolio	Sustainable U.S. Equity Portfolio	Opportunistic Small Cap Portfolio	DWS Core Equity VIP	DWS CROCI International VIP
Investment income:
Dividend Income	$ 531	$ 99	$ 6,667	$ 33,720	$ 80,479
Total investment income	531	99	6,667	33,720	80,479
Expenses:
Mortality and expense risk charges	1,820	1,633	16,113	48,225	32,592
Administration charges	324	340	2,899	8,431	5,938
Total expenses	2,143	1,973	19,012	56,657	38,530
Net investment income (loss)	(1,613)	(1,875)	(12,345)	(22,937)	41,949

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(5,197)	4,102	972	105,408	129,076
Capital gains distributions	8,481	14,164	—	435,419	—
Net realized gain (loss) on investment transactions	3,283	18,266	972	540,827	129,076

Net Unrealized appreciation (depreciation) on investments
Beginning of period	(2,727)	37,347	(14,313)	911,006	126,541
End of period	(4,172)	44,346	131,865	1,001,263	1,020,761
Change in net unrealized appreciation (depreciation) of investments	(1,446)	7,000	146,178	90,258	894,220

Net increase (decrease) in net assets from operations	$ 225	$ 23,392	$ 134,805	$ 608,148	$ 1,065,245

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	DWS Variable Series I – Class A Shares	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares	DWS Variable Series II – Class A Shares
	DWS Global Small Cap VIP	DWS CROCI U.S. VIP	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP
Investment income:
Dividend Income	$ 30,527	$ 104,999	$ 219,336	$ 149,810	$ —
Total investment income	30,527	104,999	219,336	149,810	—
Expenses:
Mortality and expense risk charges	27,398	85,947	63,082	23,442	2,555
Administration charges	5,049	15,577	11,297	4,317	432
Total expenses	32,446	101,524	74,379	27,759	2,988
Net investment income (loss)	(1,920)	3,475	144,957	122,051	(2,988)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(24,220)	183,522	—	(42,443)	(7,521)
Capital gains distributions	150,614	680,811	—	—	16,225
Net realized gain (loss) on investment transactions	126,394	864,333	—	(42,443)	8,704

Net Unrealized appreciation (depreciation) on investments
Beginning of period	65,594	1,971,912	—	(49,834)	(3,003)
End of period	394,103	2,289,076	—	24,657	4,578
Change in net unrealized appreciation (depreciation) of investments	328,510	317,164	—	74,491	7,581

Net increase (decrease) in net assets from operations	$ 452,984	$ 1,184,973	$ 144,957	$ 154,099	$ 13,297

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity Variable Insurance Products ("VIP") Funds – Service Class	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio
Investment income:
Dividend Income	$ 24,752	$ 109,096	$ 21,530	$ 2,507	$ 7,434
Total investment income	24,752	109,096	21,530	2,507	7,434
Expenses:
Mortality and expense risk charges	130,915	111,021	65,312	1,856	2,619
Administration charges	24,256	20,630	12,135	320	529
Total expenses	155,170	131,651	77,448	2,176	3,149
Net investment income (loss)	(130,418)	(22,555)	(55,917)	331	4,285

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	498,783	3,337,917	70,450	16,355	1,318
Capital gains distributions	1,579,301	64,711	692,044	2,621	10,157
Net realized gain (loss) on investment transactions	2,078,084	3,402,628	762,494	18,976	11,475

Net Unrealized appreciation (depreciation) on investments
Beginning of period	1,100,574	6,859,158	251,092	7,662	5,036
End of period	714,316	5,046,258	129,750	3,680	15,200
Change in net unrealized appreciation (depreciation) of investments	(386,257)	(1,812,900)	(121,343)	(3,982)	10,164

Net increase (decrease) in net assets from operations	$ 1,561,408	$ 1,567,173	$ 585,234	$ 15,325	$ 25,924

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP Freedom Funds – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio
Investment income:
Dividend Income	$ 26,240	$ 37,935	$ 21,804	$ 4,786	$ 10,934
Total investment income	26,240	37,935	21,804	4,786	10,934
Expenses:
Mortality and expense risk charges	11,741	17,588	10,797	1,587	3,352
Administration charges	2,139	3,189	2,019	305	611
Total expenses	13,879	20,777	12,816	1,892	3,963
Net investment income (loss)	12,360	17,158	8,988	2,894	6,971

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(5,257)	12,754	2,242	81	(180)
Capital gains distributions	57,865	55,973	45,396	53	—
Net realized gain (loss) on investment transactions	52,608	68,727	47,637	134	(180)

Net Unrealized appreciation (depreciation) on investments
Beginning of period	12,344	72,580	50,885	(6,451)	(14,730)
End of period	64,701	177,802	123,301	2,188	1,048
Change in net unrealized appreciation (depreciation) of investments	52,358	105,223	72,416	8,639	15,778

Net increase (decrease) in net assets from operations	$ 117,325	$ 191,107	$ 129,042	$ 11,667	$ 22,569

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Franklin Templeton Variable Insurance Products Trust – Class 2	Franklin Templeton Variable Insurance Products Trust – Class 2
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund
Investment income:
Dividend Income	$ 27,763	$ 26,161	$ 4,913	$ 7,455	$ —
Total investment income	27,763	26,161	4,913	7,455	—
Expenses:
Mortality and expense risk charges	12,827	15,271	4,308	14,057	24,894
Administration charges	2,474	3,005	752	2,770	4,577
Total expenses	15,301	18,276	5,060	16,827	29,471
Net investment income (loss)	12,462	7,885	(148)	(9,372)	(29,471)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	17,078	19,774	4,333	47,630	(29,910)
Capital gains distributions	—	14,245	6,875	23,265	130,063
Net realized gain (loss) on investment transactions	17,078	34,020	11,208	70,895	100,153

Net Unrealized appreciation (depreciation) on investments
Beginning of period	(31,453)	101,993	55,006	27,517	(23,528)
End of period	89,424	279,125	105,607	479,455	(62,541)
Change in net unrealized appreciation (depreciation) of investments	120,876	177,132	50,600	451,938	(39,013)

Net increase (decrease) in net assets from operations	$ 150,416	$ 219,036	$ 61,661	$ 513,461	$ 31,670

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Franklin Templeton Variable Insurance Products Trust – Class 2	Goldman Sachs Variable Insurance Trust – Institutional Class	Goldman Sachs Variable Insurance Trust – Institutional Class	Goldman Sachs Variable Insurance Trust – Institutional Class	Janus Henderson
	Small Cap Value VIP Fund	Strategic Growth Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	VIT Balanced Portfolio (Service Shares)
Investment income:
Dividend Income	$ 19,605	$ —	$ 36,811	$ 4,101	$ 81,712
Total investment income	19,605	—	36,811	4,101	81,712
Expenses:
Mortality and expense risk charges	19,116	63,330	34,644	5,708	53,327
Administration charges	3,561	11,815	6,340	1,100	9,608
Total expenses	22,677	75,145	40,984	6,809	62,935
Net investment income (loss)	(3,072)	(75,145)	(4,174)	(2,707)	18,777

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(10,528)	334,595	46,580	12,650	139,626
Capital gains distributions	152,905	926,008	333,741	46,674	149,330
Net realized gain (loss) on investment transactions	142,376	1,260,603	380,321	59,324	288,955

Net Unrealized appreciation (depreciation) on investments
Beginning of period	151,285	1,300,340	172,563	48,581	1,111,228
End of period	125,616	986,779	35,241	73,244	1,406,122
Change in net unrealized appreciation (depreciation) of investments	(25,669)	(313,561)	(137,323)	24,663	294,894

Net increase (decrease) in net assets from operations	$ 113,635	$ 871,897	$ 238,825	$ 81,279	$ 602,627

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Janus Henderson	Janus Henderson	PIMCO Variable Insurance Trust – Administrative Class Shares	PIMCO Variable Insurance Trust – Administrative Class Shares	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account II
Investment income:
Dividend Income	$ 499	$ 12,940	$ 54,891	$ 70,320	$ 3,774
Total investment income	499	12,940	54,891	70,320	3,774
Expenses:
Mortality and expense risk charges	11,106	195,281	17,199	19,789	13,822
Administration charges	2,093	35,623	3,146	3,567	2,331
Total expenses	13,198	230,904	20,346	23,355	16,154
Net investment income (loss)	(12,700)	(217,964)	34,545	46,965	(12,380)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	10,758	794,268	(19,377)	(15,452)	81,554
Capital gains distributions	88,874	2,135,504	—	—	87,695
Net realized gain (loss) on investment transactions	99,632	2,929,772	(19,377)	(15,452)	169,250

Net Unrealized appreciation (depreciation) on investments
Beginning of period	124,782	4,803,320	(113,448)	(85,475)	381,901
End of period	99,826	4,816,788	(88,840)	(43,887)	355,660
Change in net unrealized appreciation (depreciation) of investments	(24,956)	13,468	24,608	41,588	(26,241)

Net increase (decrease) in net assets from operations	$ 61,975	$ 2,725,276	$ 39,776	$ 73,101	$ 130,629

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio
Investment income:
Dividend Income	$ 80,153	$ 3,101	$ 1,328	$ 400,440	$ 97,137
Total investment income	80,153	3,101	1,328	400,440	97,137
Expenses:
Mortality and expense risk charges	54,348	39,641	15,063	199,850	38,028
Administration charges	9,989	7,768	2,956	37,242	7,133
Total expenses	64,336	47,408	18,020	237,092	45,161
Net investment income (loss)	15,816	(44,307)	(16,692)	163,347	51,977

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	190,758	35,024	5,597	167,159	7,811
Capital gains distributions	476,028	487,403	78,511	1,381,345	84,805
Net realized gain (loss) on investment transactions	666,786	522,427	84,108	1,548,503	92,616

Net Unrealized appreciation (depreciation) on investments
Beginning of period	833,012	606,519	70,047	775,343	(2,765)
End of period	786,744	139,647	195,641	1,205,427	193,237
Change in net unrealized appreciation (depreciation) of investments	(46,268)	(466,872)	125,594	430,084	196,002

Net increase (decrease) in net assets from operations	$ 636,334	$ 11,248	$ 193,010	$ 2,141,935	$ 340,594

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Operations
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income:
Dividend Income	$ 328,838	$ 115,298	$ 205,214
Total investment income	328,838	115,298	205,214
Expenses:
Mortality and expense risk charges	234,296	37,196	187,802
Administration charges	43,330	6,922	34,684
Total expenses	277,625	44,118	222,487
Net investment income (loss)	51,213	71,180	(17,273)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	561,696	20,606	610,257
Capital gains distributions	1,546,212	—	1,316,839
Net realized gain (loss) on investment transactions	2,107,907	20,606	1,927,096

Net Unrealized appreciation (depreciation) on investments
Beginning of period	3,408,981	(174,534)	3,786,362
End of period	4,075,488	6,898	4,351,203
Change in net unrealized appreciation (depreciation) of investments	666,507	181,432	564,842

Net increase (decrease) in net assets from operations	$ 2,825,627	$ 273,218	$ 2,474,665

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Calvert Variable Series, Inc.		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	VP SRI Mid Cap Portfolio		Sustainable U.S. Equity Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(1,613)	(2,243)	(1,875)	(1,236)
Net realized gain (loss) from investment transactions	3,283	155	18,266	6,915
Change in net unrealized appreciation (depreciation) of investments	(1,446)	17,606	7,000	26,445
Net increase (decrease) in net assets from operations	225	15,518	23,392	32,124

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	600	600	4,297	560
Transfers for contract benefits and terminations	(44,669)	(8,742)	(11,366)	(14,419)
Contract maintenance charges	(25)	(25)	(35)	(49)
Transfers between subaccounts (including fixed account), net	214	16	2,820	1,031
Increase (decrease) in net assets from contract transactions	(43,880)	(8,151)	(4,285)	(12,877)
Total increase (decrease) in net assets	(43,655)	7,367	19,107	19,247

Net assets
Beginning of period	185,305	177,938	164,420	145,173
End of period	141,650	185,305	183,527	164,420

Analysis of increase (decrease) in units outstanding
Units issued	19	19	137	83
Units redeemed	(1,451)	(278)	(243)	(476)
Increase (decrease) in units outstanding	(1,432)	(259)	(106)	(393)
Beginning units	5,963	6,222	4,495	4,888
Ending units	4,531	5,963	4,389	4,495

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	BNY Mellon Variable Investment Fund – Service Class Shares		DWS Variable Series I – Class A Shares
	Opportunistic Small Cap Portfolio		DWS Core Equity VIP
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(12,345)	(12,517)	(22,937)	(21,681)
Net realized gain (loss) from investment transactions	972	(12,248)	540,827	276,141
Change in net unrealized appreciation (depreciation) of investments	146,178	70,241	90,258	469,047
Net increase (decrease) in net assets from operations	134,805	45,476	608,148	723,507

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	4,450	8,081	7,124	7,164
Transfers for contract benefits and terminations	(117,761)	(116,649)	(537,993)	(379,999)
Contract maintenance charges	(301)	(379)	(739)	(849)
Transfers between subaccounts (including fixed account), net	(11,531)	23,684	7,374	(3,969)
Increase (decrease) in net assets from contract transactions	(125,143)	(85,263)	(524,234)	(377,653)
Total increase (decrease) in net assets	9,662	(39,787)	83,914	345,854

Net assets
Beginning of period	1,500,228	1,540,015	4,414,347	4,068,493
End of period	1,509,891	1,500,228	4,498,261	4,414,347

Analysis of increase (decrease) in units outstanding
Units issued	2,133	2,079	928	4,360
Units redeemed	(7,055)	(5,714)	(12,973)	(13,738)
Increase (decrease) in units outstanding	(4,922)	(3,635)	(12,045)	(9,378)
Beginning units	63,353	66,988	103,558	112,936
Ending units	58,430	63,353	91,513	103,558

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	DWS Variable Series I – Class A Shares		DWS Variable Series I – Class A Shares
	DWS CROCI International VIP		DWS Global Small Cap VIP
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	41,949	55,625	(1,920)	2,058
Net realized gain (loss) from investment transactions	129,076	121,731	126,394	53,958
Change in net unrealized appreciation (depreciation) of investments	894,220	(136,620)	328,510	55,420
Net increase (decrease) in net assets from operations	1,065,245	40,736	452,984	111,436

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	13,331	26,008	10,444	16,486
Transfers for contract benefits and terminations	(303,486)	(362,576)	(186,445)	(318,736)
Contract maintenance charges	(967)	(940)	(695)	(793)
Transfers between subaccounts (including fixed account), net	(222,414)	144,504	4,059	16,975
Increase (decrease) in net assets from contract transactions	(513,537)	(193,004)	(172,636)	(286,068)
Total increase (decrease) in net assets	551,708	(152,268)	280,348	(174,632)

Net assets
Beginning of period	2,683,053	2,835,321	2,474,106	2,648,738
End of period	3,234,761	2,683,053	2,754,454	2,474,106

Analysis of increase (decrease) in units outstanding
Units issued	7,072	91,856	2,455	2,764
Units redeemed	(55,265)	(112,773)	(7,802)	(12,464)
Increase (decrease) in units outstanding	(48,193)	(20,917)	(5,347)	(9,700)
Beginning units	307,296	328,213	83,057	92,757
Ending units	259,103	307,296	77,710	83,057

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	DWS Variable Series II – Class A Shares		DWS Variable Series II – Class A Shares
	DWS CROCI U.S. VIP		DWS Government Money Market VIP
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	3,475	13,390	144,957	202,077
Net realized gain (loss) from investment transactions	864,333	187,407	—	—
Change in net unrealized appreciation (depreciation) of investments	317,164	989,999	—	—
Net increase (decrease) in net assets from operations	1,184,973	1,190,796	144,957	202,077

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	37,043	56,854	25,204	49,255
Transfers for contract benefits and terminations	(734,457)	(1,078,290)	(669,119)	(690,313)
Contract maintenance charges	(2,175)	(2,450)	(1,561)	(1,729)
Transfers between subaccounts (including fixed account), net	65,932	(89,707)	408,131	233,842
Increase (decrease) in net assets from contract transactions	(633,658)	(1,113,593)	(237,346)	(408,945)
Total increase (decrease) in net assets	551,315	77,203	(92,389)	(206,868)

Net assets
Beginning of period	7,899,339	7,822,136	5,691,276	5,898,144
End of period	8,450,653	7,899,339	5,598,888	5,691,276

Analysis of increase (decrease) in units outstanding
Units issued	5,538	4,196	70,643	38,556
Units redeemed	(18,086)	(29,164)	(90,005)	(75,930)
Increase (decrease) in units outstanding	(12,548)	(24,968)	(19,362)	(37,374)
Beginning units	166,295	191,263	519,906	557,280
Ending units	153,747	166,295	500,544	519,906

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	DWS Variable Series II – Class A Shares		DWS Variable Series II – Class A Shares
	DWS High Income VIP		DWS Small Mid Cap Growth VIP
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	122,051	108,026	(2,988)	(3,631)
Net realized gain (loss) from investment transactions	(42,443)	(57,532)	8,704	1,867
Change in net unrealized appreciation (depreciation) of investments	74,491	76,537	7,581	14,362
Net increase (decrease) in net assets from operations	154,099	127,031	13,297	12,598

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	8,870	17,120	764	772
Transfers for contract benefits and terminations	(332,783)	(394,159)	(33,117)	(16,485)
Contract maintenance charges	(470)	(543)	(78)	(87)
Transfers between subaccounts (including fixed account), net	31,343	61,107	5,289	(32,969)
Increase (decrease) in net assets from contract transactions	(293,040)	(316,475)	(27,142)	(48,769)
Total increase (decrease) in net assets	(138,941)	(189,444)	(13,844)	(36,171)

Net assets
Beginning of period	2,256,751	2,446,195	232,820	268,991
End of period	2,117,809	2,256,751	218,976	232,820

Analysis of increase (decrease) in units outstanding
Units issued	2,527	3,165	747	627
Units redeemed	(12,827)	(14,965)	(3,242)	(4,585)
Increase (decrease) in units outstanding	(10,300)	(11,800)	(2,495)	(3,958)
Beginning units	81,585	93,385	21,138	25,096
Ending units	71,286	81,585	18,643	21,138

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity Variable Insurance Products ("VIP") Funds – Service Class		Fidelity Variable Insurance Products ("VIP") Funds – Service Class
	VIP Growth Portfolio		VIP Index 500 Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(130,418)	(149,040)	(22,555)	(16,289)
Net realized gain (loss) from investment transactions	2,078,084	3,242,891	3,402,628	1,220,395
Change in net unrealized appreciation (depreciation) of investments	(386,257)	(256,609)	(1,812,900)	1,486,617
Net increase (decrease) in net assets from operations	1,561,408	2,837,242	1,567,173	2,690,723

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	41,404	33,558	32,550	47,143
Transfers for contract benefits and terminations	(1,114,806)	(1,413,520)	(5,006,729)	(1,192,560)
Contract maintenance charges	(2,226)	(2,439)	(2,097)	(2,341)
Transfers between subaccounts (including fixed account), net	597,925	(230,851)	(306,046)	68,632
Increase (decrease) in net assets from contract transactions	(477,703)	(1,613,252)	(5,282,321)	(1,079,126)
Total increase (decrease) in net assets	1,083,705	1,223,990	(3,715,148)	1,611,597

Net assets
Beginning of period	11,644,323	10,420,333	13,733,955	12,122,358
End of period	12,728,028	11,644,323	10,018,807	13,733,955

Analysis of increase (decrease) in units outstanding
Units issued	12,843	2,277	3,182	9,639
Units redeemed	(20,176)	(31,373)	(103,065)	(32,652)
Increase (decrease) in units outstanding	(7,333)	(29,096)	(99,883)	(23,013)
Beginning units	192,686	221,782	264,539	287,552
Ending units	185,353	192,686	164,657	264,539

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity Variable Insurance Products ("VIP") Funds – Service Class		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Mid Cap Portfolio		VIP Freedom 2010 Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(55,917)	(51,474)	331	4,183
Net realized gain (loss) from investment transactions	762,494	979,792	18,976	3,605
Change in net unrealized appreciation (depreciation) of investments	(121,343)	(10,604)	(3,982)	184
Net increase (decrease) in net assets from operations	585,234	917,714	15,325	7,972

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	99,231	24,908	—	—
Transfers for contract benefits and terminations	(737,645)	(640,293)	(155,963)	(13,089)
Contract maintenance charges	(1,102)	(1,334)	(30)	(30)
Transfers between subaccounts (including fixed account), net	13,950	(25,315)	(844)	(2)
Increase (decrease) in net assets from contract transactions	(625,566)	(642,034)	(156,837)	(13,121)
Total increase (decrease) in net assets	(40,332)	275,680	(141,512)	(5,149)

Net assets
Beginning of period	6,255,209	5,979,529	209,615	214,764
End of period	6,214,877	6,255,209	68,103	209,615

Analysis of increase (decrease) in units outstanding
Units issued	4,698	1,489	—	—
Units redeemed	(13,347)	(10,790)	(8,161)	(722)
Increase (decrease) in units outstanding	(8,650)	(9,302)	(8,161)	(722)
Beginning units	87,877	97,179	11,587	12,309
Ending units	79,228	87,877	3,426	11,587

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	4,285	4,668	12,360	14,723
Net realized gain (loss) from investment transactions	11,475	7,841	52,608	31,021
Change in net unrealized appreciation (depreciation) of investments	10,164	(585)	52,358	16,103
Net increase (decrease) in net assets from operations	25,924	11,924	117,325	61,847

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	—	—	125	3,400
Transfers for contract benefits and terminations	(5,755)	1	(102,187)	(47,820)
Contract maintenance charges	(27)	(26)	(105)	(104)
Transfers between subaccounts (including fixed account), net	1,198	1,206	588	1,462
Increase (decrease) in net assets from contract transactions	(4,583)	1,181	(101,578)	(43,062)
Total increase (decrease) in net assets	21,340	13,105	15,747	18,785

Net assets
Beginning of period	253,863	240,758	1,046,075	1,027,290
End of period	275,204	253,863	1,061,822	1,046,075

Analysis of increase (decrease) in units outstanding
Units issued	58	62	4,356	174
Units redeemed	(276)	(1)	(8,725)	(2,176)
Increase (decrease) in units outstanding	(218)	61	(4,369)	(2,002)
Beginning units	12,646	12,585	49,797	51,799
Ending units	12,428	12,646	45,427	49,797

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares		Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	17,158	14,638	8,988	5,572
Net realized gain (loss) from investment transactions	68,727	29,447	47,637	96,605
Change in net unrealized appreciation (depreciation) of investments	105,223	61,441	72,416	12,332
Net increase (decrease) in net assets from operations	191,107	105,526	129,042	114,509

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	6,000	6,279	2,400	19,026
Transfers for contract benefits and terminations	(15,677)	(125,809)	(133,112)	(133,486)
Contract maintenance charges	(108)	(130)	(158)	(292)
Transfers between subaccounts (including fixed account), net	(11,500)	7,803	(15,256)	(313,527)
Increase (decrease) in net assets from contract transactions	(21,285)	(111,857)	(146,125)	(428,279)
Total increase (decrease) in net assets	169,823	(6,331)	(17,083)	(313,770)

Net assets
Beginning of period	1,510,414	1,516,745	1,066,707	1,380,477
End of period	1,680,237	1,510,414	1,049,624	1,066,707

Analysis of increase (decrease) in units outstanding
Units issued	510	617	569	2,141
Units redeemed	(1,380)	(5,513)	(6,417)	(19,077)
Increase (decrease) in units outstanding	(870)	(4,896)	(5,847)	(16,936)
Beginning units	65,737	70,633	43,650	60,586
Ending units	64,867	65,737	37,803	43,650

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP Freedom Funds – Service Class 2 Shares		Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	2,894	3,241	6,971	6,501
Net realized gain (loss) from investment transactions	134	(986)	(180)	(282)
Change in net unrealized appreciation (depreciation) of investments	8,639	1,802	15,778	5,174
Net increase (decrease) in net assets from operations	11,667	4,057	22,569	11,392

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,200	6,800	—	—
Transfers for contract benefits and terminations	(1,823)	(5,943)	(124)	(1,750)
Contract maintenance charges	(78)	(78)	(7)	(7)
Transfers between subaccounts (including fixed account), net	(675)	2,412	(687)	2,198
Increase (decrease) in net assets from contract transactions	(1,376)	3,191	(818)	441
Total increase (decrease) in net assets	10,290	7,248	21,751	11,833

Net assets
Beginning of period	146,989	139,741	296,032	284,199
End of period	157,279	146,989	317,784	296,032

Analysis of increase (decrease) in units outstanding
Units issued	135	928	57	160
Units redeemed	(227)	(720)	(108)	(138)
Increase (decrease) in units outstanding	(92)	208	(52)	22
Beginning units	10,011	9,803	20,506	20,484
Ending units	9,919	10,011	20,454	20,506

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares		Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	12,462	12,521	7,885	5,499
Net realized gain (loss) from investment transactions	17,078	(4,739)	34,020	5,728
Change in net unrealized appreciation (depreciation) of investments	120,876	77,683	177,132	127,079
Net increase (decrease) in net assets from operations	150,416	85,465	219,036	138,306

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	7,190	2,190	9,342	15,756
Transfers for contract benefits and terminations	(277,010)	(97,176)	(167,742)	(99,804)
Contract maintenance charges	(126)	(141)	(198)	(344)
Transfers between subaccounts (including fixed account), net	16,209	18,405	233	949
Increase (decrease) in net assets from contract transactions	(253,737)	(76,722)	(158,366)	(83,443)
Total increase (decrease) in net assets	(103,321)	8,743	60,670	54,863

Net assets
Beginning of period	1,236,826	1,228,083	1,532,055	1,477,192
End of period	1,133,505	1,236,826	1,592,725	1,532,055

Analysis of increase (decrease) in units outstanding
Units issued	1,988	1,023	383	932
Units redeemed	(13,004)	(4,770)	(6,483)	(4,248)
Increase (decrease) in units outstanding	(11,017)	(3,747)	(6,100)	(3,316)
Beginning units	59,648	63,395	60,886	64,202
Ending units	48,631	59,648	54,786	60,886

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares		Franklin Templeton Variable Insurance Products Trust – Class 2
	VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(148)	(418)	(9,372)	32,856
Net realized gain (loss) from investment transactions	11,208	713	70,895	25,562
Change in net unrealized appreciation (depreciation) of investments	50,600	34,896	451,938	17,561
Net increase (decrease) in net assets from operations	61,661	35,191	513,461	75,979

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	—	—	3,929	5,994
Transfers for contract benefits and terminations	(16,697)	—	(44,823)	(92,634)
Contract maintenance charges	(103)	(139)	(542)	(503)
Transfers between subaccounts (including fixed account), net	2,169	2,417	(69,590)	15,750
Increase (decrease) in net assets from contract transactions	(14,632)	2,278	(111,026)	(71,393)
Total increase (decrease) in net assets	47,030	37,469	402,434	4,586

Net assets
Beginning of period	360,822	323,353	1,195,568	1,190,982
End of period	407,852	360,822	1,598,002	1,195,568

Analysis of increase (decrease) in units outstanding
Units issued	80	88	546	1,370
Units redeemed	(594)	(4)	(4,427)	(4,469)
Increase (decrease) in units outstanding	(513)	84	(3,881)	(3,099)
Beginning units	12,937	12,853	51,128	54,227
Ending units	12,424	12,937	47,247	51,128

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Franklin Templeton Variable Insurance Products Trust – Class 2		Franklin Templeton Variable Insurance Products Trust – Class 2
	Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(29,471)	(30,972)	(3,072)	(6,892)
Net realized gain (loss) from investment transactions	100,153	(104,176)	142,376	(4,066)
Change in net unrealized appreciation (depreciation) of investments	(39,013)	355,207	(25,669)	210,844
Net increase (decrease) in net assets from operations	31,670	220,059	113,635	199,886

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	7,263	9,203	2,077	8,048
Transfers for contract benefits and terminations	(179,869)	(382,075)	(158,727)	(317,665)
Contract maintenance charges	(403)	(479)	(366)	(428)
Transfers between subaccounts (including fixed account), net	40,680	(1,189)	11,707	80,700
Increase (decrease) in net assets from contract transactions	(132,329)	(374,540)	(145,309)	(229,345)
Total increase (decrease) in net assets	(100,660)	(154,481)	(31,674)	(29,459)

Net assets
Beginning of period	2,309,330	2,463,811	1,864,819	1,894,278
End of period	2,208,670	2,309,330	1,833,145	1,864,819

Analysis of increase (decrease) in units outstanding
Units issued	2,034	1,465	1,643	40,860
Units redeemed	(5,369)	(11,534)	(5,283)	(46,671)
Increase (decrease) in units outstanding	(3,335)	(10,069)	(3,640)	(5,811)
Beginning units	59,457	69,526	48,218	54,029
Ending units	56,122	59,457	44,578	48,218

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Goldman Sachs Variable Insurance Trust – Institutional Class		Goldman Sachs Variable Insurance Trust – Institutional Class
	Strategic Growth Fund		Mid Cap Value Fund
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(75,145)	(74,115)	(4,174)	(10,649)
Net realized gain (loss) from investment transactions	1,260,603	755,491	380,321	237,025
Change in net unrealized appreciation (depreciation) of investments	(313,561)	867,223	(137,323)	127,208
Net increase (decrease) in net assets from operations	871,897	1,548,599	238,825	353,584

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	14,099	27,974	9,391	18,595
Transfers for contract benefits and terminations	(440,268)	(703,364)	(421,034)	(396,930)
Contract maintenance charges	(1,641)	(1,738)	(933)	(1,070)
Transfers between subaccounts (including fixed account), net	(364,685)	(168,832)	18,625	(13,590)
Increase (decrease) in net assets from contract transactions	(792,495)	(845,960)	(393,950)	(392,995)
Total increase (decrease) in net assets	79,402	702,639	(155,125)	(39,411)

Net assets
Beginning of period	6,144,751	5,442,112	3,329,515	3,368,926
End of period	6,224,153	6,144,751	3,174,390	3,329,515

Analysis of increase (decrease) in units outstanding
Units issued	2,135	985	3,095	917
Units redeemed	(16,405)	(18,144)	(9,349)	(7,390)
Increase (decrease) in units outstanding	(14,270)	(17,159)	(6,254)	(6,473)
Beginning units	108,952	126,111	53,416	59,889
Ending units	94,682	108,952	47,162	53,416

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Goldman Sachs Variable Insurance Trust – Institutional Class		Janus Henderson
	Small Cap Equity Insights Fund		VIT Balanced Portfolio (Service Shares)
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(2,707)	(1,942)	18,777	19,347
Net realized gain (loss) from investment transactions	59,324	41,251	288,955	270,122
Change in net unrealized appreciation (depreciation) of investments	24,663	55,855	294,894	306,297
Net increase (decrease) in net assets from operations	81,279	95,164	602,627	595,766

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,143	2,121	8,833	11,004
Transfers for contract benefits and terminations	(57,384)	(129,410)	(327,378)	(513,616)
Contract maintenance charges	(219)	(241)	(509)	(507)
Transfers between subaccounts (including fixed account), net	5,782	4,403	(1,061)	84,301
Increase (decrease) in net assets from contract transactions	(50,679)	(123,127)	(320,115)	(418,818)
Total increase (decrease) in net assets	30,599	(27,963)	282,512	176,948

Net assets
Beginning of period	571,427	599,390	4,668,931	4,491,983
End of period	602,026	571,427	4,951,443	4,668,931

Analysis of increase (decrease) in units outstanding
Units issued	484	498	1,752	22,787
Units redeemed	(1,482)	(3,317)	(8,915)	(33,165)
Increase (decrease) in units outstanding	(998)	(2,819)	(7,163)	(10,378)
Beginning units	12,110	14,929	113,917	124,295
Ending units	11,112	12,110	106,755	113,917

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Janus Henderson		Janus Henderson
	VIT Enterprise Portfolio (Service Shares)		VIT Forty Portfolio (Institutional Shares)
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(12,700)	(6,543)	(217,964)	(211,653)
Net realized gain (loss) from investment transactions	99,632	76,450	2,929,772	2,032,912
Change in net unrealized appreciation (depreciation) of investments	(24,956)	63,884	13,468	2,324,975
Net increase (decrease) in net assets from operations	61,975	133,791	2,725,276	4,146,234

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,660	3,450	41,017	50,433
Transfers for contract benefits and terminations	(28,330)	(78,392)	(1,594,901)	(1,860,184)
Contract maintenance charges	(285)	(314)	(3,323)	(3,706)
Transfers between subaccounts (including fixed account), net	4,520	(3,390)	(305,036)	(588,772)
Increase (decrease) in net assets from contract transactions	(22,435)	(78,646)	(1,862,243)	(2,402,229)
Total increase (decrease) in net assets	39,540	55,145	863,034	1,744,005

Net assets
Beginning of period	1,046,652	991,507	18,032,101	16,288,096
End of period	1,086,193	1,046,652	18,895,135	18,032,101

Analysis of increase (decrease) in units outstanding
Units issued	323	248	4,551	4,989
Units redeemed	(707)	(1,715)	(41,916)	(57,905)
Increase (decrease) in units outstanding	(383)	(1,467)	(37,365)	(52,916)
Beginning units	18,453	19,920	366,565	419,481
Ending units	18,069	18,453	329,200	366,565
Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	PIMCO Variable Insurance Trust – Administrative Class Shares		PIMCO Variable Insurance Trust – Administrative Class Shares
	VIT International Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	34,545	38,220	46,965	50,156
Net realized gain (loss) from investment transactions	(19,377)	191	(15,452)	(22,119)
Change in net unrealized appreciation (depreciation) of investments	24,608	27,475	41,588	29,774
Net increase (decrease) in net assets from operations	39,776	65,886	73,101	57,811

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	7,161	17,754	8,109	21,166
Transfers for contract benefits and terminations	(189,212)	(216,087)	(231,312)	(258,340)
Contract maintenance charges	(411)	(470)	(559)	(623)
Transfers between subaccounts (including fixed account), net	39,803	64,843	54,369	123,543
Increase (decrease) in net assets from contract transactions	(142,660)	(133,960)	(169,393)	(114,254)
Total increase (decrease) in net assets	(102,883)	(68,074)	(96,292)	(56,443)

Net assets
Beginning of period	1,658,918	1,726,992	1,877,157	1,933,600
End of period	1,556,035	1,658,918	1,780,865	1,877,157

Analysis of increase (decrease) in units outstanding
Units issued	3,014	3,762	7,148	11,045
Units redeemed	(9,254)	(9,949)	(18,248)	(18,605)
Increase (decrease) in units outstanding	(6,241)	(6,187)	(11,100)	(7,560)
Beginning units	73,885	80,072	123,985	131,545
Ending units	67,645	73,885	112,885	123,985

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
	Capital Appreciation Account II		Equity Income Account II
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(12,380)	(9,053)	15,816	29,215
Net realized gain (loss) from investment transactions	169,250	76,851	666,786	281,563
Change in net unrealized appreciation (depreciation) of investments	(26,241)	168,993	(46,268)	323,852
Net increase (decrease) in net assets from operations	130,629	236,791	636,334	634,630

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,208	2,188	94,054	16,974
Transfers for contract benefits and terminations	(156,172)	(69,994)	(525,257)	(439,480)
Contract maintenance charges	(177)	(196)	(897)	(1,042)
Transfers between subaccounts (including fixed account), net	(5,077)	296	851	(58,813)
Increase (decrease) in net assets from contract transactions	(159,218)	(67,706)	(431,248)	(482,361)
Total increase (decrease) in net assets	(28,589)	169,085	205,086	152,269

Net assets
Beginning of period	1,188,596	1,019,511	4,896,454	4,744,185
End of period	1,160,007	1,188,596	5,101,540	4,896,454

Analysis of increase (decrease) in units outstanding
Units issued	2,243	148	4,483	711
Units redeemed	(4,711)	(1,333)	(12,369)	(10,346)
Increase (decrease) in units outstanding	(2,468)	(1,185)	(7,886)	(9,635)
Beginning units	19,651	20,836	93,892	103,527
Ending units	17,183	19,651	86,007	93,892

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
	MidCap Account II		SmallCap Account II
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(44,307)	(45,250)	(16,692)	(15,681)
Net realized gain (loss) from investment transactions	522,427	440,250	84,108	30,302
Change in net unrealized appreciation (depreciation) of investments	(466,872)	252,003	125,594	59,996
Net increase (decrease) in net assets from operations	11,248	647,002	193,010	74,617

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	3,820	7,569	3,723	4,933
Transfers for contract benefits and terminations	(150,261)	(479,369)	(44,954)	(28,607)
Contract maintenance charges	(836)	(912)	(177)	(188)
Transfers between subaccounts (including fixed account), net	92,280	(47,746)	2,403	10,674
Increase (decrease) in net assets from contract transactions	(54,997)	(520,458)	(39,005)	(13,188)
Total increase (decrease) in net assets	(43,749)	126,545	154,005	61,429

Net assets
Beginning of period	3,839,401	3,712,856	1,452,645	1,391,216
End of period	3,795,652	3,839,401	1,606,650	1,452,645

Analysis of increase (decrease) in units outstanding
Units issued	451	115	2,497	1,214
Units redeemed	(647)	(2,079)	(4,556)	(1,978)
Increase (decrease) in units outstanding	(197)	(1,964)	(2,059)	(764)
Beginning units	13,251	15,215	83,788	84,552
Ending units	13,054	13,251	81,730	83,788

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	163,347	103,975	51,977	37,607
Net realized gain (loss) from investment transactions	1,548,503	(85,949)	92,616	(13,545)
Change in net unrealized appreciation (depreciation) of investments	430,084	2,017,847	196,002	220,428
Net increase (decrease) in net assets from operations	2,141,935	2,035,873	340,594	244,490

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	48,097	254,312	1,320	1,770
Transfers for contract benefits and terminations	(4,141,676)	(2,045,234)	(158,009)	(274,620)
Contract maintenance charges	(3,670)	(4,258)	(584)	(565)
Transfers between subaccounts (including fixed account), net	(350,076)	54,218	25,583	15,634
Increase (decrease) in net assets from contract transactions	(4,447,324)	(1,740,962)	(131,690)	(257,781)
Total increase (decrease) in net assets	(2,305,390)	294,911	208,904	(13,291)

Net assets
Beginning of period	19,747,247	19,452,336	3,465,820	3,479,111
End of period	17,441,857	19,747,247	3,674,724	3,465,820

Analysis of increase (decrease) in units outstanding
Units issued	15,690	21,199	5,913	2,961
Units redeemed	(134,938)	(73,246)	(10,299)	(12,738)
Increase (decrease) in units outstanding	(119,248)	(52,047)	(4,385)	(9,777)
Beginning units	556,690	608,737	126,031	135,808
Ending units	437,442	556,690	121,645	126,031

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios		Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio
	2025	2024	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	51,213	(542)	71,180	62,026
Net realized gain (loss) from investment transactions	2,107,907	451,531	20,606	(137,483)
Change in net unrealized appreciation (depreciation) of investments	666,507	2,207,099	181,432	292,389
Net increase (decrease) in net assets from operations	2,825,627	2,658,088	273,218	216,932

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	141,300	86,344	13,200	13,200
Transfers for contract benefits and terminations	(2,433,573)	(1,360,970)	(904,821)	(556,916)
Contract maintenance charges	(4,707)	(5,318)	(469)	(591)
Transfers between subaccounts (including fixed account), net	13,588	(155,365)	10,624	(4,496)
Increase (decrease) in net assets from contract transactions	(2,283,391)	(1,435,309)	(881,466)	(548,803)
Total increase (decrease) in net assets	542,236	1,222,779	(608,248)	(331,871)

Net assets
Beginning of period	21,649,589	20,426,810	4,061,800	4,393,671
End of period	22,191,825	21,649,589	3,453,552	4,061,800

Analysis of increase (decrease) in units outstanding
Units issued	8,148	5,288	2,422	29,382
Units redeemed	(58,324)	(41,002)	(41,010)	(53,082)
Increase (decrease) in units outstanding	(50,176)	(35,714)	(38,587)	(23,700)
Beginning units	503,165	538,879	178,180	201,880
Ending units	452,989	503,165	139,593	178,180

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Years Ended December 31, 2025

	Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Strategic Growth Portfolio
	2025	2024
Increase (decrease) in net assets from Operations
Net investment income (loss)	(17,273)	(64,566)
Net realized gain (loss) from investment transactions	1,927,096	432,004
Change in net unrealized appreciation (depreciation) of investments	564,842	1,935,794
Net increase (decrease) in net assets from operations	2,474,665	2,303,232

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	87,487	113,357
Transfers for contract benefits and terminations	(746,166)	(1,481,169)
Contract maintenance charges	(4,670)	(5,532)
Transfers between subaccounts (including fixed account), net	(123,349)	91,091
Increase (decrease) in net assets from contract transactions	(786,699)	(1,282,253)
Total increase (decrease) in net assets	1,687,966	1,020,979

Net assets
Beginning of period	16,609,439	15,588,460
End of period	18,297,404	16,609,439

Analysis of increase (decrease) in units outstanding
Units issued	14,587	6,038
Units redeemed	(28,960)	(34,050)
Increase (decrease) in units outstanding	(14,373)	(28,012)
Beginning units	340,238	368,250
Ending units	325,866	340,238

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

1.	The Company

The Farmers Annuity Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner.  The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd.  FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to the variable annuity contract, are obligations of the Company.

The Account is a funding vehicle for individual variable annuity contracts, which may consist of optional riders for additional insurance benefits.  Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.  Investment transactions are recorded on a trade date basis.  The deposits collected for these contracts are invested, at the direction of the contract holders, in the subaccounts that comprise the Account.  The Account is currently comprised of forty-four subaccounts.  The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Annuity portfolio includes:

Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
DWS Variable Series I – Class A Shares
DWS Core Equity VIP
DWS CROCI International VIP
DWS Global Small Cap VIP
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP
DWS Government Money Market VIP
DWS High Income VIP
DWS Small Mid Cap Growth VIP
Fidelity Variable Insurance Products ("VIP") Funds – Service Class
VIP Growth Portfolio
VIP Index 500 Portfolio
VIP Mid Cap Portfolio
Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

1.	The Company, continued

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2010 Portfolio
VIP Freedom 2015 Portfolio
VIP Freedom 2020 Portfolio
VIP Freedom 2025 Portfolio
VIP Freedom 2030 Portfolio
VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
VIP FundsManager 50% Portfolio
VIP FundsManager 70% Portfolio
VIP FundsManager 85% Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
Small – Mid Cap Growth VIP Fund
Small Cap Value VIP Fund
Goldman Sachs Variable Insurance Trust – Institutional Class
Strategic Growth Fund
Mid Cap Value Fund
Small Cap Equity Insights Fund
Janus Henderson
VIT Balanced Portfolio (Service Shares)
VIT Enterprise Portfolio (Service Shares)
VIT Forty Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)
VIT Low Duration Portfolio
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
Capital Appreciation Account II
Equity Income Account II
MidCap Account II
SmallCap Account II

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

1.	The Company, continued

Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
SAM Conservative Balanced Portfolio
SAM Conservative Growth Portfolio
SAM Flexible Income Portfolio
SAM Strategic Growth Portfolio

The Company owns the assets in the Account, and is obligated to pay all benefits under the contracts the Company issues.  The Company provides insurance and administrative services to the contract holders for a fee.  The Company also maintains a fixed account (“Fixed Account”), to which contract holders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law.  Certain officers of the Account are also officers and directors of the Company.

The Company suspended issuance of new variable annuities effective September 30, 2012.

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Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.  The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values
Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value ("NAV") per share of the respective portfolios at December 31, 2025.  Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Funds less mortality and expense risk charges for the subaccounts.  For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses
Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax
The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”).  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts.  Therefore, no charge is being made currently to the Account for federal income taxes.  The Company will review periodically the status of this contract in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the contracts.

Dividends
Dividend income received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Capital Gain Distributions
Capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

2. Significant Accounting Policies

Fair Value Measurements
The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 ("ASC 820"), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.
•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:
a.	Quoted prices for similar assets or liabilities in active markets
b.	Quoted prices for identical or similar assets or liabilities in non-active markets
c.	Inputs other than quoted market prices that are observable
d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
•
Level 3:  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values
The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs.  The Company determines the fair values of certain financial assets based on quoted market prices.  All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds.  Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.  As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

The remainder of this page is intentionally blank.

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

3. Expenses, Contract Maintenance Charges and Related Party Transactions

Expenses
Mortality and Expense Risk Charge
The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily.  The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur.  It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits.  The charge is assessed daily and is equal, on an annual basis, to 0.95% of the average daily net assets in the subaccounts.

Guaranteed Minimum Death Benefit
The contract holder has the option at issue of electing the guaranteed minimum death benefit rider which provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date.  The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts.

Guaranteed Retirement Income Benefit
A certain number of in-force contracts have a guaranteed retirement income benefit rider which guarantees a minimum lifetime fixed income benefit in certain specified circumstances.  The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts.  As of June 18, 2003, the Account ceased offering the guaranteed retirement income benefit rider.  For contract holders who elected the guaranteed retirement income benefit rider before June 18, 2003, the guaranteed retirement income benefit rider remains in force and the company’s obligations and duties under this rider will not change.

Administration Charge
The Company will deduct a daily asset-based administration charge, at an annual rate of 0.20%, from each subaccount to help reimburse for administrative charges.

Contract Maintenance Charges
Surrender Charge
The Company may deduct a surrender charge if, during the pay-in period, the contract holder fully surrenders the contract or withdraws a portion of its cash value.  A surrender charge of up to 7% of amounts withdrawn may be deducted, if applicable.

Premium Taxes
Various states and other governmental entities charge a premium tax on contracts issued by insurance companies.  Premium tax rates currently range up to 3.5%, depending on the state.  The Company is responsible for paying these taxes.  If applicable, the Company will deduct the cost of such taxes from the contract value either from premium payments as the Company receives them, from contract value upon surrender or partial withdrawal, on the annuity start date, or upon payment of a death benefit.

Portfolio Operating Expenses
The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the contract holders, which currently range up to 2%.

Related Party Transactions
Farmers Financial Solutions, LLC ("FFS"), a wholly-owned subsidiary of Farmers Exchanges, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios' service providers for administrative and other services performed relating to Variable Account operations.

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2025 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$ 9,594	$ 46,606
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$ 19,164	$ 11,159
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$ 49,557	$ 187,045
DWS Variable Series I – Class A Shares
DWS Core Equity VIP	$ 500,973	$ 612,725
DWS CROCI International VIP	$ 143,253	$ 614,841
DWS Global Small Cap VIP	$ 245,409	$ 269,351
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP	$ 1,016,594	$ 965,966
DWS Government Money Market VIP	$ 966,402	$ 1,057,399
DWS High Income VIP	$ 213,258	$ 384,247
DWS Small Mid Cap Growth VIP	$ 23,703	$ 37,607
Fidelity Variable Insurance Products ("VIP") Funds – Service Class
VIP Growth Portfolio	$ 2,387,450	$ 1,416,270
VIP Index 500 Portfolio	$ 327,716	$ 5,567,881
VIP Mid Cap Portfolio	$ 1,021,314	$ 1,010,753
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2010 Portfolio	$ 5,129	$ 159,013
VIP Freedom 2015 Portfolio	$ 18,697	$ 8,838
VIP Freedom 2020 Portfolio	$ 186,225	$ 217,578
VIP Freedom 2025 Portfolio	$ 104,473	$ 52,627
VIP Freedom 2030 Portfolio	$ 80,643	$ 172,385
VIP Freedom Income Portfolio	$ 6,863	$ 5,292
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$ 11,794	$ 5,641
VIP FundsManager 50% Portfolio	$ 68,908	$ 310,184
VIP FundsManager 70% Portfolio	$ 48,308	$ 184,544
VIP FundsManager 85% Portfolio	$ 13,864	$ 21,768
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$ 44,326	$ 141,459
Small – Mid Cap Growth VIP Fund	$ 198,290	$ 230,027
Small Cap Value VIP Fund	$ 226,792	$ 222,268

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

4. Purchases and Sales of Investments

	Purchases	Sales
Goldman Sachs Variable Insurance Trust – Institutional Class
Strategic Growth Fund	$ 1,030,821	$ 972,453
Mid Cap Value Fund	$ 548,551	$ 612,934
Small Cap Equity Insights Fund	$ 70,841	$ 77,554
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$ 302,242	$ 454,250
VIT Enterprise Portfolio (Service Shares)	$ 105,355	$ 51,616
VIT Forty Portfolio (Institutional Shares)	$ 2,332,624	$ 2,277,326
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$ 116,168	$ 224,283
VIT Low Duration Portfolio	$ 171,482	$ 293,910
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$ 224,138	$ 308,041
Equity Income Account II	$ 785,856	$ 725,260
MidCap Account II	$ 608,716	$ 220,617
SmallCap Account II	$ 119,963	$ 97,149
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$ 2,305,843	$ 5,208,476
SAM Conservative Balanced Portfolio	$ 336,520	$ 331,429
SAM Conservative Growth Portfolio	$ 2,195,616	$ 2,881,583
SAM Flexible Income Portfolio	$ 169,758	$ 980,044
SAM Strategic Growth Portfolio	$ 2,273,385	$ 1,760,518

The remainder of this page is intentionally left blank

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc. subaccounts
VP SRI Mid Cap Portfolio	2025	1,402	19	—	1,421	32.59
	2024	1,553	19	(170)	1,402	32.49
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2025	4,238	131	(243)	4,126	41.98
	2024	4,604	75	(441)	4,238	36.71
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2025	25,453	725	(3,465)	22,713	26.95
	2024	26,878	556	(1,982)	25,453	24.63
DWS Variable Series I – Class A Shares subaccounts
DWS Core Equity VIP	2025	44,847	182	(3,874)	41,155	51.76
	2024	49,608	3,556	(8,317)	44,847	44.82
DWS CROCI International VIP	2025	146,226	2,688	(26,025)	122,890	13.00
	2024	157,535	80,493	(91,802)	146,226	9.08
DWS Global Small Cap VIP	2025	39,678	1,212	(3,359)	37,531	36.70
	2024	45,550	1,004	(6,877)	39,678	30.81
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2025	76,185	2,430	(7,357)	71,258	57.29
	2024	88,405	2,564	(14,784)	76,185	49.45
DWS Government Money Market VIP	2025	233,140	17,479	(56,168)	194,451	11.72
	2024	253,965	22,896	(43,720)	233,140	11.40
DWS High Income VIP	2025	39,640	1,065	(7,149)	33,556	30.84
	2024	47,140	1,134	(8,635)	39,640	28.63
DWS Small Mid Cap Growth VIP	2025	5,112	100	(476)	4,736	12.49
	2024	9,041	63	(3,992)	5,112	11.69
Fidelity Variable Insurance Products ("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2025	88,931	11,234	(6,158)	94,007	70.92
	2024	102,038	1,406	(14,513)	88,931	62.50
VIP Index 500 Portfolio	2025	101,628	1,776	(13,460)	89,943	62.68
	2024	110,597	8,772	(17,741)	101,628	53.88
VIP Mid Cap Portfolio	2025	44,469	930	(5,590)	39,809	81.02
	2024	51,678	710	(7,920)	44,469	73.39

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2010 Portfolio	2025	1,161	—	—	1,161	20.45
	2024	1,306	—	(145)	1,161	18.76
VIP Freedom 2015 Portfolio	2025	10,438	—	(257)	10,181	22.31
	2024	10,439	—	(1)	10,438	20.21
VIP Freedom 2020 Portfolio	2025	19,892	4,356	(8,722)	15,526	24.04
	2024	21,891	174	(2,173)	19,892	21.52
VIP Freedom 2025 Portfolio	2025	23,864	376	(1,008)	23,232	26.62
	2024	23,497	420	(53)	23,864	23.57
VIP Freedom 2030 Portfolio	2025	22,703	326	(4,171)	18,858	28.36
	2024	39,112	1,635	(18,044)	22,703	24.91
VIP Freedom Income Portfolio	2025	6,131	135	(113)	6,153	16.11
	2024	5,801	928	(598)	6,131	14.91
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2025	7,944	57	(108)	7,892	15.95
	2024	7,794	160	(11)	7,944	14.80
VIP FundsManager 50% Portfolio	2025	37,066	1,738	(10,854)	27,950	23.73
	2024	39,409	925	(3,268)	37,066	21.05
VIP FundsManager 70% Portfolio	2025	43,006	383	(4,229)	39,159	29.42
	2024	44,972	932	(2,898)	43,006	25.46
VIP FundsManager 85% Portfolio	2025	2,357	—	(2)	2,355	33.99
	2024	2,360	—	(3)	2,357	28.83
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2025	36,317	334	(2,381)	34,270	34.42
	2024	37,501	769	(1,952)	36,317	23.80
Small – Mid Cap Growth VIP Fund	2025	26,709	682	(990)	26,401	40.73
	2024	31,034	381	(4,706)	26,709	40.19
Small Cap Value VIP Fund	2025	22,621	275	(1,684)	21,212	42.22
	2024	25,062	40,590	(43,031)	22,621	39.67

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Strategic Growth Fund	2025	57,825	665	(5,903)	52,586	67.84
	2024	66,074	456	(8,705)	57,825	58.19
Mid Cap Value Fund	2025	25,368	903	(3,413)	22,857	69.84
	2024	29,614	314	(4,561)	25,368	64.57
Small Cap Equity Insights Fund	2025	7,331	266	(698)	6,900	55.42
	2024	9,152	145	(1,966)	7,331	48.27
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2025	40,304	1,123	(6,000)	35,427	48.37
	2024	48,211	21,055	(28,962)	40,304	42.61
VIT Enterprise Portfolio (Service Shares)	2025	11,122	84	(538)	10,667	61.91
	2024	11,774	80	(732)	11,122	58.30
VIT Forty Portfolio (Institutional Shares)	2025	183,623	1,667	(15,555)	169,735	59.70
	2024	211,528	3,509	(31,415)	183,623	51.12
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2025	33,572	1,394	(5,784)	29,182	23.92
	2024	36,007	1,690	(4,124)	33,572	23.27
VIT Low Duration Portfolio	2025	51,621	2,559	(5,337)	48,843	16.47
	2024	55,901	5,431	(9,711)	51,621	15.78
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2025	6,455	37	(200)	6,292	71.01
	2024	7,036	16	(598)	6,455	63.44
Equity Income Account II	2025	47,280	605	(4,466)	43,419	61.48
	2024	52,462	97	(5,279)	47,280	53.96
MidCap Account II	2025	9,317	316	(336)	9,297	296.10
	2024	10,221	87	(991)	9,317	295.02
SmallCap Account II	2025	62,678	1,661	(3,188)	61,151	19.81
	2024	63,261	466	(1,049)	62,678	17.46

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2025	255,550	3,285	(45,787)	213,047	41.08
	2024	275,581	7,829	(27,860)	255,550	36.56
SAM Conservative Balanced Portfolio	2025	64,301	82	(2,962)	61,421	31.08
	2024	68,461	167	(4,328)	64,301	28.25
SAM Conservative Growth Portfolio	2025	230,956	743	(24,177)	207,522	50.57
	2024	243,957	3,282	(16,283)	230,956	44.36
SAM Flexible Income Portfolio	2025	91,468	1,998	(10,495)	82,971	25.54
	2024	112,603	558	(21,693)	91,468	23.56
SAM Strategic Growth Portfolio	2025	164,651	12,383	(23,698)	153,336	58.03
	2024	170,502	2,376	(8,227)	164,651	50.34

The remainder of this page is intentionally left blank.

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc. subaccounts
VP SRI Mid Cap Portfolio	2025	2,516	—	(1,349)	1,167	30.66
	2024	2,516	—	—	2,516	30.64
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2025	258	7	—	264	39.50
	2024	285	8	(35)	258	34.63
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2025	21,214	819	(1,172)	20,860	25.36
	2024	22,939	810	(2,535)	21,214	23.23
DWS Variable Series I – Class A Shares subaccounts
DWS Core Equity VIP	2025	8,310	111	(2,098)	6,323	48.57
	2024	10,431	100	(2,221)	8,310	42.16
DWS CROCI International VIP	2025	85,378	2,592	(16,180)	71,790	12.20
	2024	94,102	5,466	(14,190)	85,378	8.54
DWS Global Small Cap VIP	2025	30,740	848	(3,177)	28,411	34.53
	2024	33,920	1,245	(4,425)	30,740	29.06
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2025	45,029	1,726	(5,756)	40,999	53.75
	2024	54,551	586	(10,108)	45,029	46.51
DWS Government Money Market VIP	2025	168,197	48,229	(15,485)	200,941	10.99
	2024	185,847	8,421	(26,071)	168,197	10.72
DWS High Income VIP	2025	32,932	1,129	(5,142)	28,919	28.93
	2024	37,147	1,528	(5,743)	32,932	26.93
DWS Small Mid Cap Growth VIP	2025	3,790	331	(577)	3,544	11.72
	2024	3,718	255	(183)	3,790	10.99
Fidelity Variable Insurance Products ("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2025	80,358	1,341	(12,801)	68,898	66.72
	2024	92,503	627	(12,772)	80,358	58.95
VIP Index 500 Portfolio	2025	139,536	1,065	(88,506)	52,094	58.97
	2024	151,537	424	(12,425)	139,536	50.82
VIP Mid Cap Portfolio	2025	25,640	1,747	(3,519)	23,867	76.23
	2024	26,919	621	(1,900)	25,640	69.23

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2010 Portfolio	2025	10,425	—	(8,161)	2,264	19.59
	2024	11,002	—	(577)	10,425	18.02
VIP Freedom 2015 Portfolio	2025	2,209	58	(20)	2,247	21.38
	2024	2,147	62	—	2,209	19.41
VIP Freedom 2020 Portfolio	2025	29,903	—	(3)	29,900	23.03
	2024	29,906	—	(3)	29,903	20.67
VIP Freedom 2025 Portfolio	2025	41,869	134	(372)	41,631	25.50
	2024	42,921	197	(1,249)	41,869	22.64
VIP Freedom 2030 Portfolio	2025	20,836	243	(2,245)	18,834	27.17
	2024	21,363	506	(1,033)	20,836	23.92
VIP Freedom Income Portfolio	2025	3,880	—	(114)	3,766	15.44
	2024	4,002	—	(122)	3,880	14.32
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2025	175	—	—	175	15.28
	2024	302	—	(127)	175	14.21
VIP FundsManager 50% Portfolio	2025	22,583	250	(2,151)	20,682	22.74
	2024	23,987	98	(1,502)	22,583	20.22
VIP FundsManager 70% Portfolio	2025	17,880	—	(2,254)	15,626	28.19
	2024	19,230	—	(1,350)	17,880	24.45
VIP FundsManager 85% Portfolio	2025	10,480	80	(592)	9,969	32.56
	2024	10,393	88	(1)	10,480	27.69
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2025	13,039	212	(2,021)	11,230	32.30
	2024	14,834	592	(2,387)	13,039	22.39
Small – Mid Cap Growth VIP Fund	2025	27,286	1,158	(4,083)	24,361	38.32
	2024	32,714	907	(6,335)	27,286	37.91
Small Cap Value VIP Fund	2025	23,861	223	(1,363)	22,721	40.12
	2024	26,336	252	(2,727)	23,861	37.79

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Strategic Growth Fund	2025	30,479	1,163	(8,902)	22,739	63.83
	2024	37,938	235	(7,694)	30,479	54.89
Mid Cap Value Fund	2025	16,296	563	(2,792)	14,066	65.71
	2024	17,808	346	(1,858)	16,296	60.91
Small Cap Equity Insights Fund	2025	4,011	216	(784)	3,443	52.14
	2024	5,010	352	(1,351)	4,011	45.53
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2025	65,554	630	(2,913)	63,270	45.51
	2024	68,014	1,724	(4,184)	65,554	40.19
VIT Enterprise Portfolio (Service Shares)	2025	4,516	162	(79)	4,599	58.24
	2024	5,123	96	(703)	4,516	54.98
VIT Forty Portfolio (Institutional Shares)	2025	67,192	1,675	(14,278)	54,589	56.02
	2024	84,449	437	(17,694)	67,192	48.08
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2025	26,397	1,054	(2,256)	25,195	22.44
	2024	30,148	1,336	(5,087)	26,397	21.89
VIT Low Duration Portfolio	2025	42,458	2,762	(5,988)	39,232	15.45
	2024	46,068	2,857	(6,467)	42,458	14.85
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2025	4,713	34	(311)	4,435	67.47
	2024	5,428	20	(735)	4,713	60.43
Equity Income Account II	2025	34,603	1,942	(4,099)	32,446	57.84
	2024	36,662	403	(2,462)	34,603	50.89
MidCap Account II	2025	2,054	105	(207)	1,952	278.59
	2024	2,994	18	(958)	2,054	278.26
SmallCap Account II	2025	13,028	529	(909)	12,648	19.30
	2024	12,991	414	(377)	13,028	17.05

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2025	266,483	12,374	(85,672)	193,185	38.78
	2024	291,040	7,241	(31,798)	266,483	34.60
SAM Conservative Balanced Portfolio	2025	59,847	5,831	(7,333)	58,345	29.34
	2024	65,459	2,794	(8,406)	59,847	26.74
SAM Conservative Growth Portfolio	2025	239,903	7,322	(28,677)	218,548	47.73
	2024	259,302	1,581	(20,980)	239,903	41.98
SAM Flexible Income Portfolio	2025	63,038	30	(29,325)	33,743	24.10
	2024	65,085	28,824	(30,871)	63,038	22.30
SAM Strategic Growth Portfolio	2025	137,797	1,008	(4,875)	133,930	54.78
	2024	156,650	2,306	(21,159)	137,797	47.64

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc. subaccounts
VP SRI Mid Cap Portfolio	2025	2,032	—	(101)	1,931	30.66
	2024	2,140	—	(108)	2,032	30.64
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2025	—	—	—	—	39.50
	2024	—	—	—	—	34.63
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2025	11,294	339	(2,179)	9,454	25.36
	2024	11,374	361	(441)	11,294	23.23
DWS Variable Series I – Class A Shares subaccounts
DWS Core Equity VIP	2025	22,104	206	(4,425)	17,885	48.57
	2024	23,755	541	(2,192)	22,104	42.16
DWS CROCI International VIP	2025	37,580	1,052	(7,372)	31,259	12.20
	2024	37,428	2,793	(2,641)	37,580	8.54
DWS Global Small Cap VIP	2025	7,423	210	(991)	6,642	34.53
	2024	7,646	280	(503)	7,423	29.06
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2025	23,801	773	(2,783)	21,792	53.75
	2024	25,241	458	(1,898)	23,801	46.51
DWS Government Money Market VIP	2025	51,609	1,461	(14,612)	38,458	10.99
	2024	52,803	2,103	(3,297)	51,609	10.72
DWS High Income VIP	2025	4,049	148	(244)	3,952	28.93
	2024	4,178	178	(307)	4,049	26.93
DWS Small Mid Cap Growth VIP	2025	7,452	168	(1,693)	5,928	11.72
	2024	7,560	186	(294)	7,452	10.99
Fidelity Variable Insurance Products ("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2025	14,546	140	(751)	13,935	66.72
	2024	16,445	78	(1,977)	14,546	58.95
VIP Index 500 Portfolio	2025	15,826	212	(427)	15,612	58.97
	2024	17,057	273	(1,504)	15,826	50.82
VIP Mid Cap Portfolio	2025	14,356	1,857	(4,053)	12,160	76.23
	2024	14,963	27	(634)	14,356	69.23

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2010 Portfolio	2025	—	—	—	—	19.59
	2024	—	—	—	—	18.02
VIP Freedom 2015 Portfolio	2025	—	—	—	—	21.38
	2024	—	—	—	—	19.41
VIP Freedom 2020 Portfolio	2025	—	—	—	—	23.03
	2024	—	—	—	—	20.67
VIP Freedom 2025 Portfolio	2025	2	—	—	2	25.50
	2024	4,214	—	(4,212)	2	22.64
VIP Freedom 2030 Portfolio	2025	110	—	—	110	27.17
	2024	110	—	—	110	23.92
VIP Freedom Income Portfolio	2025	—	—	—	—	15.44
	2024	—	—	—	—	14.32
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2025	12,389	—	—	12,389	15.28
	2024	12,389	—	—	12,389	14.21
VIP FundsManager 50% Portfolio	2025	—	—	—	—	22.74
	2024	—	—	—	—	20.22
VIP FundsManager 70% Portfolio	2025	—	—	—	—	28.19
	2024	—	—	—	—	24.45
VIP FundsManager 85% Portfolio	2025	99	—	—	99	32.56
	2024	99	—	—	99	27.69
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2025	1,322	—	—	1,322	32.30
	2024	1,442	9	(129)	1,322	22.39
Small – Mid Cap Growth VIP Fund	2025	2,889	107	(178)	2,818	38.32
	2024	2,997	88	(196)	2,889	37.91
Small Cap Value VIP Fund	2025	1,737	1,145	(2,237)	646	40.12
	2024	2,632	18	(913)	1,737	37.79

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Strategic Growth Fund	2025	12,138	171	(992)	11,317	63.83
	2024	12,894	96	(852)	12,138	54.89
Mid Cap Value Fund	2025	6,822	1,497	(2,968)	5,351	65.71
	2024	7,118	120	(416)	6,822	60.91
Small Cap Equity Insights Fund	2025	769	1	—	770	52.14
	2024	768	1	—	769	45.53
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2025	5,156	—	(1)	5,155	45.51
	2024	5,175	—	(19)	5,156	40.19
VIT Enterprise Portfolio (Service Shares)	2025	1,280	32	(49)	1,263	58.24
	2024	1,335	20	(75)	1,280	54.98
VIT Forty Portfolio (Institutional Shares)	2025	62,879	434	(8,349)	54,964	56.02
	2024	68,254	731	(6,106)	62,879	48.08
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2025	10,005	250	(811)	9,445	22.44
	2024	10,143	271	(409)	10,005	21.89
VIT Low Duration Portfolio	2025	16,013	484	(5,401)	11,096	15.45
	2024	16,531	847	(1,365)	16,013	14.85
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2025	2,072	2,072	(4,143)	—	67.47
	2024	2,072	—	—	2,072	60.43
Equity Income Account II	2025	2,651	1,699	(3,399)	952	57.84
	2024	2,725	—	(74)	2,651	50.89
MidCap Account II	2025	1,561	18	(81)	1,498	278.59
	2024	1,644	4	(87)	1,561	278.26
SmallCap Account II	2025	4,139	145	(337)	3,948	19.30
	2024	4,167	146	(174)	4,139	17.05

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2025	26,550	31	(338)	26,243	38.78
	2024	30,452	6,129	(10,031)	26,550	34.60
SAM Conservative Balanced Portfolio	2025	891	—	(1)	890	29.34
	2024	892	—	(1)	891	26.74
SAM Conservative Growth Portfolio	2025	22,687	82	(3,129)	19,640	47.73
	2024	25,259	388	(2,960)	22,687	41.98
SAM Flexible Income Portfolio	2025	935	—	(313)	622	24.10
	2024	937	—	(2)	935	22.30
SAM Strategic Growth Portfolio	2025	21,020	1,196	(384)	21,833	54.78
	2024	22,326	1,223	(2,529)	21,020	47.64

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc. subaccounts
VP SRI Mid Cap Portfolio	2025	10	—	(1)	9	28.85
	2024	11	—	(1)	10	28.91
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccounts
Sustainable U.S. Equity Portfolio	2025	—	—	—	—	37.17
	2024	—	—	—	—	32.66
BNY Mellon Variable Investment Fund – Service Class Shares subaccounts
Opportunistic Small Cap Portfolio	2025	5,394	250	(239)	5,405	23.86
	2024	5,798	352	(756)	5,394	21.91
DWS Variable Series I – Class A Shares subaccounts
DWS Core Equity VIP	2025	28,297	429	(2,576)	26,150	45.58
	2024	29,142	163	(1,008)	28,297	39.66
DWS CROCI International VIP	2025	38,113	741	(5,688)	33,166	11.45
	2024	39,149	3,104	(4,140)	38,113	8.03
DWS Global Small Cap VIP	2025	5,217	184	(275)	5,127	32.49
	2024	5,641	235	(659)	5,217	27.41
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2025	21,281	608	(2,191)	19,698	50.44
	2024	23,067	588	(2,374)	21,281	43.76
DWS Government Money Market VIP	2025	66,959	3,474	(3,739)	66,693	10.32
	2024	64,665	5,136	(2,842)	66,959	10.09
DWS High Income VIP	2025	4,965	185	(291)	4,859	27.15
	2024	4,920	325	(280)	4,965	25.34
DWS Small Mid Cap Growth VIP	2025	4,784	148	(497)	4,435	11.00
	2024	4,777	123	(116)	4,784	10.34
Fidelity Variable Insurance Products ("VIP") Funds – Service Class subaccounts
VIP Growth Portfolio	2025	8,851	129	(467)	8,513	62.79
	2024	10,796	166	(2,111)	8,851	55.61
VIP Index 500 Portfolio	2025	7,549	130	(671)	7,007	55.49
	2024	8,361	170	(982)	7,549	47.94
VIP Mid Cap Portfolio	2025	3,414	164	(185)	3,393	71.73
	2024	3,620	130	(336)	3,414	65.30

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2010 Portfolio	2025	—	—	—	—	18.77
	2024	—	—	—	—	17.31
VIP Freedom 2015 Portfolio	2025	—	—	—	—	20.48
	2024	—	—	—	—	18.65
VIP Freedom 2020 Portfolio	2025	—	—	—	—	22.07
	2024	—	—	—	—	19.85
VIP Freedom 2025 Portfolio	2025	—	—	—	—	24.44
	2024	—	—	—	—	21.74
VIP Freedom 2030 Portfolio	2025	—	—	—	—	26.03
	2024	—	—	—	—	22.98
VIP Freedom Income Portfolio	2025	—	—	—	—	14.79
	2024	—	—	—	—	13.76
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2025	—	—	—	—	14.64
	2024	—	—	—	—	13.65
VIP FundsManager 50% Portfolio	2025	—	—	—	—	21.78
	2024	—	—	—	—	19.42
VIP FundsManager 70% Portfolio	2025	—	—	—	—	27.01
	2024	—	—	—	—	23.49
VIP FundsManager 85% Portfolio	2025	—	—	—	—	31.20
	2024	—	—	—	—	26.59
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2025	449	—	(25)	424	30.31
	2024	450	—	(1)	449	21.06
Small – Mid Cap Growth VIP Fund	2025	2,573	87	(118)	2,542	36.06
	2024	2,781	89	(297)	2,573	35.76
Small Cap Value VIP Fund	2025	—	—	—	—	38.13
	2024	—	—	—	—	36.00

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Strategic Growth Fund	2025	8,510	138	(608)	8,039	60.06
	2024	9,205	198	(893)	8,510	51.78
Mid Cap Value Fund	2025	4,930	132	(176)	4,886	61.83
	2024	5,348	137	(555)	4,930	57.45
Small Cap Equity Insights Fund	2025	—	—	—	—	49.07
	2024	—	—	—	—	42.95
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2025	2,903	—	—	2,903	42.82
	2024	2,895	8	—	2,903	37.91
VIT Enterprise Portfolio (Service Shares)	2025	1,534	45	(40)	1,539	54.81
	2024	1,687	52	(205)	1,534	51.87
VIT Forty Portfolio (Institutional Shares)	2025	52,871	775	(3,734)	49,912	52.57
	2024	55,249	312	(2,690)	52,871	45.23
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2025	3,909	315	(403)	3,821	21.06
	2024	3,773	465	(329)	3,909	20.60
VIT Low Duration Portfolio	2025	13,892	1,343	(1,522)	13,713	14.50
	2024	13,044	1,910	(1,062)	13,892	13.97
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2025	6,412	100	(56)	6,456	64.12
	2024	6,300	112	—	6,412	57.57
Equity Income Account II	2025	9,358	236	(405)	9,190	54.43
	2024	11,678	211	(2,531)	9,358	48.01
MidCap Account II	2025	318	12	(23)	307	262.16
	2024	355	6	(43)	318	262.49
SmallCap Account II	2025	3,943	162	(122)	3,983	18.79
	2024	4,133	188	(378)	3,943	16.64

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

5. Units Issued and Redeemed
	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During

	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios subaccounts
SAM Balanced Portfolio	2025	8,108	—	(3,140)	4,968	36.61
	2024	11,665	—	(3,557)	8,108	32.75
SAM Conservative Balanced Portfolio	2025	993	—	(2)	991	27.70
	2024	996	—	(3)	993	25.31
SAM Conservative Growth Portfolio	2025	9,618	—	(2,340)	7,278	45.07
	2024	10,360	37	(779)	9,618	39.73
SAM Flexible Income Portfolio	2025	22,739	395	(877)	22,257	22.76
	2024	23,255	—	(516)	22,739	21.10
SAM Strategic Growth Portfolio	2025	16,770	—	(3)	16,767	51.72
	2024	18,772	133	(2,135)	16,770	45.08

The remainder of this page intentionally left blank.

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

The Company sells variable annuity products, which have unique combinations of features and fees that are charged against the contractholder’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return.  Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return.  The summary may not reflect the minimum and maximum contract charges offered by the Company as contractholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2025	4,528	$28.85	to	$32.59	$141,650	0.33%	1.15%	to	1.65%	0.30%	to	(0.19)%
2024	5,963	28.91	to	32.49	185,305	0.12%	1.15%	to	1.65%	8.96%	to	8.42%
2023	6,222	26.66	to	29.82	177,938	0.19%	1.15%	to	1.65%	10.37%	to	9.83%
2022	6,287	24.27	to	27.01	163,158	0.00%	1.15%	to	1.65%	(20.40)%	to	(20.79)%
2021	7,162	30.65	to	33.94	234,764	0.20%	1.15%	to	1.65%	13.72%	to	13.16%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio
2025	4,390	$39.50	to	$41.98	$183,527	0.06%	1.15%	to	1.40%	14.36%	to	14.08%
2024	4,495	34.63	to	36.71	164,420	0.39%	1.15%	to	1.40%	23.15%	to	22.84%
2023	4,888	28.19	to	29.81	145,173	0.59%	1.15%	to	1.40%	22.11%	to	21.81%
2022	6,470	23.14	to	24.41	156,897	0.27%	1.15%	to	1.40%	(23.94)%	to	(24.12)%
2021	11,643	30.50	to	32.10	372,484	0.60%	1.15%	to	1.40%	25.24%	to	24.93%
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2025	58,432	$23.86	to	$26.95	$1,509,891	0.46%	1.15%	to	1.65%	9.43%	to	8.90%
2024	63,353	21.91	to	24.63	1,500,228	0.50%	1.15%	to	1.65%	3.16%	to	2.65%
2023	66,988	21.35	to	23.87	1,540,015	0.09%	1.15%	to	1.65%	7.78%	to	7.25%
2022	70,803	19.90	to	22.15	1,512,834	0.00%	1.15%	to	1.65%	(17.77)%	to	(18.18)%
2021	86,704	24.33	to	26.94	2,267,682	0.00%	1.15%	to	1.65%	14.84%	to	14.28%

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
DWS Variable Series I – Class A Shares
DWS Core Equity VIP
2025	91,513	$45.58	to	$51.76	$4,498,261	0.80%	1.15%	to	1.65%	15.50%	to	14.93%
2024	103,558	39.66	to	44.82	4,414,347	0.85%	1.15%	to	1.65%	18.71%	to	18.12%
2023	112,936	33.58	to	37.75	4,068,493	0.94%	1.15%	to	1.65%	24.15%	to	23.54%
2022	118,462	27.18	to	30.41	3,444,614	0.70%	1.15%	to	1.65%	(16.49)%	to	(16.90)%
2021	125,740	32.71	to	36.42	4,389,266	0.78%	1.15%	to	1.65%	23.88%	to	23.27%
DWS CROCI International VIP
2025	259,104	$11.45	to	$13.00	$3,234,761	2.71%	1.15%	to	1.65%	43.25%	to	42.55%
2024	307,296	8.03	to	9.08	2,683,053	3.32%	1.15%	to	1.65%	1.28%	to	0.78%
2023	328,213	7.97	to	8.96	2,835,321	3.31%	1.15%	to	1.65%	17.60%	to	17.02%
2022	434,107	6.81	to	7.62	3,212,983	2.80%	1.15%	to	1.65%	(14.17)%	to	(14.59)%
2021	462,895	7.97	to	8.88	3,996,988	2.39%	1.15%	to	1.65%	8.00%	to	7.46%
DWS Global Small Cap VIP
2025	77,711	$32.49	to	$36.70	$2,754,454	1.21%	1.15%	to	1.65%	19.14%	to	18.55%
2024	83,057	27.41	to	30.81	2,474,106	1.37%	1.15%	to	1.65%	4.55%	to	4.03%
2023	92,757	26.35	to	29.46	2,648,738	0.89%	1.15%	to	1.65%	23.15%	to	22.55%
2022	98,720	21.50	to	23.93	2,291,695	0.44%	1.15%	to	1.65%	(24.92)%	to	(25.29)%
2021	113,219	28.77	to	31.87	3,512,208	0.36%	1.15%	to	1.65%	13.63%	to	13.08%
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP
2025	153,748	$50.44	to	$57.29	$8,450,654	1.35%	1.15%	to	1.65%	15.86%	to	15.28%
2024	166,295	43.76	to	49.45	7,899,339	1.48%	1.15%	to	1.65%	16.41%	to	15.83%
2023	191,263	37.77	to	42.47	7,822,136	1.72%	1.15%	to	1.65%	19.39%	to	18.81%
2022	206,520	31.79	to	35.58	7,086,728	1.58%	1.15%	to	1.65%	(16.36)%	to	(16.77)%
2021	231,987	38.20	to	42.53	9,539,678	1.94%	1.15%	to	1.65%	25.25%	to	24.63%
DWS Government Money Market VIP
2025	500,543	$10.32	to	$11.72	$5,598,888	0.02%	1.15%	to	1.65%	2.77%	to	2.26%
2024	519,906	10.09	to	11.40	5,691,276	4.88%	1.15%	to	1.65%	3.72%	to	3.20%
2023	557,280	9.78	to	10.99	5,898,144	4.64%	1.15%	to	1.65%	3.56%	to	3.05%
2022	599,294	9.49	to	10.62	6,142,212	1.82%	1.15%	to	1.65%	0.16%	to	(0.33)%
2021	627,478	9.52	to	10.60	6,427,440	0.01%	1.15%	to	1.65%	(1.13)%	to	(1.61)%
DWS High Income VIP
2025	71,286	$27.15	to	$30.84	$2,117,809	6.93%	1.15%	to	1.65%	7.70%	to	7.17%
2024	81,585	25.34	to	28.63	2,256,751	5.99%	1.15%	to	1.65%	5.91%	to	5.38%
2023	93,385	24.04	to	27.03	2,446,195	5.30%	1.15%	to	1.65%	10.08%	to	9.54%
2022	97,232	21.95	to	24.56	2,315,309	4.79%	1.15%	to	1.65%	(9.92)%	to	(10.36)%
2021	108,396	24.49	to	27.26	2,869,060	4.59%	1.15%	to	1.65%	2.82%	to	2.32%

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
DWS Variable Series II – Class A Shares
DWS Small Mid Cap Growth VIP
2025	18,643	$11.00	to	$12.49	$218,976	0.00%	1.15%	to	1.65%	6.88%	to	6.36%
2024	21,138	10.34	to	11.69	232,820	0.00%	1.15%	to	1.65%	3.94%	to	3.43%
2023	25,096	10.00	to	11.24	268,991	0.03%	1.15%	to	1.65%	17.48%	to	16.91%
2022	26,428	8.55	to	9.57	242,313	0.00%	1.15%	to	1.65%	(28.84)%	to	(29.19)%
2021	29,370	12.08	to	13.45	380,284	0.04%	1.15%	to	1.65%	12.55%	to	11.99%
Fidelity Variable Insurance Products ("VIP") Funds – Service Class
VIP Growth Portfolio
2025	185,353	$62.79	to	$70.92	$12,728,028	0.20%	1.15%	to	1.65%	13.47%	to	12.91%
2024	192,686	55.61	to	62.50	11,644,323	0.00%	1.15%	to	1.65%	28.77%	to	28.13%
2023	221,782	43.40	to	48.53	10,420,333	0.04%	1.15%	to	1.65%	34.55%	to	33.89%
2022	250,136	32.41	to	36.07	8,755,177	0.43%	1.15%	to	1.65%	(25.38)%	to	(25.75)%
2021	279,252	43.65	to	48.34	13,112,079	0.00%	1.15%	to	1.65%	21.68%	to	21.08%
VIP Index 500 Portfolio
2025	164,657	$55.49	to	$62.68	$10,018,806	1.06%	1.15%	to	1.65%	16.32%	to	15.75%
2024	264,539	47.94	to	53.88	13,733,955	1.19%	1.15%	to	1.65%	23.34%	to	22.73%
2023	287,552	39.06	to	43.69	12,122,358	1.39%	1.15%	to	1.65%	24.64%	to	24.03%
2022	305,830	31.50	to	35.05	10,359,336	1.21%	1.15%	to	1.65%	(19.22)%	to	(19.62)%
2021	317,274	39.18	to	43.39	13,324,110	1.14%	1.15%	to	1.65%	26.99%	to	26.36%
VIP Mid Cap Portfolio
2025	79,229	$71.73	to	$81.02	$6,214,877	0.35%	1.15%	to	1.65%	10.39%	to	9.85%
2024	87,877	65.30	to	73.39	6,255,209	0.46%	1.15%	to	1.65%	16.01%	to	15.43%
2023	97,179	56.57	to	63.27	5,979,529	0.50%	1.15%	to	1.65%	13.70%	to	13.14%
2022	104,706	50.00	to	55.64	5,672,806	0.34%	1.15%	to	1.65%	(15.82)%	to	(16.23)%
2021	115,183	59.69	to	66.10	7,409,338	0.51%	1.15%	to	1.65%	24.08%	to	23.47%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2025	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2024 (1)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2023	0	14.78	to	15.94	0	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2022	0	13.95	to	14.97	0	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
2021	0	16.23	to	17.33	0	0.00%	1.15%	to	1.65%	0.00%	to	0.00%
VIP Freedom 2010 Portfolio
2025	3,424	$19.59	to	$20.45	$68,103	1.57%	1.15%	to	1.40%	9.00%	to	8.73%
2024	11,587	18.02	to	18.76	209,615	3.32%	1.15%	to	1.40%	3.95%	to	3.69%
2023	12,309	17.38	to	18.05	214,764	3.73%	1.15%	to	1.40%	7.85%	to	7.58%
2022	12,875	16.15	to	16.73	208,705	1.68%	1.15%	to	1.40%	(14.64)%	to	(14.85)%
2021	13,448	18.97	to	19.60	255,925	0.80%	1.15%	to	1.40%	4.40%	to	4.14%

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2015 Portfolio
2025	12,429	$21.38	to	$22.31	$275,203	2.80%	1.15%	to	1.40%	10.38%	to	10.11%
2024	12,646	19.41	to	20.21	253,863	3.06%	1.15%	to	1.40%	4.99%	to	4.73%
2023	12,585	18.54	to	19.25	240,758	3.43%	1.15%	to	1.40%	9.39%	to	9.12%
2022	12,538	16.99	to	17.60	219,374	1.73%	1.15%	to	1.40%	(15.76)%	to	(15.96)%
2021	12,507	20.21	to	20.89	259,876	0.86%	1.15%	to	1.40%	6.17%	to	5.91%
VIP Freedom 2020 Portfolio
2025	45,425	$23.03	to	$24.04	$1,061,822	2.45%	1.15%	to	1.40%	11.71%	to	11.43%
2024	49,797	20.67	to	21.52	1,046,075	2.67%	1.15%	to	1.40%	6.17%	to	5.91%
2023	51,799	19.51	to	20.27	1,027,290	3.08%	1.15%	to	1.40%	10.95%	to	10.68%
2022	71,767	17.63	to	18.27	1,291,950	1.55%	1.15%	to	1.40%	(16.92)%	to	(17.13)%
2021	76,969	21.28	to	21.99	1,671,068	0.84%	1.15%	to	1.40%	8.02%	to	7.76%
VIP Freedom 2025 Portfolio
2025	64,865	$25.50	to	$26.62	$1,680,237	2.38%	1.15%	to	1.40%	12.93%	to	12.66%
2024	65,737	22.64	to	23.57	1,510,414	2.24%	1.15%	to	1.40%	7.04%	to	6.78%
2023	70,633	21.20	to	22.02	1,516,745	2.63%	1.15%	to	1.40%	12.04%	to	11.76%
2022	69,945	18.97	to	19.65	1,342,592	1.88%	1.15%	to	1.40%	(17.58)%	to	(17.79)%
2021	69,452	23.07	to	23.85	1,619,969	0.97%	1.15%	to	1.40%	9.29%	to	9.02%
VIP Freedom 2030 Portfolio
2025	37,801	$27.17	to	$28.36	$1,049,624	2.16%	1.15%	to	1.40%	13.85%	to	13.57%
2024	43,650	23.92	to	24.91	1,066,707	1.65%	1.15%	to	1.40%	7.89%	to	7.62%
2023	60,586	22.23	to	23.09	1,380,477	2.22%	1.15%	to	1.40%	13.16%	to	12.88%
2022	60,553	19.69	to	20.40	1,219,867	1.44%	1.15%	to	1.40%	(18.03)%	to	(18.23)%
2021	69,591	24.08	to	24.89	1,709,522	0.88%	1.15%	to	1.40%	10.80%	to	10.52%
VIP Freedom Income Portfolio
2025	9,919	$15.44	to	$16.11	$157,279	3.13%	1.15%	to	1.40%	8.06%	to	7.80%
2024	10,011	14.32	to	14.91	146,989	3.49%	1.15%	to	1.40%	3.01%	to	2.75%
2023	9,803	13.94	to	14.48	139,741	4.02%	1.15%	to	1.40%	6.43%	to	6.17%
2022	9,368	13.13	to	13.60	125,463	1.33%	1.15%	to	1.40%	(13.26)%	to	(13.47)%
2021	20,507	15.17	to	15.68	317,233	0.80%	1.15%	to	1.40%	1.86%	to	1.60%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2025	20,456	$15.28	to	$15.95	$317,783	3.57%	1.15%	to	1.40%	7.79%	to	7.52%
2024	20,506	14.21	to	14.80	296,033	3.54%	1.15%	to	1.40%	4.18%	to	3.92%
2023	20,484	13.67	to	14.20	284,199	3.52%	1.15%	to	1.40%	6.79%	to	6.53%
2022	22,170	12.84	to	13.30	288,130	1.45%	1.15%	to	1.40%	(10.78)%	to	(11.00)%
2021	27,374	14.42	to	14.91	399,946	0.83%	1.15%	to	1.40%	2.34%	to	2.09%

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights
	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 50% Portfolio
2025	48,632	$22.74	to	$23.73	$1,133,505	2.24%	1.15%	to	1.40%	12.73%	to	12.46%
2024	59,648	20.22	to	21.05	1,236,826	2.25%	1.15%	to	1.40%	7.14%	to	6.87%
2023	63,395	18.92	to	19.65	1,228,083	2.48%	1.15%	to	1.40%	11.37%	to	11.10%
2022	63,829	16.44	to	17.64	1,110,553	1.82%	1.15%	to	1.65%	(15.01)%	to	(15.43)%
2021	71,270	19.44	to	20.76	1,461,827	1.08%	1.15%	to	1.65%	8.63%	to	8.09%
VIP FundsManager 70% Portfolio
2025	54,786	$28.19	to	$29.42	$1,592,726	1.74%	1.15%	to	1.40%	15.58%	to	15.29%
2024	60,886	24.45	to	25.46	1,532,055	1.58%	1.15%	to	1.40%	9.42%	to	9.14%
2023	64,202	22.40	to	23.27	1,477,192	1.91%	1.15%	to	1.40%	14.26%	to	13.98%
2022	64,537	19.66	to	20.36	1,300,191	1.21%	1.15%	to	1.40%	(16.75)%	to	(16.96)%
2021	62,750	23.67	to	24.46	1,518,701	0.82%	1.15%	to	1.40%	13.14%	to	12.86%
VIP FundsManager 85% Portfolio
2025	12,422	$32.56	to	$33.99	$407,852	1.31%	1.15%	to	1.40%	17.90%	to	17.61%
2024	12,937	27.69	to	28.83	360,822	1.24%	1.15%	to	1.40%	11.09%	to	10.82%
2023	12,853	24.98	to	25.95	323,353	0.41%	1.15%	to	1.40%	16.15%	to	15.86%
2022	125,519	21.56	to	22.34	2,709,914	0.85%	1.15%	to	1.40%	(18.13)%	to	(18.33)%
2021	126,582	26.40	to	27.29	3,347,075	0.82%	1.15%	to	1.40%	16.30%	to	16.02%
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
2025	47,247	$30.31	to	$34.42	$1,598,002	0.54%	1.15%	to	1.65%	44.61%	to	43.89%
2024	51,128	21.06	to	23.80	1,195,568	3.92%	1.15%	to	1.65%	6.43%	to	5.90%
2023	54,227	19.89	to	22.37	1,190,982	2.09%	1.15%	to	1.65%	11.35%	to	10.80%
2022	57,742	17.95	to	20.09	1,140,553	1.83%	1.15%	to	1.65%	(22.87)%	to	(23.25)%
2021	58,871	23.39	to	26.04	1,508,571	0.92%	1.15%	to	1.65%	(6.81)%	to	(7.27)%
Small – Mid Cap Growth VIP Fund
2025	56,122	$36.06	to	$40.73	$2,208,670	0.00%	1.15%	to	1.65%	1.35%	to	0.85%
2024	59,457	35.76	to	40.19	2,309,330	0.00%	1.15%	to	1.65%	9.76%	to	9.22%
2023	69,526	32.74	to	36.62	2,463,811	0.00%	1.15%	to	1.65%	25.30%	to	24.69%
2022	71,672	26.26	to	29.22	2,028,790	0.00%	1.15%	to	1.65%	(34.44)%	to	(34.77)%
2021	78,249	40.25	to	44.58	3,393,767	0.00%	1.15%	to	1.65%	8.76%	to	8.23%
Small Cap Value VIP Fund
2025	44,579	$40.12	to	$42.22	$1,833,145	1.10%	1.15%	to	1.40%	6.43%	to	6.17%
2024	48,218	37.79	to	39.67	1,864,819	0.92%	1.15%	to	1.40%	10.42%	to	10.15%
2023	54,029	34.31	to	35.93	1,894,278	0.53%	1.15%	to	1.40%	11.47%	to	11.19%
2022	96,701	30.86	to	32.23	3,073,654	0.88%	1.15%	to	1.40%	(11.09)%	to	(11.30)%
2021	114,833	34.79	to	36.25	4,110,503	0.97%	1.15%	to	1.40%	23.94%	to	23.64%

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights
	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Goldman Sachs Variable Insurance Trust – Institutional Class
Strategic Growth Fund
2025	94,682	$60.06	to	$67.84	$6,224,153	0.00%	1.15%	to	1.65%	16.58%	to	16.00%
2024	108,952	51.78	to	58.19	6,144,751	0.00%	1.15%	to	1.65%	30.85%	to	30.20%
2023	126,111	39.77	to	44.47	5,442,112	0.00%	1.15%	to	1.65%	40.33%	to	39.65%
2022	140,606	28.48	to	31.69	4,328,347	0.00%	1.15%	to	1.65%	(33.28)%	to	(33.61)%
2021	148,199	42.89	to	47.50	6,850,619	0.00%	1.15%	to	1.65%	20.54%	to	19.95%
Mid Cap Value Fund
2025	47,162	$61.83	to	$69.84	$3,174,390	1.16%	1.15%	to	1.65%	8.15%	to	7.62%
2024	53,416	57.45	to	64.57	3,329,515	0.99%	1.15%	to	1.65%	11.11%	to	10.56%
2023	59,889	51.97	to	58.12	3,368,926	1.02%	1.15%	to	1.65%	10.16%	to	9.62%
2022	63,401	47.41	to	52.76	3,242,987	0.61%	1.15%	to	1.65%	(11.01)%	to	(11.45)%
2021	69,807	53.54	to	59.29	4,020,201	0.46%	1.15%	to	1.65%	29.46%	to	28.83%
Small Cap Equity Insights Fund
2025	11,113	$52.14	to	$55.42	$602,026	0.74%	1.15%	to	1.40%	14.82%	to	14.54%
2024	12,110	45.53	to	48.27	571,427	0.92%	1.15%	to	1.40%	17.69%	to	17.39%
2023	14,929	38.78	to	41.01	599,390	1.02%	1.15%	to	1.40%	17.92%	to	17.63%
2022	15,646	32.97	to	34.78	533,019	0.24%	1.15%	to	1.40%	(20.30)%	to	(20.49)%
2021	17,795	41.47	to	43.64	763,016	0.45%	1.15%	to	1.40%	22.38%	to	22.08%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2025	106,755	$42.82	to	$48.37	$4,951,442	1.70%	1.15%	to	1.65%	13.51%	to	12.96%
2024	113,917	37.91	to	42.61	4,668,931	1.73%	1.15%	to	1.65%	13.83%	to	13.26%
2023	124,295	33.47	to	37.43	4,491,983	1.79%	1.15%	to	1.65%	13.83%	to	13.27%
2022	159,089	29.55	to	32.89	5,094,498	0.96%	1.15%	to	1.65%	(17.56)%	to	(17.97)%
2021	172,752	36.02	to	39.89	6,720,658	0.88%	1.15%	to	1.65%	15.58%	to	15.01%
VIT Enterprise Portfolio (Service Shares)
2025	18,068	$54.81	to	$61.91	$1,086,193	0.05%	1.15%	to	1.65%	6.19%	to	5.67%
2024	18,453	51.87	to	58.30	1,046,652	0.63%	1.15%	to	1.65%	14.00%	to	13.43%
2023	19,920	45.73	to	51.14	991,507	0.09%	1.15%	to	1.65%	16.44%	to	15.87%
2022	22,610	39.46	to	43.92	966,866	0.22%	1.15%	to	1.65%	(17.10)%	to	(17.51)%
2021	25,050	47.84	to	52.98	1,296,137	0.24%	1.15%	to	1.65%	15.22%	to	14.65%
VIT Forty Portfolio (Institutional Shares)
2025	329,200	$52.57	to	$59.70	$18,895,136	0.07%	1.15%	to	1.65%	16.80%	to	16.22%
2024	366,565	45.23	to	51.12	18,032,101	0.11%	1.15%	to	1.65%	27.00%	to	26.37%
2023	419,481	35.80	to	40.25	16,288,096	0.19%	1.15%	to	1.65%	38.38%	to	37.70%
2022	459,553	26.00	to	29.09	12,915,277	0.14%	1.15%	to	1.65%	(34.31)%	to	(34.63)%
2021	490,682	39.77	to	44.28	21,061,455	0.50%	1.15%	to	1.65%	21.50%	to	20.90%

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights
	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)
2025	67,643	$21.06	to	$23.92	$1,556,035	0.00%	1.15%	to	1.65%	2.77%	to	2.26%
2024	73,885	20.60	to	23.27	1,658,918	3.66%	1.15%	to	1.65%	4.25%	to	3.74%
2023	80,072	19.86	to	22.32	1,726,992	2.59%	1.15%	to	1.65%	7.78%	to	7.25%
2022	84,007	18.51	to	20.71	1,684,131	1.26%	1.15%	to	1.65%	(11.17)%	to	(11.61)%
2021	92,368	20.95	to	23.32	2,088,601	1.58%	1.15%	to	1.65%	(3.07)%	to	(3.55)%
VIT Low Duration Portfolio
2025	112,884	$14.50	to	$16.47	$1,780,865	0.00%	1.15%	to	1.65%	4.32%	to	3.81%
2024	123,985	13.97	to	15.78	1,877,157	4.06%	1.15%	to	1.65%	3.30%	to	2.79%
2023	131,545	13.59	to	15.28	1,933,600	3.60%	1.15%	to	1.65%	3.78%	to	3.27%
2022	137,495	13.16	to	14.72	1,952,486	1.37%	1.15%	to	1.65%	(6.81)%	to	(7.27)%
2021	153,452	14.19	to	15.80	2,341,221	0.52%	1.15%	to	1.65%	(2.05)%	to	(2.54)%
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2025	17,184	$64.12	to	$71.01	$1,160,007	0.32%	1.15%	to	1.65%	11.93%	to	11.38%
2024	19,651	57.57	to	63.44	1,188,596	0.59%	1.15%	to	1.65%	24.10%	to	23.48%
2023	20,836	46.62	to	51.12	1,019,511	0.66%	1.15%	to	1.65%	23.43%	to	22.83%
2022	22,386	37.96	to	41.41	889,479	0.60%	1.15%	to	1.65%	(17.57)%	to	(17.97)%
2021	22,285	46.27	to	50.24	1,076,861	0.73%	1.15%	to	1.65%	26.05%	to	25.43%
Equity Income Account II
2025	86,006	$54.43	to	$61.48	$5,101,540	1.60%	1.15%	to	1.65%	13.94%	to	13.38%
2024	93,892	48.01	to	53.96	4,896,454	1.89%	1.15%	to	1.65%	13.90%	to	13.34%
2023	103,527	42.36	to	47.37	4,744,185	1.92%	1.15%	to	1.65%	9.67%	to	9.13%
2022	119,517	38.82	to	43.20	4,989,400	1.55%	1.15%	to	1.65%	(11.73)%	to	(12.16)%
2021	125,987	44.19	to	48.94	5,975,616	1.82%	1.15%	to	1.65%	20.76%	to	20.16%
MidCap Account II
2025	13,053	$262.16	to	$296.10	$3,795,652	0.08%	1.15%	to	1.65%	0.37%	to	(0.13)%
2024	13,251	262.49	to	295.02	3,839,401	0.05%	1.15%	to	1.65%	18.61%	to	18.02%
2023	15,215	222.42	to	248.74	3,712,856	0.00%	1.15%	to	1.65%	24.32%	to	23.71%
2022	16,658	179.79	to	200.08	3,268,456	0.00%	1.15%	to	1.65%	(24.03)%	to	(24.41)%
2021	18,753	237.84	to	263.38	4,854,244	0.00%	1.15%	to	1.65%	23.77%	to	23.16%
SmallCap Account II
2025	81,730	$18.79	to	$19.81	$1,606,650	0.09%	1.15%	to	1.65%	13.47%	to	12.91%
2024	83,788	16.64	to	17.46	1,452,645	0.14%	1.15%	to	1.65%	5.44%	to	4.92%
2023	84,552	15.86	to	16.56	1,391,216	0.05%	1.15%	to	1.65%	14.08%	to	13.52%
2022	85,761	13.97	to	14.52	1,237,832	0.00%	1.15%	to	1.65%	(21.78)%	to	(22.16)%
2021	87,921	17.95	to	18.56	1,623,385	0.15%	1.15%	to	1.65%	18.50%	to	17.91%

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights
	At December 31,					For the Period Ended December 31,
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return*** Highest to Lowest
Principal Variable Contracts Funds, Inc. ("PVC") – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2025	437,443	$36.61	to	$41.08	$17,441,857	2.15%	1.15%	to	1.65%	12.35%	to	11.80%
2024	556,690	32.75	to	36.56	19,747,247	1.82%	1.15%	to	1.65%	11.09%	to	10.54%
2023	608,737	29.62	to	32.91	19,452,336	2.13%	1.15%	to	1.65%	14.34%	to	13.78%
2022	766,552	26.03	to	28.78	21,447,359	1.88%	1.15%	to	1.65%	(17.24)%	to	(17.65)%
2021	825,528	31.61	to	34.78	27,951,570	1.39%	1.15%	to	1.65%	12.10%	to	11.55%
SAM Conservative Balanced Portfolio
2025	121,646	$27.70	to	$31.08	$3,674,724	2.72%	1.15%	to	1.65%	10.02%	to	9.47%
2024	126,031	25.31	to	28.25	3,465,820	2.35%	1.15%	to	1.65%	7.44%	to	6.91%
2023	135,808	23.67	to	26.30	3,479,111	2.62%	1.15%	to	1.65%	10.53%	to	9.99%
2022	151,279	21.52	to	23.79	3,515,798	1.75%	1.15%	to	1.65%	(15.66)%	to	(16.07)%
2021	166,102	25.64	to	28.21	4,585,557	1.59%	1.15%	to	1.65%	8.23%	to	7.70%
SAM Conservative Growth Portfolio
2025	452,987	$45.07	to	$50.57	$22,191,825	1.52%	1.15%	to	1.65%	14.00%	to	13.44%
2024	503,165	39.73	to	44.36	21,649,589	1.29%	1.15%	to	1.65%	13.62%	to	13.06%
2023	538,879	35.14	to	39.04	20,426,810	1.59%	1.15%	to	1.65%	17.70%	to	17.12%
2022	545,398	30.00	to	33.17	17,552,263	1.55%	1.15%	to	1.65%	(18.91)%	to	(19.30)%
2021	607,442	37.18	to	40.90	24,111,235	1.02%	1.15%	to	1.65%	16.11%	to	15.54%
SAM Flexible Income Portfolio
2025	139,593	$22.76	to	$25.54	$3,453,551	3.33%	1.15%	to	1.65%	8.37%	to	7.83%
2024	178,180	21.10	to	23.56	4,061,800	2.79%	1.15%	to	1.65%	5.21%	to	4.69%
2023	201,880	20.16	to	22.40	4,393,671	3.07%	1.15%	to	1.65%	7.97%	to	7.44%
2022	195,687	18.76	to	20.74	3,966,119	2.50%	1.15%	to	1.65%	(14.35)%	to	(14.77)%
2021	211,610	22.02	to	24.22	5,017,061	2.10%	1.15%	to	1.65%	5.40%	to	4.88%
SAM Strategic Growth Portfolio
2025	325,866	$51.72	to	$58.03	$18,297,404	1.18%	1.15%	to	1.65%	15.28%	to	14.71%
2024	340,238	45.08	to	50.34	16,609,439	0.90%	1.15%	to	1.65%	15.34%	to	14.77%
2023	368,250	39.28	to	43.64	15,588,460	1.22%	1.15%	to	1.65%	20.20%	to	19.61%
2022	390,173	32.84	to	36.31	13,748,503	1.66%	1.15%	to	1.65%	(19.90)%	to	(20.29)%
2021	395,321	41.20	to	45.33	17,417,378	0.79%	1.15%	to	1.65%	18.18%	to	17.60%

(1)	For the period (cessation of operations): January 1, 2024 to June 7, 2024. The Fidelity VIP Freedom 2005 Portfolio subaccount liquidated on June 7, 2024

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against contractholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

Farmers Annuity Separate Account A
of Farmers New World Life Insurance Company
(A wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2025

6. Financial Highlights

**
These amounts represent the annual contract expenses of the Account, consisting of mortality and expense, administration, Guaranteed Minimum Death benefit rider, and Guaranteed Retirement Income benefit rider charges for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Contract maintenance charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***
These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Segment Accounting

The Company determines it conforms to segment accounting and disclosures established in FASB guidance referenced in the Accounting Standards Codification Topic 280 (“ASC 280”), Segment Reporting.  The Account represents the separate account related to individual variable annuity contracts which are no longer actively sold by the Company.  The Account oversight is conducted by Farmers Life Product Committee (FLPC) as the Company’s Chief Operating Decision Maker (CODM).

The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

The Account segment is based on the Company’s line of business, aggregating products with like economic characteristics.  This Account only consist of the individual variable annuity product and is not aggregated.

8. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2025, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company's books or Accounts that would have a material effect on the accompanying financial statements or note disclosures.
Exhibit 99.(L)(1) – Consent of Independent Registered Public Accounting Firm
We consent to the references to our firm under the caption “Experts” in the Statement of Additional Information, dated April 30, 2026, which is included in this Post-Effective Amendment No. 32 to the Registration Statement (Form N-4, File No. 333-85183) of Farmers Annuity Separate Account A (the “Registration Statement”).
We also consent to the use of our reports (1) dated April 24, 2026, with respect to the statutory-basis financial statements and supplemental schedules of Farmers New World Life Insurance Company and (2) dated April 30, 2026, with respect to the financial statements of each of the subaccounts within Farmers Annuity Separate Account A, for the year ended December 31, 2025, included in this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP
Atlanta, Georgia
April 30, 2026